UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01027
Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2016 – February 28, 2017
Item 1: Reports to Shareholders

Semiannual Report | February 28, 2017

Vanguard U.S. Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	5
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard U.S. Growth Fund returned almost 5% for the six months ended February 28, 2017. It trailed the 9.15% return of its benchmark, the Russell 1000 Growth Index, and the 7.44% average return of its large-capitalization growth peers.

• The fund’s five advisors manage their portions of the portfolio separately, but all seek to hold the stocks of large, high-quality companies with long-term growth potential.

• Value stocks outperformed growth during the half-year, and small-cap stocks topped large- and mid-caps.

• Information technology stocks, which made up about 40% of the portfolio, added the most to the fund’s absolute return but lagged those contained in the benchmark. The advisors’ consumer discretionary, industrial, and health care stocks also recorded subpar returns versus their benchmark counterparts.

• The fund held stocks in 9 of 11 industry sectors at the period’s end; only consumer staples declined.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	4.75%
Admiral™ Shares	4.81
Russell 1000 Growth Index	9.15
Large-Cap Growth Funds Average	7.44
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.46%	0.32%	1.14%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2017, the annualized expense ratios were 0.41% for Investor Shares and 0.28% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Growth Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

2

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
			Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

3

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2017

4

Advisors’ Report

For the six months ended February 28, 2017, Vanguard U.S. Growth Fund returned nearly 5%. It trailed its benchmark, the Russell 1000 Growth Index, and the average return of its peers. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 10 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 16, 2017.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth.

Weak security selection in the industrial, information technology, and health care sectors weighed on our portion of the fund over the last six months. Choices in consumer discretionary also detracted from relative results. Our selection was stronger in real estate, helping to partially offset weakness elsewhere. An underweighted exposure to consumer staples and an overweighted allocation to information technology (a result of our bottom-up stock selection) further boosted results.

The largest detractors from relative performance included athletic apparel-maker Under Armour, medical equipment supplier Edwards Lifesciences, and energy and soft drink company Monster Beverage.

Netflix was the leading contributor. Other standouts included consumer electronics company Harman International Industries and technology products and services provider CDW.

At the period’s close, we were most overweighted in the information technology, financial, and industrial sectors. We reduced our exposure to consumer discretionary, where we now have an underweighted allocation. We also remained underweighted in health care, consumer staples, and materials.

5

In today’s environment of low global growth and elevated uncertainty, we have maintained the portfolio’s exposure to secular trends and long-cycle growth. We believe these durable growth drivers will yield attractive relative returns during a challenging period for investors. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

Stock selection hurt the portfolio during the period. TripAdvisor Holdings was the biggest detractor. The company is transitioning to a business model that allows users to book directly online through its site. Although usage trends for InstantBook are improving, user behavior has been more difficult to change than expected. The company plans to increase its marketing spending in order to accelerate revenue growth and attract customers to the new feature. Such a campaign could push revenues higher, but it could also temporarily affect EBITDA. Despite InstantBook’s slow takeoff, we believe the company has the assets in place to build a successful transaction business that will supplement its core travel search business.

Our largest relative contributor during the period was Celgene Corporation. Revlimid, its drug for multiple myeloma, has grown nearly 30% year-over-year, with notable international success. We believe the company is poised to benefit from additional indications for some of its drugs (particularly Revlimid), increased use of others, and international growth opportunities.

The equity market has delivered positive absolute results over the past several years. However, Jackson Square Partners believes that ever-changing market sentiment has demonstrated that more than just fundamental factors are affecting stock prices. A lack of confidence in the tepid fundamental outlook since the financial crisis suggests that many investors have struggled to accurately predict the pace of global economic recovery. They are also uncertain about assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe.

President Trump’s surprising victory in November and the corresponding market reaction reflect growing investor optimism,

6

at least in the short term, that upcoming policy shifts could stimulate economic growth. We believe it is too early to determine the direction or magnitude of such moves, but we will closely monitor the launch of Trump’s tenure with a keen eye on potentially significant changes.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

Equity market strength over the six months was fueled by positive U.S. economic data and the surprise election of Donald Trump. The president’s proposed policies of lower taxes, increased fiscal spending, and looser regulations were generally perceived as pro-growth. This gave a boost to cheaper and more economically sensitive areas of the market. At the same time, U.S. economic data, including retail sales, housing starts, unemployment claims, and wages, strengthened.

The portfolio was hindered during the period by disappointing stock selection and a challenging environment for our investment style. The market’s preference for cheaper stocks hurt because the portfolio’s quality growth companies typically trade at a valuation premium. At the sector level, our largest detractors were information technology—mainly our decision to not own Apple—and consumer discretionary, in part because of a position in O’Reilly Automotive. Other top individual detractors included health care holding Cerner Corporation and consumer staples companies Monster Beverage Corporation, Kroger, and Estee Lauder. Top contributors included UnitedHealth Group (health care), Union Pacific (industrials), Adobe Systems (information technology), Affiliated Managers Group (financials), and Mastercard (information technology).

As always, we believe other investors’ focus on near-term events creates opportunities for investors such as ourselves, who analyze companies over the long term to achieve excess returns. We remain focused on identifying companies with durable growth drivers whose stocks present compelling risk/reward opportunities.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer, Managing Director

Hurt by the U.S. election’s focus on drug pricing earlier in the period, health care stocks dragged on portfolio returns despite a later rebound as concerns abated somewhat. Bristol-Myers Squibb declined following disappointing clinical data from its immuno-oncology program. Allergan and Shire, which have grown through acquisitions, were affected by

7

regulatory changes that threatened to remove the tax benefits of mergers between U.S. and offshore companies.

Technology positions were strong contributors but underperformed the benchmark sector. Apple’s strength reflected the proliferation of the iOS platform across mobile phones, tablets, and personal computers and the financial power and attractive margins of the company’s hardware products. Semiconductor-maker NVIDIA benefited from its focus on high-growth markets, where it is offering high-value-added graphics products. Qualcomm fell because of new and ongoing antitrust litigation.

In the wake of the U.S. election, the financial and industrial sectors performed well in anticipation of a less onerous regulatory environment and stimulus to infrastructure investment. We believe Goldman Sachs’s strong capital base and leading positions in investment banking, capital markets, trading, and asset management provide attractive exposure to long-term global economic expansion. Morgan Stanley is a formidable competitor and has a balanced and diversified business model.

Boeing’s gain reflected strong financial results and the 787 Dreamliner commercial jet’s cash generation. In consumer discretionary, Netflix rose on robust subscriber growth. As the company develops into a global network, its earnings potential grows significantly.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over intermediate and longer terms, projecting how markets, industries, and businesses will evolve over time. With this perspective, we build the portfolio through individual stock selection based on company fundamentals.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater, Investment Manager, Partner

Gary Robinson, Investment Manager

The election victory of Donald Trump dominated the news during the period. As in 2016, markets were primarily driven by politics and sentiment. Given our long-term view and focus on company fundamentals, it was pleasing to see the companies held by the portfolio continue to deliver outstanding operational results. We are heartened by their extensive investment for future growth.

Our philosophy and process focus on finding and holding exceptional growth companies, as defined by their culture, growth opportunity, and competitive edge. As a result of our research, we acquired a diverse range of stocks with attractive and durable growth prospects. CoStar Group (commercial real estate data), Ellie Mae (mortgage origination software), NVIDIA (graphic-chip designer), and Vertex Pharmaceuticals (cystic fibrosis drug developer) were all purchased over the

8

period. Funds for these stocks came from the complete sales of Apache, Colgate-Palmolive, Genomic Health, Idexx Laboratories, and O’Reilly Automotive.

Despite political uncertainties, we remain very optimistic about the portfolio’s prospects; some of its holdings are literally changing the world through their innovation, expertise, and vision. We look forward to updating you on their progress and finding more exceptional growth companies over the coming year.

9

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	37	2,536	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	36	2,511	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair Investment	13	882	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	6	441	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	6	428	Uses a long-term, active, bottom-up investment
			approach to identify companies that can generate
			above-average growth in earnings and cash flow.
Cash Investments	2	127	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

10

U.S. Growth Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.46%	0.32%
30-Day SEC Yield	0.45%	0.60%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	156	610	3,807
Median Market Cap	$53.4B	$82.4B	$57.6B
Price/Earnings Ratio	31.6x	24.7x	24.8x
Price/Book Ratio	5.0x	5.9x	3.0x
Return on Equity	21.0%	22.5%	16.4%
Earnings Growth
Rate	12.7%	11.6%	7.6%
Dividend Yield	0.9%	1.5%	1.9%
Foreign Holdings	1.1%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term
Reserves	1.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.92	0.79
Beta	1.01	0.97
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software &
	Services	6.0%
Facebook Inc.	Internet Software &
	Services	3.9
Microsoft Corp.	Systems Software	3.9
Mastercard Inc.	Data Processing &
	Outsourced Services	3.3
Visa Inc.	Data Processing &
	Outsourced Services	3.1
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.7
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.6
PayPal Holdings Inc.	Data Processing &
	Outsourced Services	2.5
Celgene Corp.	Biotechnology	2.5
Allergan plc	Pharmaceuticals	2.1
Top Ten		32.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.41% for Investor Shares and 0.28% for Admiral Shares.

11

U.S. Growth Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	16.6%	20.6%	12.4%
Consumer Staples	3.6	9.3	8.4
Energy	0.5	0.5	6.2
Financials	7.0	2.9	15.3
Health Care	15.4	16.2	13.4
Industrials	8.8	10.9	10.8
Information
Technology	41.7	32.3	20.7
Materials	0.8	3.5	3.4
Other	1.8	0.0	0.0
Real Estate	3.8	2.8	4.1
Telecommunication
Services	0.0	1.0	2.1
Utilities	0.0	0.0	3.2

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	-0.75%	14.32%	7.18%
Admiral Shares	8/13/2001	-0.59	14.48	7.35

See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (16.3%)
*	Amazon.com Inc.	223,927	189,227
	Home Depot Inc.	829,918	120,263
*	Liberty Interactive Corp.
	QVC Group Class A	4,656,094	87,907
*	Netflix Inc.	597,274	84,891
*	Liberty Global plc	1,881,595	66,025
*	TripAdvisor Inc.	1,513,701	62,773
*	O’Reilly Automotive Inc.	226,143	61,445
	NIKE Inc. Class B	869,228	49,685
	Dollar General Corp.	672,388	49,098
	Starbucks Corp.	825,973	46,973
*	Priceline Group Inc.	25,840	44,552
^	Tesla Inc.	130,819	32,703
	Ross Stores Inc.	393,741	27,003
*	Chipotle Mexican Grill Inc.
	Class A	57,790	24,199
*	Hilton Worldwide
	Holdings Inc.	418,642	23,946
*	Under Armour Inc.	1,185,878	22,010
*	AutoZone Inc.	28,136	20,724
	Las Vegas Sands Corp.	390,933	20,700
*	Liberty Global plc Class A	501,593	17,907
	Lennar Corp. Class A	298,631	14,570
	adidas AG	59,368	9,959
	Marriott International Inc.
	Class A	109,409	9,518
^	Wayfair Inc.	239,189	9,044
	Industria de Diseno Textil
	SA ADR	549,830	8,797
	Charter Communications
	Inc. Class A	20,104	6,495
	CarMax Inc.	89,514	5,777
	Harley-Davidson Inc.	87,428	4,929
	Ulta Beauty Inc.	14,945	4,086
	Expedia Inc.	28,280	3,367
			1,128,573

Consumer Staples (3.5%)
* Monster Beverage Corp.	1,269,295	52,599
Walgreens Boots Alliance
Inc.	523,500	45,220
Estee Lauder Cos. Inc.
Class A	449,633	37,252
Constellation Brands Inc.
Class A	229,601	36,463
Kroger Co.	975,100	31,008
PepsiCo Inc.	148,225	16,361
Costco Wholesale Corp.	64,294	11,392
Mondelez International Inc.
Class A	132,213	5,807
Brown-Forman Corp.
Class B	80,411	3,921
		240,023
Energy (0.4%)
Schlumberger Ltd.	201,447	16,188
Concho Resources Inc.	39,274	5,202
EOG Resources Inc.	37,884	3,674
		25,064
Financials (6.7%)
Intercontinental Exchange
Inc.	2,464,830	140,816
Charles Schwab Corp.	1,688,205	68,220
MarketAxess Holdings
Inc.	304,193	59,388
* Markel Corp.	43,200	42,324
Marsh & McLennan Cos.
Inc.	447,559	32,887
MSCI Inc. Class A	269,311	25,474
First Republic Bank	239,467	22,469
Affiliated Managers
Group Inc.	121,600	20,420
TD Ameritrade Holding
Corp.	349,576	13,669
Goldman Sachs Group Inc.	44,455	11,028
Morgan Stanley	200,680	9,165

14

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	American Express Co.	104,261	8,347
	M&T Bank Corp.	43,105	7,197
	Interactive Brokers Group
	Inc.	162,552	5,967
			467,371
Health Care (15.0%)
*	Celgene Corp.	1,404,163	173,428
	Allergan plc	599,713	146,822
*	Biogen Inc.	428,458	123,653
	Bristol-Myers Squibb Co.	1,573,259	89,220
*	Quintiles IMS Holdings
	Inc.	1,019,919	78,932
	UnitedHealth Group Inc.	446,990	73,923
	Dentsply Sirona Inc.	1,084,720	68,901
*	Edwards Lifesciences
	Corp.	425,253	39,991
*	Illumina Inc.	216,436	36,231
	Medtronic plc	413,911	33,490
	Zoetis Inc.	567,600	30,259
*	ABIOMED Inc.	220,850	26,054
	Danaher Corp.	253,600	21,695
*	Cerner Corp.	334,900	18,433
*	Regeneron
	Pharmaceuticals Inc.	49,095	18,337
	Alexion Pharmaceuticals
	Inc.	86,611	11,368
	BioMarin Pharmaceutical
	Inc.	120,546	11,323
	Waters Corp.	55,868	8,659
	Bioverativ Inc.	166,229	8,657
	Shire plc ADR	43,912	7,935
	Vertex Pharmaceuticals Inc.	61,810	5,601
	Juno Therapeutics Inc.	135,822	3,265
	Alnylam Pharmaceuticals
	Inc.	58,026	2,996
	Seattle Genetics Inc.	45,430	2,982
			1,042,155
Industrials (8.6%)
	Nielsen Holdings plc	1,682,770	74,648
*	Verisk Analytics Inc.
	Class A	578,690	47,985
	Union Pacific Corp.	383,000	41,341
	FedEx Corp.	198,285	38,265
	AMETEK Inc.	643,769	34,744
*	TransUnion	934,737	34,669
	Equifax Inc.	262,396	34,403
	Lockheed Martin Corp.	124,507	33,191
	Fastenal Co.	648,268	32,433
*	IHS Markit Ltd.	775,944	30,883
	TransDigm Group Inc.	119,959	30,494
	Fortive Corp.	454,266	26,188
	Northrop Grumman Corp.	97,801	24,166
	Fortune Brands Home &
	Security Inc.	391,681	22,651
	JB Hunt Transport
	Services Inc.	214,707	21,078

	Snap-on Inc.	96,304	16,340
	Watsco Inc.	92,794	13,758
	Boeing Co.	56,451	10,174
	Wabtec Corp.	101,519	8,134
	Parker-Hannifin Corp.	38,499	5,961
	NOW Inc.	307,754	5,890
	CSX Corp.	97,275	4,724
			592,120
Information Technology (41.0%)
*	Facebook Inc. Class A	2,010,099	272,449
	Microsoft Corp.	4,203,891	268,965
*	Alphabet Inc. Class C	314,253	258,696
	Mastercard Inc. Class A	2,069,448	228,591
	Visa Inc. Class A	2,421,729	212,967
	Apple Inc.	1,319,952	180,820
*	PayPal Holdings Inc.	4,155,713	174,540
*	Alphabet Inc. Class A	183,496	155,041
*	eBay Inc.	4,218,220	142,998
*	Electronic Arts Inc.	1,098,366	95,009
	Symantec Corp.	2,729,680	77,987
*	Adobe Systems Inc.	633,817	75,006
	Intuit Inc.	433,143	54,333
	QUALCOMM Inc.	918,900	51,900
*	salesforce.com Inc.	555,138	45,161
*	Alibaba Group Holding
	Ltd. ADR	408,429	42,027
*	ServiceNow Inc.	456,471	39,676
	CDW Corp.	655,997	38,638
*	Autodesk Inc.	430,631	37,163
	ASML Holding NV	297,845	36,245
	Alliance Data Systems
	Corp.	147,795	35,911
	Texas Instruments Inc.	462,700	35,452
*	Workday Inc. Class A	426,634	35,381
*	FleetCor Technologies Inc.	201,112	34,189
	Global Payments Inc.	415,835	33,138
*	Red Hat Inc.	399,095	33,049
	NVIDIA Corp.	290,034	29,433
	Accenture plc Class A	166,600	20,409
*,^	Zillow Group Inc.	485,598	16,481
	Microchip Technology Inc.	192,370	13,951
	GrubHub Inc.	364,128	12,766
	Tencent Holdings Ltd.	430,849	11,433
	Ellie Mae Inc.	73,867	7,059
	Tableau Software Inc.
	Class A	124,316	6,556
	CoStar Group Inc.	29,335	5,960
	Palo Alto Networks Inc.	37,956	5,766
	Splunk Inc.	78,349	4,837
	Mobileye NV	101,912	4,639
	Analog Devices Inc.	38,206	3,130
	Advanced Micro Devices
	Inc.	186,577	2,698
			2,840,450

15

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Materials (0.7%)
	Sherwin-Williams Co.	79,172	24,428
	PPG Industries Inc.	159,100	16,297
	Martin Marietta Materials
	Inc.	51,536	11,129
			51,854
Other (0.0%)
*,2	WeWork Class A PP	52,398	2,630
3	Vanguard Growth ETF	3,100	373
			3,003
Real Estate (3.8%)
	Crown Castle International
	Corp.	1,231,864	115,216
	Equinix Inc.	157,271	59,145
	American Tower
	Corporation	362,296	41,588
	Public Storage	118,040	26,849
*	SBA Communications
	Corp. Class A	146,800	16,995
			259,793
Total Common Stocks
(Cost $4,713,308)			6,650,406
Preferred Stocks (1.6%)
*,2	Uber Technologies PP	1,408,784	68,709
*,2	WeWork Pfd. D1 PP	260,418	13,071
*,2	WeWork Pfd. D2 PP	204,614	10,270
*,2	Pinterest Prf G PP	1,596,475	10,154
*,2	Cloudera, Inc. Pfd.	300,088	5,681
Total Preferred Stocks
(Cost $45,428)			107,885
Convertible Preferred Stocks (0.2%)
*,2	Airbnb Inc. (Cost $11,928)	128,123	13,453
Temporary Cash Investments (3.2%)[1]
Money Market Fund (2.9%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.864%	2,014,480	201,468

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (0.2%)
	Bank of America Securities,
	LLC 0.530%, 3/1/17
	(Dated 2/28/17, Repurchase
	Value $12,700,000,
	collateralized by Federal
	Home Loan Bank 0.000%,
	8/25/17, with a value of
	$12,955,000)	12,700	12,700

U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill,
	0.534%, 6/8/17	6,000	5,992
6	United States Treasury Bill,
	0.593%, 7/13/17	2,500	2,494
			8,486
Total Temporary Cash Investments
(Cost $222,643)			222,654
Total Investments (101.0%)
(Cost $4,993,307)			6,994,398

Amount
($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard	485
Receivables for Investment Securities Sold 15,137
Receivables for Accrued Income	7,373
Receivables for Capital Shares Issued	2,867
Other Assets	195
Total Other Assets	26,057
Liabilities
Payables for Investment Securities
Purchased	(35,423)
Collateral for Securities on Loan	(19,089)
Payables to Investment Advisor	(2,320)
Payables for Capital Shares Redeemed	(24,516)
Payables to Vanguard	(12,798)
Other Liabilities	(806)
Total Liabilities	(94,952)
Net Assets (100%)	6,925,503

16

U.S. Growth Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,771,514
Overdistributed Net Investment Income	(4,324)
Accumulated Net Realized Gains	153,464
Unrealized Appreciation (Depreciation)
Investment Securities	2,001,091
Futures Contracts	3,758
Net Assets	6,925,503

Investor Shares—Net Assets
Applicable to 120,903,751 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,782,875
Net Asset Value Per Share—
Investor Shares	$31.29

Admiral Shares—Net Assets
Applicable to 38,816,046 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,142,628
Net Asset Value Per Share—
Admiral Shares	$80.96

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,642,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 1.4%, respectively, of net assets.
2 Restricted securities totaling $123,968,000, representing 1.8% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $19,089,000 of collateral received for securities on loan.
6 Securities with a value of $6,569,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends[1,2]	29,933
Interest[1]	694
Securities Lending—Net	251
Total Income	30,878
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,924
Performance Adjustment	(908)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,395
Management and Administrative—Admiral Shares	1,797
Marketing and Distribution—Investor Shares	339
Marketing and Distribution—Admiral Shares	128
Custodian Fees	29
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	9
Total Expenses	11,798
Expenses Paid Indirectly	(123)
Net Expenses	11,675
Net Investment Income	19,203
Realized Net Gain (Loss)
Investment Securities Sold[1]	214,001
Futures Contracts	10,448
Realized Net Gain (Loss)	224,449
Change in Unrealized Appreciation (Depreciation)
Investment Securities	70,223
Futures Contracts	2,856
Change in Unrealized Appreciation (Depreciation)	73,079
Net Increase (Decrease) in Net Assets Resulting from Operations	316,731
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,000, $642,000, and
$4,000, respectively.
2 Dividends are net of foreign withholding taxes of $15,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,203	38,023
Realized Net Gain (Loss)	224,449	71,168
Change in Unrealized Appreciation (Depreciation)	73,079	333,653
Net Increase (Decrease) in Net Assets Resulting from Operations	316,731	442,844
Distributions
Net Investment Income
Investor Shares	(14,717)	(19,111)
Admiral Shares	(16,728)	(16,735)
Realized Capital Gain[1]
Investor Shares	(38,970)	(327,359)
Admiral Shares	(32,022)	(218,490)
Total Distributions	(102,437)	(581,695)
Capital Share Transactions
Investor Shares	(128,312)	(96,179)
Admiral Shares	(20,865)	699,217
Net Increase (Decrease) from Capital Share Transactions	(149,177)	603,038
Total Increase (Decrease)	65,117	464,187
Net Assets
Beginning of Period	6,860,386	6,396,199
End of Period[2]	6,925,503	6,860,386
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,324,000) and $7,918,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.32	$30.89	$31.03	$24.67	$20.79	$18.12
Investment Operations
Net Investment Income	.078	.151	.169	.168	.134	.068
Net Realized and Unrealized Gain (Loss)
on Investments	1.333	1.944	2.168	6.303	3.861	2.679
Total from Investment Operations	1.411	2.095	2.337	6.471	3.995	2.747
Distributions
Dividends from Net Investment Income	(.121)	(.147)	(.194)	(.111)	(.115)	(. 077)
Distributions from Realized Capital Gains	(.320)	(2.518)	(2.283)	—	—	—
Total Distributions	(.441)	(2.665)	(2.477)	(.111)	(.115)	(.077)
Net Asset Value, End of Period	$31.29	$30.32	$30.89	$31.03	$24.67	$20.79

Total Return[1]	4.75%	6.89%	7.96%	26.29%	19.31%	15.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,783	$3,794	$3,975	$4,038	$3,137	$2,975
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.46%	0.47%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.53%	0.50%	0.53%	0.59%	0.59%	0.35%
Portfolio Turnover Rate	33%	32%	38%	36%	38%	43%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.02%, 0.03%, (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$78.52	$80.01	$80.37	$63.91	$53.85	$46.94
Investment Operations
Net Investment Income	. 257.506		.563	.557	.440	. 258
Net Realized and Unrealized Gain (Loss)
on Investments	3.445	5.018	5.607	16.293	10.002	6.924
Total from Investment Operations	3.702	5.524	6.170	16.850	10.442	7.182
Distributions
Dividends from Net Investment Income	(. 433)	(. 499)	(. 623)	(. 390)	(. 382)	(. 272)
Distributions from Realized Capital Gains	(.829)	(6.515)	(5.907)	—	—	—
Total Distributions	(1.262)	(7.014)	(6.530)	(.390)	(.382)	(.272)
Net Asset Value, End of Period	$80.96	$78.52	$80.01	$80.37	$63.91	$53.85

Total Return[1]	4.81%	7.03%	8.12%	26.44%	19.51%	15.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,143	$3,066	$2,421	$1,868	$1,141	$869
Ratio of Total Expenses to
Average Net Assets[2]	0.28%	0.32%	0.33%	0.30%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	0.66%	0.64%	0.67%	0.73%	0.73%	0.49%
Portfolio Turnover Rate	33%	32%	38%	36%	38%	43%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.02%, 0.03%, (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

22

U.S. Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

23

U.S. Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jackson Square Partners, LLC, William Blair Investment Management, LLC, Jennison Associates LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Jackson Square Partners, LLC, and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 28, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $908,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the

24

U.S. Growth Fund

board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $485,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2017, these arrangements reduced the fund’s expenses by $123,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,626,384	21,392	2,630
Preferred Stocks	—	—	107,885
Convertible Preferred Stocks	—	—	13,453
Temporary Cash Investments	201,468	21,186	—
Futures Contracts—Liabilities[1]	(806)	—	—
Total	6,827,046	42,578	123,968
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

25

U.S. Growth Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 28, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

			Investments in
	Investments in	Investments in	Convertible
	Common Stocks	Preferred Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)	($000)
Balance as of August 31, 2016	2,630	107,612	13,453
Change in Unrealized Appreciation (Depreciation)	—	273	—
Balance as of February 28, 2017	2,630	107,885	13,453

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 28, 2017:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	2,630	Market Approach	Recent Market Transaction	$50.192
Preferred Stocks	107,885	Market Approach	Recent Market Transaction	50.192
			Recent Market Transaction	48.772
			Comparable Company Approach	18.930
			Comparable Company Approach	6.360
Convertible
Preferred Stocks	13,453	Market Approach	Recent Market Transaction	105.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	691	81,635	2,796
E-mini S&P Mid-Cap 400 Index	March 2017	262	45,266	962
				3,758

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

26

U.S. Growth Fund

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2017, the cost of investment securities for tax purposes was $4,993,307,000. Net unrealized appreciation of investment securities for tax purposes was $2,001,091,000, consisting of unrealized gains of $2,140,369,000 on securities that had risen in value since their purchase and $139,278,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2017, the fund purchased $1,089,501,000 of investment securities and sold $1,250,278,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	117,563	3,900	566,832	18,852
Issued in Lieu of Cash Distributions	52,776	1,792	340,874	11,389
Redeemed	(298,651)	(9,922)	(1,003,885)	(33,788)
Net Increase (Decrease)—Investor Shares	(128,312)	(4,230)	(96,179)	(3,547)
Admiral Shares
Issued	270,896	3,489	1,021,665	13,128
Issued in Lieu of Cash Distributions	46,252	607	223,265	2,883
Redeemed	(338,013)	(4,332)	(545,713)	(7,215)
Net Increase (Decrease)—Admiral Shares	(20,865)	(236)	699,217	8,796

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,047.46	$2.08
Admiral Shares	1,000.00	1,048.15	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.76	$2.06
Admiral Shares	1,000.00	1,023.41	1.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

29

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), Jackson Square Partners, LLC (Jackson Square), Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and William Blair Investment Management, LLC (William Blair). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford aims to deliver outstanding investment performance for its clients by identifying exceptional growth companies in the United States and investing in them long enough for the advantages of their business models and strength of their cultures to become the dominant drivers of their stock prices. This long-term horizon allows the advisor to harness the asymmetry inherent in equity markets to capture the disproportionate impact of successful investments in its clients’ portfolios. Baillie Gifford began managing a portion of the fund in 2014.

Jackson Square. Founded in February 2014, Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Jackson Square was founded by the same investment team that has managed a portion of the fund since 2010, previously as a part of Delaware Investments.

30

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial Inc. Jennison uses internal fundamental research and a highly interactive stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When analyzing a company for purchase or sale, Jennison focuses on the duration of the company’s growth opportunity and seeks to capture inflection points in its growth trajectory. Jennison began managing a portion of the fund in 2014.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable growth advantages and reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past and follows up with a thorough review of each company’s business model and an assessment of its valuation. The goal of this review is to identify companies with high returns on capital, superior business management, and high-quality balance sheets. Wellington Management has managed a portion of the fund since 2010.

William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. William Blair uses an investment process that relies on thorough fundamental research. Based on this process, it invests in quality growth companies that it believes will grow faster than the market expects or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers each company’s leadership position within the company’s market, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of the fund’s advisors in determining whether to approve the advisory fees because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042017

Semiannual Report | February 28, 2017

Vanguard International Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	5
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard International Growth Fund returned almost 4% for the six months ended February 28, 2017, behind its benchmark but ahead of the average return for its peers.

• The fund’s advisors added value in Europe, notably among Italian, Dutch, Swedish, and Danish stocks.

• Results for the fund from Pacific region countries were negative or more or less flat.

Japanese health care stocks and an underweighting of Australian financial institutions were among the biggest detractors.

• Overall returns from emerging markets were slightly negative. The fund’s lack or near-lack of exposure to poorly performing countries like Malaysia, the Philippines, and Mexico was more than offset by disappointing selection in Brazil and South Korea.

• In terms of sectors, the fund’s performance relative to its benchmark was mixed.

The advisors added value in consumer discretionary and telecommunication services, but their selections proved subpar in financials, industrials, information technology, and materials.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard International Growth Fund
Investor Shares	3.85%
Admiral™ Shares	3.91
MSCI All Country World Index ex USA	5.15
International Funds Average	3.44
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.46%	0.33%	1.34%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2017, the fund’s annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

2

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
	Total Returns
	Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

3

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2017

4

Advisors’ Report

For the six months ended February 28, 2017, Vanguard International Growth Fund returned 3.85% for Investor Shares (3.91% for Admiral Shares), behind its benchmark index but ahead of the average return of peer funds. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 16, 2017.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Thomas Coutts,
Head of European Equities

We seek to invest in a relatively small number of exceptional growth companies; often, these companies are creating or capitalizing on the remarkable technological changes that are sweeping the world. While there have been some seismic

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	14,130	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	38	8,982	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
Cash Investments	2	321	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

5

political events in the last six months, and more are surely on the horizon, we think that the deeper trends are more important. Accordingly, we have not changed our portfolio, or our approach, in response to recent events.

Politics matters, of course. But over the long term, a company’s success or failure is far more likely to be driven by management strategy and execution than by any other factor. Our job as investors is to cut through the short-term noise and focus on identifying long-term trends and tomorrow’s winning companies.

Long-term trends can only be exploited by leaders who run their businesses with long-term time horizons. Therefore, we seek companies with outstanding management teams and strong, deeply entrenched cultures. At a time of chronic underinvestment, we admire companies that are prepared to be bold, because we know that really important breakthroughs are hard to achieve. They require heavy investment, risk-taking, and an atmosphere in which creativity is allowed to flourish.

Founder-led or family-owned companies remain a fertile hunting ground for these rare corporate traits, and many of our holdings exhibiting them did well. Amazon, SoftBank, and Tesla are all led by founders who have visions for their businesses that extend decades into the future. These companies also share a commitment to investing the resources to realize those visions. In Europe, there may be fewer iconic entrepreneurs, but the supportive influence of significant shareholders with investment horizons stretching across generations can be incredibly important. Family control at luxury goods companies Kering and Richemont has helped build and protect valuable brands, while the Agnelli family’s stake in Fiat and Ferrari has been vital in supporting CEO Sergio Marchionne’s ambitious plans for growth.

Some companies decide to take a different path. During the half year, several holdings in our portfolio agreed to be acquired (in two cases, by other portfolio holdings). Swiss agribusiness Syngenta was bought by ChemChina; U.K. chip designer ARM was taken over by Japanese telecommunications and internet giant SoftBank; and U.K. travel website Skyscanner was purchased by Ctrip, China’s largest travel company.

While all deals were at a premium and we are pleased to retain indirect exposure to ARM and Skyscanner through their new owners, there is a sense of disappointment that these exciting businesses could not remain independent. Nervousness about both the scale of future investment and the patience of markets was a common feature in these deals—a detail that reminds us of how important it is to support great companies.

There were no particular themes among the weaker performers. Spain’s Banco Popular has continued to struggle following its rights issue last year, while ANI Technologies, the Indian online taxi-hailing business known as Ola Cabs, fell

6

in value after raising additional capital from SoftBank. While Ola has a market-leading position in India, it faces competition from Uber; for long-term growth, the company needs the resources of an investor like SoftBank.

We have not made any new purchases, preferring to add to existing holdings such as Dutch semiconductor manufacturer ASML and Danish biotechnology company Genmab. In both cases, this addition reflects our increasing confidence in the opportunity available to these businesses. We have also added to AIA, the Asian life insurance company, using funds from our sale of Prudential.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities made modest progress over the half year, navigating a changing macroeconomic and political framework. After the U.S. presidential election, market focus was firmly on the question of whether Donald Trump would follow through on his promised tax cuts and trade-policy reforms. Earlier, a period of rising global growth expectations began over the summer, supported by rising commodity prices and an inventory-stocking cycle that gave a boost to cyclical stocks. A fourth-quarter tilt toward value stocks was the most pronounced shift in style over a single quarter in more than a decade. With global yields expected to rise, and the operating environment for banks expected to improve, the financial sector was particularly strong. Conversely, quality growth stocks and defensive sectors were among the market’s weaker performers.

Against a backdrop of aggressive rotation into cyclical stocks and lower quality leverage, the portfolio underperformed the index, largely because of style factors. However, performance was also adversely affected by concerns regarding two stocks, Capita and GEA Group. In the case of business process outsourcing company Capita, the firm disclosed a number of charges for underperforming contracts, blemishing a historically exemplary record of delivering good service levels and savings for clients. This has raised execution concerns under current management. We sold our position given the deteriorating outlook and higher risk profile.

GEA, which supplies manufacturing equipment to the food and dairy industries, also fell following warnings of a weaker outlook. Its announcement was even more of a surprise than Capita’s was, as it came just two weeks after a capital markets day at which the company had outlined plans for significant cost reductions and efficiency improvements. While management credibility has clearly been damaged, we believe much of the shortfall is caused by cyclical issues, and we still see attractive long-term growth drivers and plenty of scope for management to improve execution. We continue to monitor the position and its alignment with our investment thesis.

7

One of the strongest holdings was diversified miner BHP Billiton, which benefited from an ongoing rally in the price of its key commodities—iron ore, copper, and coking coal. Because BHP’s key assets are among the lowest cost in their respective markets, the company has weathered the recent downturn better than most of its competitors.

An enduring theme in the portfolio is the excellent structural growth prospects for technology companies, from software enablers like SAP to internet platforms such as Tencent and Alibaba. We opened a position in Recruit, which owns Indeed—the world’s biggest and most successful online job-finding site. We believe the market underappreciates this asset, and we expect Recruit’s domestic Japanese business to benefit from a shrinking labor force. We also purchased Deutsche Telekom, as the outlook for its domestic market looks more promising in light of recent announcements that competitors were cutting back promotions. The company is still gaining market share in the United States via its strategic majority stake in T-Mobile US, which continues to grow through its disruptive strategy and remains a takeover target.

Going forward, we believe that plenty of opportunity remains in international equity markets. Continental European economies are in the midst of their most robust and sustainable economic growth since before the global financial crisis, yet the market focus remains on political risks. This sets up the potential of a strong equity market if those risks fail to manifest. An upturn in global trade is also set to help many Asian businesses in 2017. We look ahead with confidence and believe that a disciplined strategy of identifying companies that have strong competitive advantages—and sustainably manage their business for the long term—will continue to pay off.

8

International Growth Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.46%	0.33%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	124	1,845
Median Market Cap	$39.9B	$30.8B
Price/Earnings Ratio	32.0x	20.2x
Price/Book Ratio	2.9x	1.7x
Return on Equity	16.8%	14.4%
Earnings Growth
Rate	11.4%	6.7%
Dividend Yield	1.5%	2.9%
Turnover Rate
(Annualized)	19%	—
Short-Term Reserves	0.3%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	22.6%	11.3%
Consumer Staples	6.3	9.8
Energy	1.4	6.7
Financials	17.4	23.4
Health Care	9.5	8.2
Industrials	10.3	11.8
Information Technology	22.8	9.6
Materials	4.4	8.2
Other	1.3	0.0
Real Estate	0.0	3.3
Telecommunication Services	4.0	4.6
Utilities	0.0	3.1

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.90
Beta	1.06
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	4.8%
Alibaba Group Holding	Internet Software &
Ltd.	Services	4.2
AIA Group Ltd.	Life & Health
	Insurance	3.5
ASML Holding NV	Semiconductor
	Equipment	3.1
Baidu Inc.	Internet Software &
	Services	3.1
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.0
Industria de Diseno
Textil SA	Apparel Retail	2.8
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	2.0
Zalando SE	Internet & Direct
	Marketing Retail	1.8
Atlas Copco AB	Industrial Machinery	1.8
Top Ten		30.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares.

9

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
Germany	9.7%	6.4%
United Kingdom	7.6	12.6
Sweden	5.4	2.0
France	4.7	6.8
Spain	4.5	2.2
Italy	3.3	1.4
Denmark	3.3	1.2
Netherlands	3.2	2.3
Switzerland	2.9	6.1
Norway	1.4	0.5
Other	1.2	2.1
Subtotal	47.2%	43.6%
Pacific
Japan	12.5%	16.9%
Hong Kong	4.9	2.4
South Korea	2.1	3.5
Other	0.7	6.3
Subtotal	20.2%	29.1%
Emerging Markets
China	15.3%	6.3%
India	2.4	2.0
Taiwan	1.2	2.9
Brazil	1.0	1.9
Other	1.3	6.7
Subtotal	21.2%	19.8%
North America
United States	7.6%	0.0%
Canada	2.0	6.8
Subtotal	9.6%	6.8%
Middle East
Israel	1.8%	0.7%

10

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006, Through February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	1.71%	7.06%	2.42%
Admiral Shares	8/13/2001	1.84	7.21	2.58

See Financial Highlights for dividend and capital gains information.

11

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.0%)[1]
Australia (0.4%)
	Brambles Ltd.	12,205,050	87,114

Belgium (0.2%)
	Umicore SA	941,373	49,557

Brazil (1.0%)
	BM&FBovespa SA -
	Bolsa de Valores
	Mercadorias e Futuros	14,186,100	86,427
	Raia Drogasil SA	4,201,749	80,103
	Telefonica Brasil SA
	Preference Shares	4,806,200	70,666
			237,196
Canada (2.0%)
	Toronto-Dominion Bank	5,579,439	287,583
	Canadian Pacific
	Railway Ltd.	701,426	103,207
	Goldcorp Inc.	4,495,116	71,241
			462,031
China (15.2%)
	Tencent Holdings Ltd.	42,018,500	1,115,044
*	Alibaba Group
	Holding Ltd. ADR	9,619,022	989,797
*	Baidu Inc. ADR	4,162,238	724,771
*	Ctrip.com International
	Ltd. ADR	7,161,724	339,752
*	New Oriental Education
	& Technology Group
	Inc. ADR	3,301,491	159,825
*	TAL Education Group
	ADR	1,553,687	134,347
	China Pacific Insurance
	Group Co. Ltd.	24,886,600	91,111
			3,554,647
Denmark (3.2%)
*	Genmab A/S	2,065,568	408,496
*	Novozymes A/S	3,575,387	137,460
	Chr Hansen Holding A/S	1,658,818	98,908

	Novo Nordisk A/S Class B	1,871,763	66,274
	Vestas Wind Systems A/S	669,036	49,542
			760,680
France (4.4%)
	L’Oreal SA	1,421,187	264,588
	Kering	983,955	239,415
	Essilor International SA	1,561,734	179,282
	Schneider Electric SE	2,507,791	169,917
	Danone SA	1,398,013	92,490
	LVMH Moet Hennessy
	Louis Vuitton SE	456,402	91,682
			1,037,374
Germany (9.4%)
*,2	Zalando SE	10,683,180	426,422
	BASF SE	3,327,614	309,581
	SAP SE	2,354,582	219,335
	Bayerische Motoren
	Werke AG	2,304,553	205,788
	Bayer AG	1,782,681	196,216
	Deutsche Telekom AG	8,949,706	154,538
	Continental AG	743,693	150,734
	HeidelbergCement AG	1,257,100	117,367
	GEA Group AG	2,289,862	89,001
	adidas AG	396,458	66,508
	Fresenius Medical
	Care AG & Co. KGaA	655,445	54,533
*,^,2 Rocket Internet SE		2,762,933	52,087
*,3,4 HOME 24AG		23,630	44,854
*,3	HELLOFRESH	2,476,051	42,285
*	MorphoSys AG	664,989	37,823
*,3	CureVac GmbH	12,600	28,497
*	AIXTRON SE	3,130,112	10,708
			2,206,277
Hong Kong (4.8%)
	AIA Group Ltd.	131,225,800	828,290
	Jardine Matheson
	Holdings Ltd.	3,023,525	187,622
	Hong Kong Exchanges
	& Clearing Ltd.	4,767,930	118,357
			1,134,269

12

International Growth Fund

			Market
			Value•
		Shares	($000)
India (2.4%)
	Housing Development
	Finance Corp. Ltd.	7,874,012	161,450
	HDFC Bank Ltd.	7,477,936	155,694
	Zee Entertainment
	Enterprises Ltd.	13,318,141	101,568
	Idea Cellular Ltd.	43,222,638	74,965
*,3	ANI Technologies	166,185	31,155
*,2,3 Flipkart G Series		338,176	23,243
*,2,3 Flipkart H Series		135,569	10,536
			558,611
Indonesia (0.3%)
	Bank Mandiri Persero
	Tbk PT	90,616,100	76,490

Ireland (0.4%)
	Kerry Group plc Class A	1,064,490	81,732

Israel (1.8%)
*	Check Point Software
	Technologies Ltd.	2,921,261	288,942
*	Mobileye NV	2,829,083	128,780
			417,722
Italy (3.3%)
	Ferrari NV	4,824,304	314,665
*,^	Fiat Chrysler
	Automobiles NV	16,407,504	179,431
*	EXOR NV	3,262,980	154,536
	Intesa Sanpaolo SPA
	(Registered)	51,279,371	119,398
			768,030
Japan (12.1%)
	SoftBank Group Corp.	6,366,800	474,995
	SMC Corp.	1,446,100	409,274
	M3 Inc.	12,243,600	310,860
	Bridgestone Corp.	4,628,300	184,694
	Rakuten Inc.	17,699,000	175,510
	Sekisui Chemical Co. Ltd.	8,991,100	148,520
	KDDI Corp.	5,667,900	148,116
	Kubota Corp.	8,718,700	138,736
	Sumitomo Mitsui
	Financial Group Inc.	3,433,500	133,760
	ORIX Corp.	8,567,100	133,305
	Recruit Holdings Co. Ltd.	2,409,400	118,249
	Pigeon Corp.	3,300,800	97,264
	Keyence Corp.	244,800	94,660
	Suntory Beverage
	& Food Ltd.	1,997,300	83,815
	Suzuki Motor Corp.	2,105,400	82,289
	SBI Holdings Inc.	4,470,400	62,544
	Fuji Heavy Industries Ltd.	1,280,900	47,928
			2,844,519
Luxembourg (0.3%)
*,3	Spotify Technology SA	26,474	59,000

	Mexico (0.3%)
	Grupo Financiero Banorte
	SAB de CV	13,899,786	69,079

	Netherlands (3.1%)
	ASML Holding NV	5,983,482	727,356

	Norway (1.4%)
^	Statoil ASA	5,080,268	89,571
	DNB ASA	4,683,937	76,796
	Schibsted ASA Class A	2,449,459	64,598
	Norsk Hydro ASA	7,847,761	44,431
	Schibsted ASA Class B	1,760,994	42,727
			318,123
	Other (0.2%)
5	Vanguard FTSE All-World
	ex-US ETF	1,128,434	52,574

	Peru (0.1%)
	Credicorp Ltd.	153,844	25,326

	Portugal (0.3%)
	Jeronimo Martins
	SGPS SA	3,627,182	58,360

	South Korea (2.1%)
	NAVER Corp.	444,611	304,828
*,^	Celltrion Inc.	2,049,104	183,855
			488,683
	Spain (4.4%)
	Industria de Diseno
	Textil SA	20,350,848	652,161
	Banco Bilbao Vizcaya
	Argentaria SA	38,199,155	248,867
	Distribuidora
	Internacional de
	Alimentacion SA	12,745,795	70,646
*,^	Banco Popular
	Espanol SA	76,855,408	67,926
			1,039,600
	Sweden (5.3%)
	Atlas Copco AB Class A	12,605,874	411,789
	Svenska Handelsbanken
	AB Class A	29,471,523	409,202
*	Kinnevik AB	8,819,732	238,088
	Assa Abloy AB Class B	6,766,973	131,312
^	Elekta AB Class B	6,427,670	60,976
			1,251,367
	Switzerland (2.9%)
	Nestle SA	3,069,062	226,491
	Roche Holding AG	759,168	184,785
	Cie Financiere
	Richemont SA	2,061,828	151,873
	Lonza Group AG	587,904	108,268
			671,417

13

International Growth Fund

			Market
			Value•
		Shares	($000)
	Taiwan (1.2%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	46,450,000	284,578

	Thailand (0.5%)
	Kasikornbank PCL
	(Foreign)	23,270,756	127,346

	United Kingdom (7.4%)
	Rolls-Royce Holdings plc	36,783,215	359,254
	Diageo plc	8,294,103	233,854
	Royal Dutch Shell plc
	Class A	8,028,303	208,014
	Burberry Group plc	9,067,261	194,149
	BHP Billiton plc	9,683,484	156,079
	Reckitt Benckiser
	Group plc	1,513,380	137,416
	Aviva plc	17,140,879	105,810
	Aggreko plc	7,374,149	96,465
	Barclays plc	30,488,931	85,696
	Lloyds Banking
	Group plc	86,599,736	73,828
*	Standard Chartered plc	5,325,132	47,733
*,^	Ocado Group plc	12,833,540	39,632
			1,737,930
	United States (7.6%)
*	Amazon.com Inc.	823,751	696,103
*	Illumina Inc.	2,408,021	403,103
	MercadoLibre Inc.	1,574,407	331,995
*,^	Tesla Inc.	1,356,844	339,197
			1,770,398
	Total Common Stocks
	(Cost $18,333,435)		22,957,386
	Preferred Stocks (0.5%)
*,3	Internet Plus
	Holdings Ltd.	18,638,108	71,956
	*,3,4 You & Mr. Jones	44,800,000	51,431
	Total Preferred Stocks
	(Cost $116,756)		123,387
Temporary Cash Investments (3.1%)[1]
	Money Market Fund (3.0%)
[6,7]	Vanguard Market
	Liquidity Fund, 0.864%	7,005,059	700,576

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
8	United States Treasury Bill,
	0.454%, 4/20/17	4,700	4,697
8	United States Treasury Bill,
	0.557%–0.566%, 4/27/17	1,600	1,599
[8,9]	United States Treasury Bill,
	0.566%–0.597%, 5/4/17	6,200	6,194
9	United States Treasury Bill,
	0.516%–0.521%, 6/1/17	3,500	3,495
[8,9]	United States Treasury Bill,
	0.647%, 8/10/17	400	399
	United States Treasury Bill,
	0.638%, 8/24/17	2,500	2,491
			18,875
Total Temporary Cash Investments
(Cost $719,428)			719,451
Total Investments (101.6%)
(Cost $19,169,619)			23,800,224

Amount
($000)
Other Assets and Liabilities (-1.6%)
Other Assets
Investment in Vanguard	1,657
Receivables for Investment Securities Sold 27,164
Receivables for Accrued Income	30,243
Receivables for Capital Shares Issued	13,127
Other Assets [8]	4,966
Total Other Assets	77,157
Liabilities
Payables for Investment
Securities Purchased	(7,784)
Collateral for Securities on Loan	(368,866)
Payables for Capital Shares Redeemed	(12,956)
Payables to Investment Advisor	(9,396)
Payables to Vanguard	(42,755)
Other Liabilities	(2,883)
Total Liabilities	(444,640)
Net Assets (100%)	23,432,741

14

International Growth Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	19,128,183
Overdistributed Net Investment Income	(45,230)
Accumulated Net Realized Losses	(283,578)
Unrealized Appreciation (Depreciation)
Investment Securities	4,630,605
Futures Contracts	4,792
Forward Currency Contracts	(202)
Foreign Currencies	(1,829)
Net Assets	23,432,741

Investor Shares—Net Assets
Applicable to 285,671,287 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,555,293
Net Asset Value Per Share—
Investor Shares	$22.95

Admiral Shares—Net Assets
Applicable to 231,426,455 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,877,448
Net Asset Value Per Share—
Admiral Shares	$72.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $356,079,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 1.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the aggregate value of these securities was $512,288,000, representing 2.2% of net assets.
3 Restricted securities totaling $362,957,000, representing 1.5% of net assets.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $368,866,000 of collateral received for securities on loan.
8 Securities with a value of $12,524,000 and cash of $2,370,000 have been segregated as initial margin for open futures contracts.
9 Securities with a value of $1,786,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

International Growth Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends[1]	70,288
Interest	962
Securities Lending—Net	11,228
Total Income	82,478
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,303
Performance Adjustment	2,394
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,980
Management and Administrative—Admiral Shares	10,236
Marketing and Distribution—Investor Shares	565
Marketing and Distribution—Admiral Shares	633
Custodian Fees	1,578
Shareholders’ Reports—Investor Shares	111
Shareholders’ Reports—Admiral Shares	46
Trustees’ Fees and Expenses	27
Total Expenses	39,873
Net Investment Income	42,605
Realized Net Gain (Loss)
Investment Securities Sold	201,319
Futures Contracts	13,160
Foreign Currencies and Forward Currency Contracts	(26,511)
Realized Net Gain (Loss)	187,968
Change in Unrealized Appreciation (Depreciation)
Investment Securities	639,508
Futures Contracts	3,626
Foreign Currencies and Forward Currency Contracts	(264)
Change in Unrealized Appreciation (Depreciation)	642,870
Net Increase (Decrease) in Net Assets Resulting from Operations	873,443
1 Dividends are net of foreign withholding taxes of $8,033,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,605	328,597
Realized Net Gain (Loss)	187,968	(250,024)
Change in Unrealized Appreciation (Depreciation)	642,870	1,785,241
Net Increase (Decrease) in Net Assets Resulting from Operations	873,443	1,863,814
Distributions
Net Investment Income
Investor Shares	(77,644)	(98,317)
Admiral Shares	(214,864)	(219,641)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(292,508)	(317,958)
Capital Share Transactions
Investor Shares	(312,439)	(951,188)
Admiral Shares	760,644	885,360
Net Increase (Decrease) from Capital Share Transactions	448,205	(65,828)
Total Increase (Decrease)	1,029,140	1,480,028
Net Assets
Beginning of Period	22,403,601	20,923,573
End of Period[1]	23,432,741	22,403,601
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($45,230,000) and $225,153,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

International Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.38	$20.83	$23.79	$20.42	$17.69	$18.27
Investment Operations
Net Investment Income	. 030	. 304	. 308	. 471[1]	.336	.361
Net Realized and Unrealized Gain (Loss)
on Investments	.808	1.539	(2.774)	3.235	2.741	(.607)
Total from Investment Operations	.838	1.843	(2.466)	3.706	3.077	(.246)
Distributions
Dividends from Net Investment Income	(. 268)	(. 293)	(. 494)	(. 336)	(. 347)	(. 334)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 268)	(. 293)	(. 494)	(. 336)	(. 347)	(. 334)
Net Asset Value, End of Period	$22.95	$22.38	$20.83	$23.79	$20.42	$17.69

Total Return[2]	3.85%	8.95%	-10.46%	18.26%	17.54%	-1.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,555	$6,700	$7,172	$8,976	$9,056	$9,115
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.46%	0.47%	0.47%	0.48%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.28%	1.47%	1.34%	2.08%[1]	1.71%	2.04%
Portfolio Turnover Rate	19%	29%	29%	21%	31%	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$71.19	$66.28	$75.70	$64.98	$56.31	$58.17
Investment Operations
Net Investment Income	.147	1.062	1.088	1.613[1]	1.157	1.229
Net Realized and Unrealized Gain (Loss)
on Investments	2.549	4.877	(8.821)	10.277	8.697	(1.945)
Total from Investment Operations	2.696	5.939	(7.733)	11.890	9.854	(.716)
Distributions
Dividends from Net Investment Income	(.956)	(1.029)	(1.687)	(1.170)	(1.184)	(1.144)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.956)	(1.029)	(1.687)	(1.170)	(1.184)	(1.144)
Net Asset Value, End of Period	$72.93	$71.19	$66.28	$75.70	$64.98	$56.31

Total Return[2]	3.91%	9.07%	-10.32%	18.42%	17.66%	-1.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $16,877		$15,704	$13,752	$14,415	$10,556	$7,523
Ratio of Total Expenses to
Average Net Assets[3]	0.32%	0.33%	0.34%	0.34%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.41%	1.60%	1.47%	2.21%[1]	1.84%	2.17%
Portfolio Turnover Rate	19%	29%	29%	21%	31%	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-

20

International Growth Fund

house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counter-parties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

International Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries.

22

International Growth Fund

Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 28, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $2,394,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $1,657,000, representing 0.01% of the fund’s net assets and 0.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

International Growth Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	2,564,030	—	—
Common Stocks—Other	2,818,788	17,334,998	239,570
Preferred Stocks	—	—	123,387
Temporary Cash Investments	700,576	18,875	—
Futures Contracts—Assets[1]	532	—	—
Futures Contracts—Liabilities[1]	(219)	—	—
Forward Currency Contracts—Assets	—	2,064	—
Forward Currency Contracts—Liabilities	—	(2,266)	—
Total	6,083,707	17,353,671	362,957
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 28, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2016	327,541	116,756
Purchases	339	—
Sales	(67,484)	—
Net Realized Gain (Loss)	11,589	—
Change in Unrealized Appreciation (Depreciation)	(32,415)	6,631
Balance as of February 28, 2017	239,570	123,387
Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2017, was ($32,567,000).

24

International Growth Fund

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 28, 2017:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	239,570	Market Approach	Purchase Price	$2,261.672
			Purchase Price	2,228.610
			Recent Market Transaction	1,898.202
			Recent Market Transaction	187.474
			Discounted Purchase Price	77.720
			Discounted Recent Market	68.730
			Transaction
			Recent Market Transaction	17.078
Preferred Stocks	123,387	Market Approach	Recent Market Transaction	3.861
			Valuation of Underlying Holdings	1.148

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At February 28, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	532	2,064	2,596
Other Liabilities	(219)	(2,266)	(2,485)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	13,160	—	13,160
Forward Currency Contracts	—	(6,031)	(6,031)
Realized Net Gain (Loss) on Derivatives	13,160	(6,031)	7,129

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,626	—	3,626
Forward Currency Contracts	—	(960)	(960)
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,626	(960)	2,666

25

International Growth Fund

At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2017	3,616	127,721	2,441
Topix Index	March 2017	463	63,480	1,075
S&P ASX 200 Index	March 2017	568	62,056	922
FTSE 100 Index	March 2017	179	16,184	354
				4,792

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At February 28, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	3/22/17	EUR	72,677	USD	77,636	(557)
Toronto Dominion Securities	3/14/17	JPY	4,523,118	USD	39,895	393
Credit Suisse International	3/21/17	AUD	46,893	USD	35,182	754
Barclays Bank plc	3/14/17	JPY	2,923,445	USD	25,744	294
Goldman Sachs International	3/22/17	EUR	15,718	USD	16,861	(191)
JPMorgan Chase Bank N.A.	3/22/17	EUR	12,176	USD	13,013	(100)
Citibank, N.A.	3/22/17	EUR	11,374	USD	12,032	29
Deutsche Bank AG	3/22/17	EUR	10,678	USD	11,278	47
BNP Paribas	3/22/17	EUR	6,527	USD	6,992	(70)
Barclays Bank plc	3/22/17	EUR	6,283	USD	6,655	9
Citibank, N.A.	3/22/17	EUR	5,434	USD	5,869	(106)
Toronto Dominion Securities	3/22/17	GBP	4,242	USD	5,390	(123)
BNP Paribas	3/21/17	AUD	6,924	USD	5,326	(20)
Barclays Bank plc	3/21/17	AUD	6,354	USD	4,786	83
Barclays Bank plc	3/21/17	AUD	4,981	USD	3,820	(3)
Citibank, N.A.	3/21/17	AUD	4,755	USD	3,657	(13)
BNP Paribas	3/21/17	AUD	4,628	USD	3,527	20
Bank of America N.A.	3/14/17	JPY	394,513	USD	3,478	36

26

International Growth Fund

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	3/22/17	GBP	2,680	USD	3,296	32
Citibank, N.A.	3/14/17	JPY	304,500	USD	2,725	(13)
Goldman Sachs International	3/21/17	AUD	3,719	USD	2,710	140
JPMorgan Chase Bank N.A.	3/21/17	AUD	3,442	USD	2,558	80
JPMorgan Chase Bank N.A.	3/22/17	GBP	1,937	USD	2,433	(28)
Citibank, N.A.	3/22/17	GBP	1,922	USD	2,406	(19)
Goldman Sachs International	3/21/17	AUD	2,925	USD	2,243	(1)
BNP Paribas	3/14/17	JPY	198,055	USD	1,751	13
Goldman Sachs International	3/22/17	GBP	1,363	USD	1,700	(7)
Citibank, N.A.	3/21/17	AUD	1,971	USD	1,415	95
Bank of America N.A.	3/21/17	AUD	1,611	USD	1,205	29
Citibank, N.A.	3/22/17	GBP	712	USD	874	10
Barclays Bank plc	3/22/17	GBP	569	USD	715	(9)
Bank of America N.A.	3/22/17	GBP	431	USD	548	(13)
BNP Paribas	3/22/17	USD	12,754	EUR	12,049	(24)
JPMorgan Chase Bank N.A.	3/22/17	USD	12,567	EUR	12,000	(160)
Goldman Sachs International	3/14/17	USD	12,147	JPY	1,418,740	(489)
Citibank, N.A.	3/21/17	USD	6,723	AUD	9,146	(285)
Goldman Sachs International	3/22/17	USD	1,568	GBP	1,292	(35)
						(202)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At February 28, 2017, the counterparty had deposited in segregated accounts cash with a value of $710,000 in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

International Growth Fund

During the six months ended February 28, 2017, the fund realized net foreign currency losses of $20,480,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $491,209,000 to offset future net capital gains. Of this amount, $212,308,000 is subject to expiration on August 31, 2018. Capital losses of $278,901,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $19,175,100,000.

Net unrealized appreciation of investment securities for tax purposes was $4,625,124,000, consisting of unrealized gains of $5,931,547,000 on securities that had risen in value since their purchase and $1,306,423,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 28, 2017, the fund purchased $2,150,558,000 of investment securities and sold $2,112,567,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	358,676	16,192	586,228	28,784
Issued in Lieu of Cash Distributions	75,179	3,578	95,657	4,579
Redeemed	(746,294)	(33,462)	(1,633,073)	(78,218)
Net Increase (Decrease)—Investor Shares	(312,439)	(13,692)	(951,188)	(44,855)
Admiral Shares
Issued	1,459,751	20,676	2,523,382	38,141
Issued in Lieu of Cash Distributions	197,994	2,966	202,133	3,045
Redeemed	(897,101)	(12,802)	(1,840,155)	(28,076)
Net Increase (Decrease)—Admiral Shares	760,644	10,840	885,360	13,110

28

International Growth Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds			Feb. 28,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Home 24AG	38,841	—	—	—	—	44,854
Vanguard FTSE All-World ex-US
ETF	50,757	—	—	711	—	52,574
Vanguard Market Liquidity Fund	565,037	NA2	NA [2]	924	—	700,576
You & Mr. Jones	44,800	—	—	—	—	51,431
Total	699,435			1,635	—	849,435
1 Includes net realized gain (loss) on affiliated investment securities sold of $17,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,038.55	$2.27
Admiral Shares	1,000.00	1,039.11	1.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.56	$2.26
Admiral Shares	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

31

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders. Please note that in July, the fund’s trustees modified its investment advisory arrangement. M&G Investment Management Limited no longer serves as one of the fund’s advisors.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisory oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the fund since 2003.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder seeks to invest in securities of international companies where it has identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroder believes that market inefficiencies often drive material differences between underlying company

32

fundamentals and market estimates. The advisor also believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint and a robust framework of fundamental risk analysis, is the most reliable means of finding those companies and identifying the growth gap. Schroder Inc. has advised the fund since its inception in 1981, and its affiliate Schroder Ltd. has advised the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

33

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

34

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World
Index ex USA thereafter.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042017

Semiannual Report | February 28, 2017

Vanguard FTSE Social Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Fund Profile.	5
Performance Summary.	6
Financial Statements.	7
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard FTSE Social Index Fund returned more than 10% for the six months ended February 28, 2017, closely tracking its target benchmark, the FTSE4Good US Select Index, and outpacing the average return of its large-capitalization growth fund peers.

• In tracking its socially conscious benchmark, the fund tends to have greater exposure to sectors where companies are more likely to meet the index’s environmental, social, and human rights criteria, such as the financial, technology, and health care sectors. It has less exposure to sectors where companies may fall short of the index’s requirements, such as oil and gas and industrials.

• All ten sectors advanced. Financials, the largest sector in the fund, returned 19% and had the biggest impact on overall returns. Banks and financial service firms did particularly well.

• Technology and industrials (both +14%) were the other top contributors. Basic materials (+7%), consumer services (+6%), health care (+5%), and consumer goods (+2%) contributed modestly.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	10.57%
Institutional Shares	10.69
FTSE4Good US Select Index	10.75
Large-Cap Growth Funds Average	7.44
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.22%	0.12%	1.14%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2017, the fund’s annualized expense ratios were 0.23% for Investor Shares and 0.12% for Institutional
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
			Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2017

FTSE Social Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	1.61%	1.71%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Number of Stocks	444	441	3,807
Median Market Cap	$79.2B	$79.2B	$57.6B
Price/Earnings Ratio	23.8x	23.8x	24.8x
Price/Book Ratio	3.0x	3.0x	3.0x
Return on Equity	18.6%	18.6%	16.4%
Earnings Growth
Rate	7.3%	7.3%	7.6%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	2.6%
Consumer Goods	9.8	9.8	9.8
Consumer Services	9.6	9.6	13.1
Financials	25.0	25.0	20.6
Health Care	17.3	17.3	12.6
Industrials	8.1	8.1	12.8
Oil & Gas	4.0	4.0	6.2
Technology	23.7	23.7	17.1
Telecommunications	0.3	0.3	2.1
Utilities	0.3	0.3	3.1

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	1.03
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	5.0%
Alphabet Inc.	Internet	3.3
Microsoft Corp.	Software	3.3
Johnson & Johnson	Pharmaceuticals	2.3
JPMorgan Chase & Co.	Banks	2.2
Facebook Inc.	Internet	2.0
Wells Fargo & Co.	Banks	2.0
Bank of America Corp.	Banks	1.7
Procter & Gamble Co.	Nondurable
	Household Products	1.6
Pfizer Inc.	Pharmaceuticals	1.4
Top Ten		24.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.23% for Investor Shares and 0.12% for Institutional Shares.

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006, Through February 28, 2017

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	10.24%	15.80%	6.04%
Institutional Shares	1/14/2003	10.34	15.90	6.17

See Financial Highlights for dividend and capital gains information.

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Basic Materials (1.9%)
	Praxair Inc.	54,605	6,482
	Ecolab Inc.	50,602	6,273
	LyondellBasell Industries
	NV Class A	65,621	5,987
	Air Products & Chemicals
	Inc.	41,512	5,831
	PPG Industries Inc.	50,606	5,184
	Nucor Corp.	60,715	3,799
	Newmont Mining Corp.	101,384	3,471
	Arconic Inc.	83,245	2,397
	Albemarle Corp.	21,555	2,188
	Mosaic Co.	67,572	2,108
	International Flavors &
	Fragrances Inc.	15,279	1,920
	FMC Corp.	25,544	1,472
	Ashland Global Holdings
	Inc.	11,894	1,435
	CF Industries Holdings Inc.	44,672	1,404
	Avery Dennison Corp.	17,094	1,380
*	Alcoa Corp.	34,986	1,210
*	Versum Materials Inc.	20,558	623
*	AdvanSix Inc.	6,119	167
			53,331
Consumer Goods (9.8%)
	Procter & Gamble Co.	490,109	44,634
	PepsiCo Inc.	275,904	30,454
	Mondelez International Inc.
	Class A	297,540	13,068
	Colgate-Palmolive Co.	170,409	12,437
	NIKE Inc. Class B	212,026	12,119
	Kraft Heinz Co.	114,152	10,446
	General Motors Co.	269,280	9,920
	Ford Motor Co.	744,756	9,332
	Kimberly-Clark Corp.	69,042	9,152
	General Mills Inc.	114,278	6,899
	Activision Blizzard Inc.	133,029	6,004
*,^	Tesla Inc.	23,064	5,766

*	Electronic Arts Inc.	55,350	4,788
	Newell Brands Inc.	92,430	4,532
	Delphi Automotive plc	52,328	3,984
	Stanley Black & Decker Inc.	28,776	3,659
	Conagra Brands Inc.	83,661	3,448
*	Monster Beverage Corp.	82,100	3,402
	Estee Lauder Cos. Inc.
	Class A	40,961	3,394
	Clorox Co.	24,746	3,386
	Kellogg Co.	45,637	3,380
	VF Corp.	63,173	3,313
	Dr Pepper Snapple Group
	Inc.	35,210	3,290
	Hershey Co.	29,285	3,173
	Mead Johnson Nutrition
	Co.	35,733	3,137
	JM Smucker Co.	21,648	3,068
	Genuine Parts Co.	28,683	2,745
*	Mohawk Industries Inc.	11,896	2,693
	Whirlpool Corp.	14,395	2,571
	Church & Dwight Co. Inc.	49,194	2,452
	Bunge Ltd.	26,718	2,187
	McCormick & Co. Inc.	21,961	2,161
	DR Horton Inc.	65,162	2,085
	Coach Inc.	53,762	2,048
	Campbell Soup Co.	34,444	2,044
	Lear Corp.	13,455	1,911
	Harley-Davidson Inc.	33,885	1,910
	Hormel Foods Corp.	52,562	1,853
	Snap-on Inc.	10,667	1,810
^	Autoliv Inc.	16,871	1,766
	Goodyear Tire & Rubber
	Co.	50,299	1,763
	BorgWarner Inc.	41,066	1,733
	Mattel Inc.	65,582	1,687
*	LKQ Corp.	53,184	1,680
	Coca-Cola European
	Partners plc	44,432	1,541
	Ingredion Inc.	12,534	1,515

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Harman International
	Industries Inc.	13,371	1,493
	Hanesbrands Inc.	72,376	1,448
	PVH Corp.	14,759	1,352
*	Lululemon Athletica Inc.	18,822	1,228
*	Adient plc	18,043	1,211
	Gentex Corp.	55,069	1,158
	PulteGroup Inc.	52,075	1,148
*	Michael Kors Holdings Ltd.	30,543	1,115
	Lamb Weston Holdings Inc.	27,885	1,093
*	Herbalife Ltd.	17,789	1,005
*	Toll Brothers Inc.	28,828	984
^	Polaris Industries Inc.	11,399	971
	Ralph Lauren Corp. Class A	10,678	847
*	Edgewell Personal Care Co.	11,390	841
*	Under Armour Inc. Class A	33,701	695
*	Under Armour Inc.	37,077	688
			277,617
Consumer Services (9.6%)
	Home Depot Inc.	236,871	34,325
	Walt Disney Co.	308,092	33,918
	McDonald’s Corp.	159,205	20,322
	CVS Health Corp.	205,894	16,591
*	Priceline Group Inc.	9,544	16,455
	Starbucks Corp.	269,598	15,332
	Time Warner Inc.	149,114	14,644
	Lowe’s Cos. Inc.	167,679	12,470
	TJX Cos. Inc.	126,978	9,961
	McKesson Corp.	43,137	6,476
	Ross Stores Inc.	76,589	5,252
	Sysco Corp.	97,505	5,140
	Cardinal Health Inc.	61,075	4,970
*	O’Reilly Automotive Inc.	18,198	4,945
*	AutoZone Inc.	5,533	4,075
	Omnicom Group Inc.	45,338	3,858
	Dollar General Corp.	50,232	3,668
*	Dollar Tree Inc.	42,595	3,266
*	Ulta Beauty Inc.	11,526	3,152
	Nielsen Holdings plc	65,750	2,917
	AmerisourceBergen Corp.
	Class A	31,645	2,896
	Viacom Inc. Class B	66,438	2,887
	Expedia Inc.	22,994	2,737
*	CarMax Inc.	36,702	2,369
*,^	Chipotle Mexican Grill Inc.
	Class A	5,598	2,344
	Alaska Air Group Inc.	23,624	2,311
	Advance Auto Parts Inc.	14,038	2,198
	L Brands Inc.	41,263	2,171
	Best Buy Co. Inc.	48,653	2,147
	Tiffany & Co.	22,218	2,041
	Macy’s Inc.	59,121	1,964
	Foot Locker Inc.	25,541	1,933
*	Yum China Holdings Inc.	70,346	1,870

	Interpublic Group of
	Cos. Inc.	76,087	1,834
	Darden Restaurants Inc.	23,590	1,762
*	Liberty Media Corp-Liberty
	SiriusXM	35,289	1,374
	Kohl’s Corp.	32,016	1,365
	Tractor Supply Co.	19,119	1,356
^	Nordstrom Inc.	26,941	1,257
	Bed Bath & Beyond Inc.	29,141	1,177
	Staples Inc.	123,863	1,114
	Scripps Networks
	Interactive Inc. Class A	13,667	1,104
	Gap Inc.	43,447	1,078
	TEGNA Inc.	41,302	1,059
	Signet Jewelers Ltd.	15,032	956
	H&R Block Inc.	42,824	880
*	TripAdvisor Inc.	19,871	824
	Dun & Bradstreet Corp.	7,123	752
*	Liberty Media Corp-Liberty
	SiriusXM	17,254	679
*	AutoNation Inc.	12,613	579
			270,755
Financials (25.0%)
	JPMorgan Chase & Co.	692,450	62,750
	Wells Fargo & Co.	962,810	55,727
	Bank of America Corp.	1,937,180	47,810
	Citigroup Inc.	546,300	32,674
	Visa Inc. Class A	361,647	31,803
	Mastercard Inc. Class A	186,052	20,551
	US Bancorp	325,856	17,922
	Goldman Sachs Group Inc.	71,657	17,775
	American International
	Group Inc.	196,911	12,587
	American Express Co.	154,080	12,336
	Chubb Ltd.	88,803	12,270
	PNC Financial Services
	Group Inc.	94,202	11,985
	Morgan Stanley	254,904	11,641
	Simon Property Group Inc.	60,239	11,108
	Bank of New York Mellon
	Corp.	202,693	9,555
	American Tower
	Corporation	81,007	9,299
	Prudential Financial Inc.	82,429	9,112
	BlackRock Inc.	23,303	9,029
	MetLife Inc.	170,601	8,946
	Capital One Financial Corp.	92,453	8,678
	Charles Schwab Corp.	214,035	8,649
	BB&T Corp.	155,467	7,497
	CME Group Inc.	61,198	7,433
	Marsh & McLennan
	Cos. Inc.	98,852	7,264
	Travelers Cos. Inc.	54,456	6,657
	Intercontinental Exchange
	Inc.	113,817	6,502

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Crown Castle International
	Corp.	69,129	6,466
	S&P Global Inc.	49,671	6,431
	Public Storage	27,801	6,324
	State Street Corp.	73,945	5,894
	Aon plc	50,788	5,874
	Allstate Corp.	70,597	5,800
	Synchrony Financial	159,158	5,768
	SunTrust Banks Inc.	95,020	5,653
	Aflac Inc.	75,376	5,453
	Discover Financial Services	75,607	5,379
	Prologis Inc.	100,452	5,128
	Equinix Inc.	13,625	5,124
	Welltower Inc.	69,493	4,891
	Weyerhaeuser Co.	143,213	4,829
	AvalonBay Communities
	Inc.	26,238	4,822
	M&T Bank Corp.	28,235	4,714
	Ventas Inc.	67,881	4,416
	Equity Residential	69,075	4,357
	Moody’s Corp.	36,865	4,106
	Boston Properties Inc.	29,406	4,088
	Progressive Corp.	102,823	4,029
	Ameriprise Financial Inc.	30,297	3,984
	Fifth Third Bancorp	144,823	3,974
	KeyCorp	207,410	3,893
	Northern Trust Corp.	43,737	3,820
	Citizens Financial Group
	Inc.	98,108	3,666
	Regions Financial Corp.	235,922	3,602
	Vornado Realty Trust	32,481	3,569
	Hartford Financial Services
	Group Inc.	72,403	3,540
	Principal Financial Group
	Inc.	55,128	3,448
	Willis Towers Watson plc	26,338	3,383
	Digital Realty Trust Inc.	30,541	3,298
	T. Rowe Price Group Inc.	44,798	3,190
	Lincoln National Corp.	43,808	3,074
	Realty Income Corp.	49,380	3,026
	Equifax Inc.	22,809	2,990
	Huntington Bancshares Inc.	207,571	2,935
	HCP Inc.	89,143	2,923
	First Republic Bank	29,443	2,763
*	SBA Communications Corp.
	Class A	22,707	2,629
	Invesco Ltd.	78,734	2,534
*	Markel Corp.	2,468	2,418
	Loews Corp.	51,322	2,411
*	GGP Inc.	96,546	2,400
	Comerica Inc.	33,011	2,353
	SL Green Realty Corp.	19,418	2,188
	Unum Group	44,487	2,172
	Annaly Capital
	Management Inc.	195,264	2,167

	XL Group Ltd.	51,565	2,088
	Ally Financial Inc.	92,287	2,075
*	Arch Capital Group Ltd.	21,826	2,064
	Cincinnati Financial Corp.	27,206	1,985
	Kimco Realty Corp.	81,447	1,975
*	CBRE Group Inc. Class A	54,933	1,957
	Arthur J Gallagher & Co.	33,865	1,929
*	Alleghany Corp.	2,984	1,927
	UDR Inc.	51,194	1,869
	Macerich Co.	27,526	1,855
	Everest Re Group Ltd.	7,854	1,847
	Western Union Co.	92,942	1,825
*	E*TRADE Financial Corp.	52,452	1,810
	Zions Bancorporation	39,445	1,771
	Nasdaq Inc.	24,873	1,769
	Duke Realty Corp.	67,970	1,743
	VEREIT Inc.	184,967	1,678
	Torchmark Corp.	21,602	1,675
	Iron Mountain Inc.	45,971	1,671
	CIT Group Inc.	38,694	1,660
	TD Ameritrade Holding
	Corp.	39,538	1,546
	Voya Financial Inc.	37,296	1,538
	Regency Centers Corp.	20,017	1,408
	New York Community
	Bancorp Inc.	89,216	1,363
	WR Berkley Corp.	19,146	1,360
	AGNC Investment Corp.	63,755	1,251
	SEI Investments Co.	22,997	1,158
	People’s United Financial
	Inc.	59,403	1,140
	Liberty Property Trust	28,309	1,116
	RenaissanceRe Holdings
	Ltd.	7,525	1,111
	Axis Capital Holdings Ltd.	15,929	1,104
	Commerce Bancshares Inc.	18,436	1,088
	Assurant Inc.	10,973	1,086
	Hospitality Properties Trust	31,469	1,000
	Navient Corp.	58,080	895
	Weingarten Realty Investors	22,304	791
*	Quality Care Properties Inc.	17,980	341
			705,925
Health Care (17.3%)
	Johnson & Johnson	526,477	64,341
	Pfizer Inc.	1,162,673	39,670
	Merck & Co. Inc.	532,034	35,045
	UnitedHealth Group Inc.	184,001	30,430
	Amgen Inc.	143,463	25,326
	Medtronic plc	267,144	21,615
	AbbVie Inc.	310,052	19,174
*	Celgene Corp.	149,844	18,507
	Bristol-Myers Squibb Co.	319,667	18,128
	Allergan plc	71,905	17,604
	Eli Lilly & Co.	188,718	15,628
	Abbott Laboratories	329,802	14,867

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Biogen Inc.	41,919	12,098
	Aetna Inc.	67,423	8,681
*	Express Scripts Holding Co.	118,209	8,351
	Anthem Inc.	50,495	8,323
	Stryker Corp.	62,920	8,089
	Becton Dickinson and Co.	40,817	7,472
	Cigna Corp.	49,339	7,347
*	Boston Scientific Corp.	260,102	6,386
	Humana Inc.	28,400	5,999
*	Regeneron Pharmaceuticals
	Inc.	15,579	5,819
*	Alexion Pharmaceuticals Inc.	42,947	5,637
*	Intuitive Surgical Inc.	7,379	5,438
	Baxter International Inc.	104,260	5,309
	Zoetis Inc.	95,848	5,110
*	HCA Holdings Inc.	55,308	4,825
	Zimmer Biomet Holdings
	Inc.	38,115	4,463
*	Vertex Pharmaceuticals Inc.	47,230	4,280
*	Incyte Corp.	32,074	4,269
*	Edwards Lifesciences Corp.	40,593	3,817
*	Mylan NV	87,155	3,647
	CR Bard Inc.	14,162	3,473
*	BioMarin Pharmaceutical
	Inc.	32,081	3,013
	Dentsply Sirona Inc.	44,253	2,811
*	Laboratory Corp. of
	America Holdings	19,629	2,792
*	Henry Schein Inc.	15,431	2,647
*	DaVita Inc.	37,840	2,626
	Quest Diagnostics Inc.	26,650	2,597
*	Waters Corp.	14,671	2,274
*	Centene Corp.	31,867	2,247
*	Hologic Inc.	53,438	2,169
	Universal Health Services
	Inc. Class B	17,206	2,161
*	Quintiles IMS Holdings Inc.	27,300	2,113
	ResMed Inc.	26,897	1,937
	Perrigo Co. plc	25,527	1,909
*	Varian Medical Systems
	Inc.	17,894	1,501
*	Jazz Pharmaceuticals plc	10,422	1,382
	Bioverativ Inc.	21,053	1,096
*	Mallinckrodt plc	20,741	1,087
*	Alnylam Pharmaceuticals
	Inc.	14,102	728
	Patterson Cos. Inc.	15,340	697
*	Endo International plc	42,500	580
*	Varex Imaging Corp.	7,397	258
			487,793
Industrials (8.1%)
	Union Pacific Corp.	157,991	17,054
	Accenture plc Class A	125,646	15,392
	United Parcel Service Inc.
	Class B	132,368	13,999

	FedEx Corp.	47,853	9,235
	Automatic Data Processing
	Inc.	87,332	8,962
	CSX Corp.	181,350	8,806
*	PayPal Holdings Inc.	208,236	8,746
	Illinois Tool Works Inc.	60,566	7,995
	Johnson Controls
	International plc	180,430	7,567
	Norfolk Southern Corp.	56,275	6,811
	Deere & Co.	56,986	6,239
	Eaton Corp. plc	86,591	6,233
	Waste Management Inc.	84,728	6,212
*	Fiserv Inc.	41,609	4,802
	Cummins Inc.	32,329	4,800
	PACCAR Inc.	67,766	4,527
	Sherwin-Williams Co.	14,496	4,473
	Parker-Hannifin Corp.	25,572	3,960
	Rockwell Automation Inc.	24,806	3,748
	Fortive Corp.	56,313	3,246
	Agilent Technologies Inc.	62,180	3,190
	Vulcan Materials Co.	25,430	3,067
	Republic Services Inc.
	Class A	44,678	2,768
	Alliance Data Systems
	Corp.	11,071	2,690
	Martin Marietta Materials
	Inc.	12,170	2,628
	WestRock Co.	48,660	2,614
	Fastenal Co.	51,171	2,560
*	Verisk Analytics Inc.
	Class A	29,804	2,471
	Ball Corp.	33,398	2,456
	WW Grainger Inc.	9,820	2,435
	AMETEK Inc.	44,739	2,415
	Dover Corp.	29,991	2,402
	Global Payments Inc.	29,062	2,316
	CH Robinson Worldwide
	Inc.	27,145	2,182
	Masco Corp.	62,919	2,125
	Expeditors International of
	Washington Inc.	34,899	1,968
*	Vantiv Inc. Class A	29,339	1,918
*	United Rentals Inc.	14,529	1,860
	Kansas City Southern	20,798	1,843
	Sealed Air Corp.	37,052	1,722
	Fortune Brands Home &
	Security Inc.	29,565	1,710
*	Flex Ltd.	103,493	1,707
	Acuity Brands Inc.	8,058	1,703
	Valspar Corp.	15,232	1,694
	JB Hunt Transport Services
	Inc.	17,059	1,675
	Xylem Inc.	34,377	1,654
	Total System Services Inc.	29,912	1,630

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Broadridge Financial
	Solutions Inc.	22,669	1,572
	Xerox Corp.	194,060	1,444
	Allegion plc	18,346	1,332
*	Sensata Technologies
	Holding NV	32,325	1,327
*	Stericycle Inc.	15,491	1,284
	ManpowerGroup Inc.	12,845	1,246
*	Arrow Electronics Inc.	17,158	1,239
*	Keysight Technologies Inc.	32,820	1,234
	Avnet Inc.	24,613	1,134
	Robert Half International Inc.	23,455	1,131
	MDU Resources Group Inc.	37,440	1,015
	Bemis Co. Inc.	17,959	890
	Jabil Circuit Inc.	32,808	837
*	Conduent Inc.	38,513	620
			228,515
Oil & Gas (4.0%)
	Schlumberger Ltd.	266,815	21,441
	ConocoPhillips	235,372	11,197
	EOG Resources Inc.	110,519	10,719
	Occidental Petroleum Corp.	146,471	9,601
	Kinder Morgan Inc.	363,639	7,749
	Anadarko Petroleum Corp.	106,140	6,862
	Pioneer Natural Resources
	Co.	32,515	6,047
	Valero Energy Corp.	86,780	5,897
	Baker Hughes Inc.	81,043	4,885
	Devon Energy Corp.	100,460	4,356
	Williams Cos. Inc.	143,270	4,060
	Apache Corp.	72,181	3,796
	Marathon Oil Corp.	161,735	2,588
	Cimarex Energy Co.	18,179	2,286
	EQT Corp.	33,117	1,983
	Tesoro Corp.	21,286	1,813
*	Newfield Exploration Co.	37,986	1,385
	Helmerich & Payne Inc.	19,568	1,338
	Range Resources Corp.	39,094	1,080
*	Transocean Ltd.	70,292	972
	Core Laboratories NV	8,402	961
	Murphy Oil Corp.	30,802	871
*	First Solar Inc.	14,094	510
	Enbridge Inc.	2,024	85
			112,482
Technology (23.7%)
	Apple Inc.	1,022,241	140,037
	Microsoft Corp.	1,449,073	92,712
*	Facebook Inc. Class A	426,315	57,783
*	Alphabet Inc. Class A	56,534	47,767
*	Alphabet Inc. Class C	55,628	45,793
	Cisco Systems Inc.	964,714	32,974
	Intel Corp.	907,933	32,867
	Oracle Corp.	606,056	25,812
	Broadcom Ltd.	76,170	16,066

	QUALCOMM Inc.	281,600	15,905
	Texas Instruments Inc.	192,525	14,751
*	Adobe Systems Inc.	96,152	11,379
	NVIDIA Corp.	98,275	9,973
*	salesforce.com Inc.	118,353	9,628
	Applied Materials Inc.	208,787	7,562
*	Cognizant Technology
	Solutions Corp. Class A	117,036	6,937
	HP Inc.	331,018	5,750
	Intuit Inc.	45,789	5,744
*	NXP Semiconductors NV	52,401	5,387
	Corning Inc.	182,327	5,034
*	Micron Technology Inc.	200,202	4,693
	Western Digital Corp.	51,990	3,997
	Lam Research Corp.	31,210	3,700
*	Autodesk Inc.	42,538	3,671
	Symantec Corp.	119,517	3,415
	Skyworks Solutions Inc.	35,942	3,408
*	Cerner Corp.	55,738	3,068
*	Red Hat Inc.	34,426	2,851
	Xilinx Inc.	48,406	2,847
	KLA-Tencor Corp.	29,892	2,694
	Seagate Technology plc	54,553	2,629
*	ServiceNow Inc.	30,233	2,628
*	Dell Technologies Inc.
	Class V	41,317	2,623
*	Check Point Software
	Technologies Ltd.	25,146	2,487
	Maxim Integrated Products
	Inc.	54,613	2,419
*	Citrix Systems Inc.	29,849	2,357
	NetApp Inc.	53,340	2,231
*	Synopsys Inc.	29,042	2,075
	Juniper Networks Inc.	72,897	2,041
*	Akamai Technologies Inc.	32,152	2,013
*	Twitter Inc.	123,341	1,945
*	Workday Inc. Class A	23,386	1,939
	CA Inc.	59,917	1,933
	CDK Global Inc.	28,779	1,912
	Computer Sciences Corp.	26,918	1,845
*	F5 Networks Inc.	12,519	1,794
	Amdocs Ltd.	28,972	1,757
*	VeriSign Inc.	20,044	1,653
*	Mobileye NV	34,459	1,569
*	Splunk Inc.	24,867	1,535
	Marvell Technology Group
	Ltd.	80,858	1,261
*,^	VMware Inc. Class A	12,185	1,095
*	Yandex NV Class A	47,351	1,065
	CSRA Inc.	31,317	934
			669,945
Telecommunications (0.3%)
*	Level 3 Communications
	Inc.	55,845	3,197
*	T-Mobile US Inc.	50,454	3,155

FTSE Social Index Fund

		Market
		Value•
	Shares	($000)
* Sprint Corp.	159,775	1,408
Frontier Communications
Corp.	220,855	647
		8,407
Utilities (0.3%)
American Water Works
Co. Inc.	34,285	2,674
CenterPoint Energy Inc.	81,826	2,236
ONEOK Inc.	40,284	2,177
NiSource Inc.	61,625	1,473
* Calpine Corp.	57,919	678
Avangrid Inc.	11,407	499
		9,737
Total Common Stocks
(Cost $2,133,384)		2,824,507
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.864%	39,988	3,999

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill,
0.501%, 3/16/17	200	200
United States Treasury Bill,
0.607%, 5/25/17	100	100
		300
Total Temporary Cash Investments
(Cost $4,299)		4,299
Total Investments (100.2%)
(Cost $2,137,683)		2,828,806

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	187
Receivables for Investment Securities Sold 5,299
Receivables for Accrued Income	4,618
Receivables for Capital Shares Issued	60,308
Total Other Assets	70,412
Liabilities
Payables for Investment Securities
Purchased	(66,083)
Collateral for Securities on Loan	(3,997)
Payables for Capital Shares Redeemed	(2,166)
Payables to Vanguard	(1,339)
Other Liabilities	(1,750)
Total Liabilities	(75,335)
Net Assets (100%)	2,823,883

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,142,350
Undistributed Net Investment Income	4,264
Accumulated Net Realized Losses	(13,854)
Unrealized Appreciation (Depreciation)	691,123
Net Assets	2,823,883

Investor Shares—Net Assets
Applicable to 109,461,921 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,671,806
Net Asset Value Per Share—
Investor Shares	$15.27

Institutional Shares—Net Assets
Applicable to 75,367,488 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,152,077
Net Asset Value Per Share—
Institutional Shares	$15.29

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,895,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $3,997,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	22,118
Interest[1]	12
Securities Lending—Net	38
Total Income	22,168
Expenses
The Vanguard Group—Note B
Investment Advisory Services	175
Management and Administrative—Investor Shares	1,373
Management and Administrative—Institutional Shares	452
Marketing and Distribution—Investor Shares	177
Marketing and Distribution—Institutional Shares	14
Custodian Fees	37
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Institutional Shares	15
Trustees’ Fees and Expenses	1
Total Expenses	2,260
Net Investment Income	19,908
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,433
Futures Contracts	25
Realized Net Gain (Loss)	8,458
Change in Unrealized Appreciation (Depreciation) of Investment Securities	229,496
Net Increase (Decrease) in Net Assets Resulting from Operations	257,862
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $11,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,908	38,816
Realized Net Gain (Loss)	8,458	2,858
Change in Unrealized Appreciation (Depreciation)	229,496	159,803
Net Increase (Decrease) in Net Assets Resulting from Operations	257,862	201,477
Distributions
Net Investment Income
Investor Shares	(14,929)	(28,370)
Institutional Shares	(9,632)	(18,570)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(24,561)	(46,940)
Capital Share Transactions
Investor Shares	92,902	208,652
Institutional Shares	186,300	111,431
Net Increase (Decrease) from Capital Share Transactions	279,202	320,083
Total Increase (Decrease)	512,503	474,620
Net Assets
Beginning of Period	2,311,380	1,836,760
End of Period[1]	2,823,883	2,311,380
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,264,000 and $8,917,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.95	$12.99	$12.74	$10.28	$8.30	$7.31
Investment Operations
Net Investment Income	.111	.241	.183	.167	.153	.117
Net Realized and Unrealized Gain (Loss)
on Investments	1.351	1.025	.231	2.442	1.969	.962
Total from Investment Operations	1.462	1.266	.414	2.609	2.122	1.079
Distributions
Dividends from Net Investment Income	(.142)	(. 306)	(.164)	(.149)	(.142)	(. 089)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.142)	(. 306)	(.164)	(.149)	(.142)	(. 089)
Net Asset Value, End of Period	$15.27	$13.95	$12.99	$12.74	$10.28	$8.30

Total Return[1]	10.57%	9.95%	3.25%	25.58%	25.90%	14.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,672	$1,435	$1,131	$800	$553	$379
Ratio of Total Expenses to
Average Net Assets	0.23%	0.22%	0.25%	0.27%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.87%	1.63%	1.51%	1.63%	1.50%
Portfolio Turnover Rate[2]	11%	16%	20%	14%	29%	45%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements

FTSE Social Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.96	$13.00	$12.75	$10.29	$8.31	$7.32
Investment Operations
Net Investment Income	.119	.254	.193	.180	.163	.128
Net Realized and Unrealized Gain (Loss)
on Investments	1.361	1.029	.233	2.440	1.971	.960
Total from Investment Operations	1.480	1.283	.426	2.620	2.134	1.088
Distributions
Dividends from Net Investment Income	(.150)	(. 323)	(.176)	(.160)	(.154)	(. 098)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.150)	(. 323)	(.176)	(.160)	(.154)	(. 098)
Net Asset Value, End of Period	$15.29	$13.96	$13.00	$12.75	$10.29	$8.31

Total Return	10.69%	10.09%	3.34%	25.68%	26.05%	15.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,152	$876	$706	$429	$276	$202
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.15%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.68%	1.97%	1.73%	1.62%	1.75%	1.63%
Portfolio Turnover Rate[1]	11%	16%	20%	14%	29%	45%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented 0% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2017.

FTSE Social Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

FTSE Social Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $187,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs a re summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,824,507	—	—
Temporary Cash Investments	3,999	300	—
Total	2,828,506	300	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

FTSE Social Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $22,292,000 to offset future net capital gains. Of this amount, $394,000 is subject to expiration on August 31, 2019. Capital losses of $21,898,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $2,137,683,000. Net unrealized appreciation of investment securities for tax purposes was $691,123,000, consisting of unrealized gains of $724,490,000 on securities that had risen in value since their purchase and $33,367,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2017, the fund purchased $481,599,000 of investment securities and sold $202,917,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	241,643	16,863	495,860	38,032
Issued in Lieu of Cash Distributions	13,424	952	25,725	1,988
Redeemed	(162,165)	(11,267)	(312,933)	(24,156)
Net Increase (Decrease)—Investor Shares	92,902	6,548	208,652	15,864
Institutional Shares
Issued	245,309	16,741	206,714	15,806
Issued in Lieu of Cash Distributions	9,451	669	18,514	1,430
Redeemed	(68,460)	(4,819)	(113,797)	(8,748)
Net Increase (Decrease)—Institutional Shares	186,300	12,591	111,431	8,488

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,105.67	$1.20
Institutional Shares	1,000.00	1,106.95	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.65	$1.15
Institutional Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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and trademarks related to the FTSE or Russell indexes
with the offering of shares of any Vanguard	are trademarks of the London Stock Exchange Group
fund only if preceded or accompanied by	companies and are used by FTSE, MTS, FTSE TMX and
the fund’s current prospectus.	Russell under licence. All information is provided for
information purposes only. No responsibility or liability
All comparative mutual fund data are from Lipper, a	can be accepted by the London Stock Exchange Group
Thomson Reuters Company, or Morningstar, Inc., unless	companies nor its licensors for any errors or for any
otherwise noted.	loss from use of this publication. Neither the London
You can obtain a free copy of Vanguard’s proxy voting	Stock Exchange Group companies nor any of its
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calling Vanguard at 800-662-2739. The guidelines are	representation whatsoever, expressly or impliedly,
also available from the SEC’s website, sec.gov. In	either as to the results to be obtained from the use of
addition, you may obtain a free report on how your fund	the FTSE4Good US Select Index or the fitness or
voted the proxies for securities it owned during the 12	suitability of the FTSE4Good US Select Index for any
months ended June 30. To get the report, visit either	particular purpose to which it might be put.
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by FTSE. FTSE does not accept any liability to any
You can review and copy information about your fund at	person for any loss or damage arising out of any error
the SEC’s Public Reference Room in Washington, D.C. To	or omission in the ICB.
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042017

Semiannual Report | February 28, 2017

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new “Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed “Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended February 28, 2017, returns for the Vanguard U.S. Sector Index Funds ranged from almost 3% to about 24%. All ten funds closely tracked their target indexes. Versus their peer groups, results were mixed.

• Four of the funds outpaced the broad U.S. stock market, which returned about 10%.

• The holdings of the top performer, Vanguard Financials Index Fund, benefited from prospects for a more favorable operating environment and risinginterest rates. Vanguard Information Technology Index Fund also posted a double-digit return. So did Vanguard IndustrialsIndexFundandVanguardMaterialsIndexFund,inpartbecauseofthepotential for increased infrastructure spending.

• Given the stock market rally, funds in sectors that are traditionally considered defensive posted the smallest gains. They included Vanguard Consumer Staples Index Fund and Vanguard Telecommunication Services Index Fund.

Total Returns: Six Months Ended February 28, 2017
ETF Shares1 and Admiral™ Shares2

Total
Returns
Vanguard Consumer Discretionary ETF
Market Price	8.43%
Net Asset Value	8.43
Vanguard Consumer Discretionary Index Fund	8.44
MSCI US IMI/Consumer Discretionary 25/50	8.45
Consumer Services Funds Average[3]	5.63

Vanguard Consumer Staples ETF
Market Price	2.68%
Net Asset Value	2.67
Vanguard Consumer Staples Index Fund	2.65
MSCI US IMI/Consumer Staples 25/50	2.69
Consumer Goods Funds Average[3]	3.06

Vanguard Energy ETF
Market Price	4.73%
Net Asset Value	4.73
Vanguard Energy Index Fund	4.70
MSCI US IMI/Energy 25/50	4.74
Natural Resources Funds Average[3]	7.46

Vanguard Financials ETF
Market Price	23.93%
Net Asset Value	23.89
Vanguard Financials Index Fund	23.85
MSCI US IMI/Financials 25/50	23.95
Financial Services Funds Average[3]	20.15

Total
Returns
Vanguard Health Care ETF
Market Price	4.80%
Net Asset Value	4.79
Vanguard Health Care Index Fund	4.79
MSCI US IMI/Health Care 25/50	4.83
Health/Biotechnology Funds Average[3]	6.82

Vanguard Industrials ETF
Market Price	13.18%
Net Asset Value	13.21
Vanguard Industrials Index Fund	13.19
MSCI US IMI/Industrials 25/50	13.22
Industrials Funds Average[3]	12.11

Vanguard Information Technology ETF
Market Price	13.66%
Net Asset Value	13.67
Vanguard Information Technology Index Fund 13.68
MSCI US IMI/Information Technology 25/50	13.72
Science and Technology Funds Average[3]	11.95

Vanguard Materials ETF
Market Price	11.10%
Net Asset Value	11.10
Vanguard Materials Index Fund	11.11
MSCI US IMI/Materials 25/50	11.14
Basic Materials Funds Average[3]	15.85

Total
Returns
Vanguard Telecommunication Services ETF
Market Price	4.53%
Net Asset Value	4.41
Vanguard Telecommunication Services
Index Fund	4.39
MSCI US IMI/Telecommunication
Services 25/50	4.39
Telecommunication Funds Average[3]	5.28

Vanguard Utilities ETF
Market Price	7.70%
Net Asset Value	7.66
Vanguard Utilities Index Fund	7.63
MSCI US IMI/Utilities 25/50	7.67
Utility Funds Average[3]	5.83

MSCI US IMI/2500	10.30%

1 TheVanguardETF® Sharesshownaretradedonthe NYSEArcaexchangeandareavailable onlythroughbrokers. Thetable provides ETFreturnsbasedonboththe NYSEArca market priceandthenet asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determinedbythe midpoint of the bid-offer spreadas of theclosingtime of the New YorkStock Exchange (generally 4p.m., Easterntime). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.10%	0.10%	1.36%
Consumer Staples Index Fund	0.10	0.10	1.41
Energy Index Fund	0.10	0.10	1.66
Financials Index Fund	0.10	0.10	1.53
Health Care Index Fund	0.10	0.10	1.39
Industrials Index Fund	0.10	0.10	1.32
Information Technology Index Fund	0.10	0.10	1.48
Materials Index Fund	0.10	0.10	1.24
Telecommunication Services Index Fund	0.10	0.10	1.49
Utilities Index Fund	0.10	0.10	1.25

The fundexpenseratios shownare from the prospectus dated December22, 2016, andrepresentestimatedcosts forthe currentfiscal year. For the six months ended February 28, 2017, the fund’s annualized expense ratios were: for the Consumer Discretionary Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund, 0.10% for ETF Shares and 0.11% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Telecommunication Services IndexFund, 0.10%forETF Shares and0.10%forAdmiralShares; andforthe Utilities IndexFund, 0.10%forETF Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groupsare:fortheConsumerDiscretionaryIndexFund, ConsumerServices Funds;forthe ConsumerStaplesIndexFund, Consumer Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index Fund, Telecommunication Funds; and for the Utilities Index Fund, Utility Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

Changing the retirement landscape Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

Market Barometer
	Total Returns
	Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

3

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whoseemployersdon’thaveaworld-class retirement plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2017

4

Consumer Discretionary Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VCR	VCDAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.34%	1.33%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	378	378	2,479
Median Market Cap	$56.2B	$56.2B	$57.6B
Price/Earnings Ratio	23.0x	23.0x	24.7x
Price/Book Ratio	4.6x	4.6x	3.0x
Return on Equity	22.4%	22.4%	16.5%
Earnings Growth Rate	12.9%	12.9%	7.6%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.85
Beta	1.00	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.0%
Apparel Retail	4.3
Apparel, Accessories & Luxury Goods	2.6
Auto Parts & Equipment	2.7
Automobile Manufacturers	4.4
Automotive Retail	2.9
Broadcasting	2.0
Cable & Satellite	10.9
Casinos & Gaming	1.7
Department Stores	1.0
Distributors	1.0
Footwear	2.8
General Merchandise Stores	2.4
Home Improvement Retail	7.8
Homebuilding	1.8
Hotels, Resorts & Cruise Lines	3.5
Internet & Direct Marketing Retail	17.2
Leisure Products	1.1
Movies & Entertainment	10.5
Restaurants	9.6
Specialty Stores	2.2
Other Consumer Discretionary	6.6

Ten Largest Holdings (% of total net assets)

Amazon.com Inc.	Internet & Direct
	Marketing Retail	11.0%
Comcast Corp.	Cable & Satellite	5.8
Home Depot Inc.	Home Improvement Retail	5.7
Walt Disney Co.	Movies & Entertainment	5.4
McDonald’s Corp.	Restaurants	3.4
Priceline	Internet &Direct
Group Inc.	Marketing Retail	2.8
Starbucks Corp.	Restaurants	2.7
NIKE Inc.	Footwear	2.5
Time Warner Inc.	Movies & Entertainment	2.4
Charter
Communications
Inc.	Cable & Satellite	2.3
Top Ten		44.0%
The holdings listed exclude any temporary cash investments and equity indexproducts.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

5

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		6.64%	17.31%	9.22%
Net Asset Value		6.64	17.31	9.23
Admiral Shares	7/14/2005	6.64	17.31	9.22

See Financial Highlights for dividend and capital gains information.

6

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Auto Components (3.1%)
	Delphi Automotive plc	202,360	15,406
	Lear Corp.	52,403	7,441
^	Autoliv Inc.	65,996	6,910
	Goodyear Tire & Rubber Co.	195,077	6,837
	BorgWarner Inc.	159,252	6,719
*	Adient plc	70,024	4,701
	Gentex Corp.	214,199	4,505
*	Tenneco Inc.	41,069	2,641
*	Visteon Corp.	25,507	2,364
	Dana Inc.	107,383	2,028
*	LCI Industries	17,513	1,886
*	Dorman Products Inc.	23,348	1,825
	Cooper Tire & Rubber Co.	39,891	1,614
*	Cooper-Standard Holdings
	Inc.	9,938	1,113
*	American Axle &
	Manufacturing Holdings
	Inc.	54,372	1,078
*	Gentherm Inc.	27,209	986
	Standard Motor Products
	Inc.	15,388	738
*	Fox Factory Holding Corp.	21,766	583
	Tower International Inc.	15,102	417
*	Motorcar Parts of America
	Inc.	14,050	399
*	Modine Manufacturing Co.	35,104	398
	Superior Industries
	International Inc.	16,179	362
*	Stoneridge Inc.	19,842	335
	Metaldyne Performance
	Group Inc.	12,182	284
			71,570
Automobiles (4.7%)
	General Motors Co.	1,027,088	37,838
	Ford Motor Co.	2,771,121	34,722
^,* Tesla Inc.		96,193	24,047
	Harley-Davidson Inc.	132,103	7,448
	Thor Industries Inc.	37,388	4,143
	Winnebago Industries Inc.	20,285	670
			108,868
Distributors (1.0%)
	Genuine Parts Co.	111,176	10,641
*	LKQ Corp.	229,896	7,260
	Pool Corp.	30,827	3,536
	Core-Mark Holding Co. Inc.	34,495	1,122
			22,559
Diversified Consumer Services (1.1%)
	Service Corp. International	142,314	4,373
*	ServiceMaster Global
	Holdings Inc.	100,721	4,012
	H&R Block Inc.	163,765	3,367
*	Bright Horizons Family
	Solutions Inc.	33,358	2,305
*	Grand Canyon Education
	Inc.	33,682	2,067

	Graham Holdings Co.
	Class B	3,302	1,777
	DeVry Education Group Inc.	44,522	1,431
*	Sotheby's	25,646	1,157
*	Houghton Mifflin Harcourt
	Co.	77,361	855
	Capella Education Co.	8,551	651
*	Strayer Education Inc.	7,946	616
*	K12 Inc.	26,925	481
*	Career Education Corp.	51,222	427
*	Chegg Inc.	44,901	355
*	Regis Corp.	27,009	333
^,* Weight Watchers
	International Inc.	20,738	298
	Carriage Services Inc.
	Class A	11,231	290
*	American Public Education
	Inc.	11,420	276
*	Bridgepoint Education Inc.	13,084	122
*	Ascent Capital Group Inc.
	Class A	6,779	109
			25,302
Hotels, Restaurants & Leisure (15.4%)
	McDonald's Corp.	620,627	79,223
	Starbucks Corp.	1,087,716	61,858
	Marriott International Inc.
	Class A	248,111	21,583
	Las Vegas Sands Corp.	326,728	17,300
	Yum! Brands Inc.	260,549	17,019
	Carnival Corp.	261,110	14,609
	Royal Caribbean Cruises
	Ltd.	128,373	12,337
*	Chipotle Mexican Grill Inc.
	Class A	21,646	9,064
*	MGM Resorts International	342,834	9,013
*	Hilton Worldwide Holdings
	Inc.	147,989	8,465
	Domino's Pizza Inc.	36,007	6,835
	Wyndham Worldwide Corp.	80,504	6,701
	Darden Restaurants Inc.	87,340	6,523
	Aramark	173,823	6,212
*	Norwegian Cruise Line
	Holdings Ltd.	118,893	6,028
	Wynn Resorts Ltd.	60,845	5,850
	Vail Resorts Inc.	29,875	5,413
	Dunkin' Brands Group Inc.	68,632	3,775
*	Panera Bread Co. Class A	16,311	3,765
	Six Flags Entertainment
	Corp.	55,142	3,342
^	Cracker Barrel Old Country
	Store Inc.	14,390	2,317
	Jack in the Box Inc.	24,102	2,259
	Wendy's Co.	153,656	2,142
	Texas Roadhouse Inc.
	Class A	50,121	2,120
*	Buffalo Wild Wings Inc.	13,535	2,098
	Cheesecake Factory Inc.	33,627	2,053
	ILG Inc.	89,899	1,697

	Choice Hotels International
	Inc.	27,165	1,646
	Papa John's International
	Inc.	20,639	1,629
	Marriott Vacations
	Worldwide Corp.	17,220	1,617
	Brinker International Inc.	37,075	1,566
	Churchill Downs Inc.	9,951	1,496
	Extended Stay America Inc.	80,420	1,391
*	Dave & Buster's
	Entertainment Inc.	23,655	1,353
	Bloomin' Brands Inc.	78,699	1,345
*	Hilton Grand Vacations Inc.	44,434	1,330
*	Boyd Gaming Corp.	63,104	1,241
*	Popeyes Louisiana Kitchen
	Inc.	15,424	1,219
*	Hyatt Hotels Corp. Class A	21,495	1,104
	SeaWorld Entertainment
	Inc.	49,582	955
*	La Quinta Holdings Inc.	64,891	899
*	Belmond Ltd. Class A	68,497	887
	Sonic Corp.	34,142	863
	ClubCorp Holdings Inc.	49,020	838
	Planet Fitness Inc. Class A	38,718	833
*	Penn National Gaming Inc.	56,679	820
*	Scientific Games Corp.
	Class A	39,318	812
	Bob Evans Farms Inc.	13,395	760
	DineEquity Inc.	12,126	725
	International Speedway
	Corp. Class A	19,372	719
*	Pinnacle Entertainment Inc.	39,890	693
*	Denny's Corp.	54,777	688
	Red Rock Resorts Inc.
	Class A	31,067	683
	Wingstop Inc.	21,537	566
*	BJ's Restaurants Inc.	13,890	505
*	Isle of Capri Casinos Inc.	18,806	457
*	Red Robin Gourmet
	Burgers Inc.	9,700	443
*	Shake Shack Inc. Class A	11,238	403
*	Fiesta Restaurant Group Inc.	20,255	402
	Marcus Corp.	12,625	394
	Ruth's Hospitality Group Inc.	22,789	384
*	Biglari Holdings Inc.	855	367
*	Caesars Entertainment
	Corp.	38,405	363
*	Chuy's Holdings Inc.	12,663	361
*	Del Taco Restaurants Inc.	26,369	327
*	Eldorado Resorts Inc.	17,657	288
*	Del Frisco's Restaurant
	Group Inc.	17,672	281
*	Bojangles' Inc.	12,073	254
*	Zoe's Kitchen Inc.	14,007	251
*	Intrawest Resorts Holdings
	Inc.	10,497	247
*	Potbelly Corp.	16,690	218
*	El Pollo Loco Holdings Inc.	17,285	216

7

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Speedway Motorsports Inc.	9,597	205
*	Habit Restaurants Inc.
	Class A	13,698	184
*	Lindblad Expeditions
	Holdings Inc.	14,604	131
*	Ruby Tuesday Inc.	44,351	84
*	Fogo De Chao Inc.	4,261	60
*	Noodles & Co. Class A	9,439	36
			355,140
Household Durables (4.5%)
	Newell Brands Inc.	324,585	15,914
*	Mohawk Industries Inc.	47,117	10,665
	Whirlpool Corp.	56,156	10,029
	DR Horton Inc.	264,789	8,473
	Lennar Corp. Class A	152,145	7,423
	Harman International
	Industries Inc.	52,159	5,822
*	NVR Inc.	2,682	5,190
	Leggett & Platt Inc.	99,976	4,917
	PulteGroup Inc.	222,390	4,904
	Garmin Ltd.	88,666	4,576
*	Toll Brothers Inc.	116,344	3,972
	Tupperware Brands Corp.	37,874	2,287
*	Helen of Troy Ltd.	20,890	2,041
^,*	Tempur Sealy International
	Inc.	43,410	2,005
	CalAtlantic Group Inc.	56,339	1,990
*	TRI Pointe Group Inc.	113,596	1,356
*	TopBuild Corp.	28,339	1,190
*	iRobot Corp.	18,331	1,046
*	Meritage Homes Corp.	28,333	1,007
^	KB Home	56,665	1,006
	La-Z-Boy Inc.	36,284	980
	MDC Holdings Inc.	30,553	892
*	Cavco Industries Inc.	6,322	754
*	Universal Electronics Inc.	10,956	753
*	Installed Building Products
	Inc.	14,144	665
^,*	GoPro Inc. Class A	66,155	622
*	Taylor Morrison Home Corp.
	Class A	30,062	605
	Ethan Allen Interiors Inc.	18,665	537
*	M/I Homes Inc.	18,116	428
*	William Lyon Homes
	Class A	18,816	347
^,* LGI Homes Inc.		11,867	344
*	Beazer Homes USA Inc.	23,532	287
*	Century Communities Inc.	11,101	254
	Libbey Inc.	16,492	231
*	Hovnanian Enterprises Inc.
	Class A	85,476	203
	NACCO Industries Inc.
	Class A	2,766	178
			103,893
Internet & Direct Marketing Retail (17.2%)
*	Amazon.com Inc.	301,869	255,091
*	Priceline Group Inc.	36,884	63,593
*	Netflix Inc.	320,768	45,591
	Expedia Inc.	92,354	10,994
*	Liberty Interactive Corp.
	QVC Group Class A	310,602	5,864
*	TripAdvisor Inc.	89,412	3,708
*	Liberty Ventures Class A	60,748	2,664
*	Liberty Expedia Holdings
	Inc. Class A	42,632	1,845
*	Groupon Inc. Class A	319,603	1,352
*	Shutterfly Inc.	24,197	1,098
	Nutrisystem Inc.	22,038	1,025
	HSN Inc.	25,376	957
^,* Wayfair Inc.		22,240	841

*	Liberty TripAdvisor
	Holdings Inc. Class A	51,194	689
*	Etsy Inc.	47,511	576
*	FTD Cos. Inc.	12,882	311
^,*	Duluth Holdings Inc.	14,138	298
*	Overstock.com Inc.	12,543	231
^,* Lands' End Inc.		12,026	223
*	1-800-Flowers.com Inc.
	Class A	19,088	191
			397,142
Leisure Products (1.1%)
	Hasbro Inc.	83,903	8,128
	Mattel Inc.	255,697	6,579
	Brunswick Corp.	67,090	4,018
^	Polaris Industries Inc.	45,535	3,880
*	Vista Outdoor Inc.	43,865	887
*	American Outdoor Brands
	Corp.	42,082	818
	Callaway Golf Co.	70,426	712
^	Sturm Ruger & Co. Inc.	14,262	711
*	Nautilus Inc.	22,170	357
*	Arctic Cat Inc.	9,670	179
			26,269
Media (25.0%)
	Comcast Corp. Class A	3,562,568	133,311
	Walt Disney Co.	1,129,872	124,388
	Time Warner Inc.	576,274	56,596
*	Charter Communications
	Inc. Class A	161,839	52,284
	Twenty-First Century Fox
	Inc. Class A	789,867	23,633
	CBS Corp. Class B	292,926	19,310
*	Liberty Global plc	453,618	15,917
	Omnicom Group Inc.	176,356	15,008
	Viacom Inc. Class B	259,719	11,285
*	DISH Network Corp.
	Class A	169,416	10,504
	Twenty-First Century Fox
	Inc.	328,050	9,628
	Interpublic Group of
	Cos. Inc.	296,715	7,151
*	Liberty Broadband Corp.	80,106	6,884
*	Liberty Global plc Class A	182,400	6,512
^	Sirius XM Holdings Inc.	1,262,059	6,424
*	Liberty Media Corp-Liberty
	SiriusXM	149,883	5,835
	Scripps Networks
	Interactive Inc. Class A	60,585	4,893
	News Corp. Class A	370,455	4,749
*	Discovery Communications
	Inc.	166,598	4,676
	TEGNA Inc.	152,253	3,902
*	Discovery Communications
	Inc. Class A	113,569	3,266
	Cinemark Holdings Inc.	77,991	3,266
*	Live Nation Entertainment
	Inc.	98,831	2,808
*	Liberty Media Corp-Liberty
	SiriusXM	68,931	2,711
*	AMC Networks Inc.
	Class A	44,015	2,633
*	Madison Square Garden
	Co. Class A	13,882	2,490
	Nexstar Media Group Inc.
	Class A	33,322	2,298
	Cable One Inc.	3,638	2,275
*	Lions Gate Entertainment
	Corp. Class B	81,823	2,044
*	Liberty Global PLC LiLAC	81,412	2,002

	Sinclair Broadcast Group Inc.
	Class A	48,275	1,926
	Tribune Media Co. Class A	55,475	1,915
	Meredith Corp.	29,366	1,841
	Regal Entertainment Group
	Class A	84,582	1,825
	John Wiley & Sons Inc.
	Class A	34,354	1,793
*	Liberty Broadband Corp.
	Class A	19,666	1,657
*	IMAX Corp.	45,184	1,462
	New York Times Co.
	Class A	95,881	1,381
	Time Inc.	73,974	1,298
*	Liberty Media Corp-Liberty
	Formula One	38,996	1,197
	AMC Entertainment
	Holdings Inc. Class A	37,779	1,184
*	Lions Gate Entertainment
	Corp. Class A	38,344	1,027
*	MSG Networks Inc.	46,033	1,004
*	Liberty Global PLC LiLAC
	Class A	38,154	933
*	EW Scripps Co. Class A	39,851	918
	Scholastic Corp.	19,539	880
	Gannett Co. Inc.	83,233	726
*	Gray Television Inc.	49,630	675
	National CineMedia Inc.	47,250	606
	New Media Investment
	Group Inc.	39,197	605
	World Wrestling
	Entertainment Inc.
	Class A	27,404	575
*	Liberty Media Corp-Liberty
	Braves	25,602	563
*	Liberty Media Corp-Liberty
	Formula One Class A	17,119	515
*	Loral Space &
	Communications Inc.	10,506	430
	MDC Partners Inc. Class A	39,532	346
	Entercom Communications
	Corp. Class A	17,382	272
	Entravision Communications
	Corp. Class A	46,506	249
*	tronc Inc.	11,807	172
*	Global Eagle Entertainment
	Inc.	38,678	169
^,* Hemisphere Media Group
	Inc. Class A	12,925	150
*	Liberty Media Corp-Liberty
	Braves	6,549	144
*	Harte-Hanks Inc.	36,909	57
	News Corp. Class B	3,542	47
			577,225
Multiline Retail (3.3%)
	Target Corp.	398,777	23,436
	Dollar General Corp.	210,614	15,379
*	Dollar Tree Inc.	176,261	13,516
	Macy's Inc.	228,620	7,595
	Kohl's Corp.	134,213	5,720
^	Nordstrom Inc.	97,204	4,536
	Big Lots Inc.	33,273	1,708
^,*	JC Penney Co. Inc.	230,506	1,461
*	Ollie's Bargain Outlet
	Holdings Inc.	35,765	1,121
	Dillard's Inc. Class A	14,719	803
	Fred's Inc. Class A	26,537	471
^,* Sears Holdings Corp.		19,279	151
*	Tuesday Morning Corp.	34,097	124
			76,021

8

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
Other (0.0%)
*	Media General Inc. CVR	69,182	20

Specialty Retail (18.2%)
	Home Depot Inc.	910,418	131,929
	Lowe's Cos. Inc.	650,076	48,346
	TJX Cos. Inc.	487,166	38,218
	Ross Stores Inc.	296,355	20,324
*	O'Reilly Automotive Inc.	70,607	19,185
*	AutoZone Inc.	21,562	15,881
*	Ulta Beauty Inc.	44,288	12,110
	L Brands Inc.	181,725	9,562
	Best Buy Co. Inc.	213,410	9,418
*	CarMax Inc.	142,308	9,185
	Advance Auto Parts Inc.	55,092	8,628
	Tiffany & Co.	93,022	8,546
	Foot Locker Inc.	99,508	7,530
	Tractor Supply Co.	98,031	6,951
*	Burlington Stores Inc.	52,740	4,694
	Bed Bath & Beyond Inc.	113,568	4,588
	Gap Inc.	178,773	4,437
	Staples Inc.	486,248	4,371
	Dick's Sporting Goods Inc.	65,776	3,220
	Williams-Sonoma Inc.	62,618	3,043
	Signet Jewelers Ltd.	44,131	2,806
	CST Brands Inc.	56,665	2,727
*	AutoNation Inc.	52,729	2,420
*	Sally Beauty Holdings Inc.	108,031	2,363
	American Eagle Outfitters
	Inc.	129,077	2,046
*	Michaels Cos. Inc.	94,000	1,888
^	GameStop Corp. Class A	76,111	1,860
*	Murphy USA Inc.	28,830	1,836
*	Urban Outfitters Inc.	65,120	1,695
	Lithia Motors Inc. Class A	17,500	1,674
	Penske Automotive Group
	Inc.	31,852	1,602
*	Five Below Inc.	41,056	1,583
	Office Depot Inc.	375,159	1,564
*	Cabela's Inc.	33,083	1,550
	Monro Muffler Brake Inc.	24,233	1,393
	Children's Place Inc.	13,409	1,358
	Chico's FAS Inc.	91,648	1,327
	Aaron's Inc.	48,314	1,318
	Group 1 Automotive Inc.	15,992	1,242
	DSW Inc. Class A	52,973	1,114
*	Asbury Automotive Group
	Inc.	15,005	978
	Caleres Inc.	32,027	957
*	Genesco Inc.	15,326	893
^,* RH		27,100	825
*	Select Comfort Corp.	33,538	788
	Tailored Brands Inc.	32,739	757
	Abercrombie & Fitch Co.	50,647	606
	Guess? Inc.	47,387	602
*	Express Inc.	53,161	598
*	Ascena Retail Group Inc.	116,230	535
	Finish Line Inc. Class A	30,218	493
*	Hibbett Sports Inc.	16,448	485
*	Francesca's Holdings Corp.	28,267	480
	Cato Corp. Class A	18,720	468

			Market
			Value•
		Shares	($000)
	Sonic Automotive Inc.
	Class A	20,638	448
*	Tile Shop Holdings Inc.	24,978	440
*	MarineMax Inc.	19,333	435
^	Buckle Inc.	21,857	434
^	GNC Holdings Inc. Class A	51,331	426
	Barnes & Noble Inc.	43,418	425
	Pier 1 Imports Inc.	63,216	425
*	Lumber Liquidators Holdings
	Inc.	20,432	362
*	Vitamin Shoppe Inc.	16,561	353
	Rent-A-Center Inc.	40,104	348
*	Party City Holdco Inc.	22,811	330
	Haverty Furniture Cos. Inc.	12,817	297
*	Zumiez Inc.	13,857	283
*	Barnes & Noble Education
	Inc.	27,624	265
	Shoe Carnival Inc.	10,310	261
	Winmark Corp.	1,625	184
*	America's Car-Mart Inc.	5,758	183
*	Conn's Inc.	13,264	127
*	Kirkland's Inc.	10,128	114
*	Sportsman's Warehouse
	Holdings Inc.	23,216	113
*	Boot Barn Holdings Inc.	10,702	110
	Stein Mart Inc.	23,262	84
*	Container Store Group Inc.	12,879	54
^	Stage Stores Inc.	21,715	51
			421,549
Textiles, Apparel & Luxury Goods (5.4%)
	NIKE Inc. Class B	998,648	57,083
	VF Corp.	247,366	12,974
	Coach Inc.	209,627	7,985
	Hanesbrands Inc.	282,534	5,654
	PVH Corp.	59,905	5,487
*	Lululemon Athletica Inc.	81,994	5,351
*	Michael Kors Holdings Ltd.	122,725	4,480
	Ralph Lauren Corp. Class A	42,180	3,346
	Carter's Inc.	36,897	3,247
^,* Under Armour Inc. Class A		137,369	2,833
*	Under Armour Inc.	139,776	2,594
*	Skechers U. S. A. Inc.
	Class A	99,649	2,558
*	Kate Spade & Co.	95,838	2,287
	Wolverine World Wide Inc.	73,821	1,858
*	Steven Madden Ltd.	40,696	1,520
*	Deckers Outdoor Corp.	22,866	1,208
	Columbia Sportswear Co.	20,921	1,149
*	G-III Apparel Group Ltd.	30,625	788
	Oxford Industries Inc.	11,198	629
*	Fossil Group Inc.	32,176	608
*	Crocs Inc.	54,305	361
*	Unifi Inc.	11,617	317
	Movado Group Inc.	11,474	278
*	Iconix Brand Group Inc.	31,500	243
*	Sequential Brands Group Inc.	42,095	165
*	Vera Bradley Inc.	14,305	150
			125,153
Total Common Stocks
(Cost $2,106,453)			2,310,711

		Market
		Value•
	Shares	($000)

Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
[1,2] Vanguard Market
Liquidity Fund, 0.864%
(Cost $30,485)	304,825	30,485
Total Investments (101.3%)
(Cost $2,136,938)		2,341,196

		Amount
		($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard		165
Receivables for Investment Securities Sold		9,791
Receivables for Accrued Income		2,692
Receivables for Capital Shares Issued		369
Other Assets[2]		43
Total Other Assets		13,060
Liabilities
Payables for Investment Securities
Purchased		(9,867)
Collateral for Securities on Loan		(30,527)
Payables for Capital Shares Redeemed		(278)
Payables to Vanguard		(803)
Other Liabilities		(820)
Total Liabilities		(42,295)
Net Assets (100%)		2,311,961

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,146,988
Undistributed Net Investment Income	3,056
Accumulated Net Realized Losses	(42,341)
Unrealized Appreciation (Depreciation)	204,258
Net Assets	2,311,961

ETF Shares—Net Assets
Applicable to 15,652,548 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,126,329
Net Asset Value Per Share—
ETF Shares	$135.85

Admiral Shares—Net Assets
Applicable to 2,639,954 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	185,632
Net Asset Value Per Share—
Admiral Shares	$70.32

• See Note A in Notes toFinancial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $28,746,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes$30,527,000ofcollateralreceivedforsecurities onloan, ofwhich$43,000is heldincash.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	18,139
Interest [1]	1
Securities Lending—Net	429
Total Income	18,569
Expenses
The Vanguard Group—Note B
Investment Advisory Services	157
Management and Administrative—
ETF Shares	706
Management and Administrative—
Admiral Shares	61
Marketing and Distribution—
ETF Shares	76
Marketing and Distribution—
Admiral Shares	9
Custodian Fees	14
Shareholders' Reports—ETF Shares	61
Shareholders' Reports—Admiral Shares	2
Trustees' Fees and Expenses	1
Total Expenses	1,087
Net Investment Income	17,482
Realized Net Gain (Loss)
Investment Securities Sold[1]	25,728
Futures Contracts	(4)
Realized Net Gain (Loss)	25,724
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	131,633
Futures Contracts	10
Change in Unrealized Appreciation
(Depreciation)	131,643
Net Increase (Decrease) in Net Assets
Resulting from Operations	174,849
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,000 and $1,000, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,482	31,588
Realized Net Gain (Loss)	25,724	104,493
Change in Unrealized Appreciation (Depreciation)	131,643	(20,586)
Net Increase (Decrease) in Net Assets Resulting from Operations	174,849	115,495
Distributions
Net Investment Income
ETF Shares	(18,505)	(38,225)
Admiral Shares	(1,618)	(3,309)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(20,123)	(41,534)
Capital Share Transactions
ETF Shares	58,611	15,097
Admiral Shares	3,755	24,861
Net Increase (Decrease) from Capital Share Transactions	62,366	39,958
Total Increase (Decrease)	217,092	113,919
Net Assets
Beginning of Period	2,094,869	1,980,950
End of Period [1]	2,311,961	2,094,869
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,056,000 and $5,697,000.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$126.45	$120.80	$111.79	$93.38	$72.65	$60.29
Investment Operations
Net Investment Income	1.022	1.875	1.542	1.251	1.111	.936
Net Realized and Unrealized Gain (Loss)
on Investments	9.564	6.259	8.900	18.072	20.771	12.277
Total from Investment Operations	10.586	8.134	10.442	19.323	21.882	13.213
Distributions
Dividends from Net Investment Income	(1.186)	(2.484)	(1.432)	(. 913)	(1.152)	(. 853)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.186)	(2.484)	(1.432)	(. 913)	(1.152)	(. 853)
Net Asset Value, End of Period	$135.85	$126.45	$120.80	$111.79	$93.38	$72.65

Total Return	8.43%	6.84%	9.41%	20.75%	30.47%	22.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,126	$1,926	$1,842	$1,298	$1,018	$531
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.54%	1.31%	1.26%	1.44%	1.48%
Portfolio Turnover Rate[1]	8%	7%	6%	7%	6%	6%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$65.45	$62.53	$57.87	$48.34	$37.62	$31.22
Investment Operations
Net Investment Income	.530	.971	.805	.648	.579	.483
Net Realized and Unrealized Gain (Loss)
on Investments	4.956	3.239	4.595	9.361	10.741	6.356
Total from Investment Operations	5.486	4.210	5.400	10.009	11.320	6.839
Distributions
Dividends from Net Investment Income	(. 616)	(1.290)	(. 740)	(. 479)	(. 600)	(. 439)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 616)	(1.290)	(. 740)	(. 479)	(. 600)	(. 439)
Net Asset Value, End of Period	$70.32	$65.45	$62.53	$57.87	$48.34	$37.62

Total Return [1]	8.44%	6.83%	9.43%	20.77%	30.45%	22.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$186	$169	$139	$83	$63	$19
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.09%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.54%	1.32%	1.26%	1.44%	1.48%
Portfolio Turnover Rate[2]	8%	7%	6%	7%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may

13

Consumer Discretionary Index Fund

experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability forthese costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $165,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’sinvestments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,310,690	—	21
Temporary Cash Investments	30,485	—	—
Total	2,341,175	—	21

14

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $33,523,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $34,552,000 to offset future net capital gains. Of this amount, $9,625,000 is subject to expiration dates; $858,000 may be used to offset future net capital gains through August 31, 2017, $7,274,000 through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $24,927,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $2,136,938,000. Net unrealized appreciation of investment securities for tax purposes was $204,258,000, consisting of unrealized gains of $366,866,000 on securities that had risen in value since their purchase and $162,608,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2017, the fund purchased $268,825,000 of investment securities and sold $207,569,000 of investment securities, other than temporary cash investments. Purchases and sales include $163,519,000 and $124,454,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2017, such purchases and sales were $1,205,000 and $22,182,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	183,129	1,400	526,973	4,227
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(124,518)	(975)	(511,876)	(4,250)
Net Increase (Decrease)—ETF Shares	58,611	425	15,097	(23)
Admiral Shares
Issued	37,290	554	129,244	2,037
Issued in Lieu of Cash Distributions	1,447	22	2,970	47
Redeemed	(34,982)	(524)	(107,353)	(1,715)
Net Increase (Decrease)—Admiral Shares	3,755	52	24,861	369

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

15

Consumer Staples Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDC	VCSAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.41%	2.41%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	103	103	2,479
Median Market Cap	$93.3B	$93.3B	$57.6B
Price/Earnings Ratio	21.8x	21.8x	24.7x
Price/Book Ratio	5.0x	5.0x	3.0x
Return on Equity	21.0%	21.0%	16.5%
Earnings Growth Rate	4.8%	4.8%	7.6%
Dividend Yield	2.5%	2.5%	1.9%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.37
Beta	1.00	0.56
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.8%
Brewers	1.1
Distillers & Vintners	1.9
Drug Retail	7.6
Food Distributors	1.8
Food Retail	2.8
Household Products	18.6
Hypermarkets & Super Centers	8.8
Packaged Foods & Meats	18.6
Personal Products	2.5
Soft Drinks	16.7
Tobacco	16.8

Ten Largest Holdings (% of total net assets)

Procter & Gamble Co.	Household Products	10.8%
Coca-Cola Co.	Soft Drinks	7.8
Philip Morris
International Inc.	Tobacco	7.6
PepsiCo Inc.	Soft Drinks	7.1
Altria Group Inc.	Tobacco	6.4
Wal-Mart Stores Inc.	Hypermarkets
	& Super Centers	4.9
Costco Wholesale	Hypermarkets
Corp.	& Super Centers	3.8
CVS Health Corp.	Drug Retail	3.7
Walgreens Boots
Alliance Inc.	Drug Retail	3.6
Mondelez	Packaged Foods
International Inc.	& Meats	3.3
Top Ten		59.0%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

16

Consumer Staples IndexFund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than
theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		6.30%	13.15%	10.22%
Net Asset Value		6.31	13.15	10.22
Admiral Shares	1/30/2004	6.30	13.17	10.21

See Financial Highlights for dividend and capital gains information.

17

Consumer Staples IndexFund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (19.7%)
	Coca-Cola Co.	7,933,307	332,882
	PepsiCo Inc.	2,764,215	305,114
	Constellation Brands Inc.
	Class A	364,744	57,925
	Molson Coors Brewing Co.
	Class B	404,064	40,564
	Dr Pepper Snapple Group
	Inc.	411,086	38,412
*	Monster Beverage Corp.	861,373	35,695
	Brown-Forman Corp.
	Class B	507,592	24,750
*	Boston Beer Co. Inc.
	Class A	27,388	4,345
	Coca-Cola Bottling Co.
	Consolidated	19,992	3,440
	National Beverage Corp.	4,062	237
	MGP Ingredients Inc.	4,290	190
			843,554
Food & Staples Retailing (21.0%)
	Wal-Mart Stores Inc.	2,945,387	208,916
	Costco Wholesale Corp.	910,374	161,300
	CVS Health Corp.	1,945,575	156,774
	Walgreens Boots Alliance
	Inc.	1,809,741	156,325
	Kroger Co.	1,954,852	62,164
	Sysco Corp.	1,139,786	60,090
	Whole Foods Market Inc.	756,382	23,198
*	Rite Aid Corp.	2,311,360	13,868
	Casey’s General Stores
	Inc.	95,706	10,966
*	Sprouts Farmers Market
	Inc.	373,749	6,899
*	United Natural Foods Inc.	143,992	6,199
	SpartanNash Co.	158,559	5,534
	PriceSmart Inc.	59,303	5,242
	Andersons Inc.	110,043	4,352
	Weis Markets Inc.	68,745	4,125
	Ingles Markets Inc.
	Class A	57,627	2,700
*	SUPERVALU Inc.	692,738	2,619
	Village Super Market Inc.
	Class A	85,802	2,541
*	Smart & Final Stores Inc.	166,508	2,323
*	Chefs’ Warehouse Inc.	139,323	1,951
*	Natural Grocers by Vitamin
	Cottage Inc.	110,669	1,336
*	Performance Food Group
	Co.	20,041	473
*	US Foods Holding Corp.	15,951	439
			900,334

Food Products (21.3%)
	Mondelez International Inc.
	Class A	3,270,215	143,628
	Kraft Heinz Co.	1,251,232	114,500
	General Mills Inc.	1,258,571	75,980
	Archer-Daniels-Midland
	Co.	1,266,954	59,509
	Kellogg Co.	569,669	42,195
	Tyson Foods Inc. Class A	655,381	41,001
	Conagra Brands Inc.	918,986	37,871
	Mead Johnson Nutrition
	Co.	420,119	36,882
	Hershey Co.	325,718	35,292
	JM Smucker Co.	247,781	35,118
	Bunge Ltd.	321,695	26,331
	McCormick & Co. Inc.	258,825	25,474
	Campbell Soup Co.	416,841	24,740
	Hormel Foods Corp.	645,588	22,757
*	WhiteWave Foods Co.
	Class A	404,928	22,303
	Ingredion Inc.	164,622	19,901
	Pinnacle Foods Inc.	269,949	15,422
*	Post Holdings Inc.	152,007	12,445
	Lamb Weston Holdings Inc.	306,522	12,013
*	TreeHouse Foods Inc.	139,386	11,859
	Snyder’s-Lance Inc.	240,188	9,507
^	Flowers Foods Inc.	464,553	8,947
*	Hain Celestial Group Inc.	251,080	8,883
	B&G Foods Inc.	193,054	8,205
	Lancaster Colony Corp.	55,209	7,277
*	Darling Ingredients Inc.	515,083	6,701
	Fresh Del Monte Produce
	Inc.	111,354	6,444
^	Sanderson Farms Inc.	66,617	6,331
	J&J Snack Foods Corp.	46,463	6,217
	Dean Foods Co.	290,870	5,305
^	Pilgrim’s Pride Corp.	222,152	4,527
^	Tootsie Roll Industries Inc.	98,174	3,843
^	Cal-Maine Foods Inc.	95,406	3,621
	Calavo Growers Inc.	63,784	3,597
*	Seneca Foods Corp.
	Class A	79,654	2,991
*	Farmer Brothers Co.	79,594	2,601
*	Landec Corp.	198,621	2,503
^,* Freshpet Inc.		245,120	2,476
*	Blue Buffalo Pet Products
	Inc.	14,525	355
	John B Sanfilippo
	& Son Inc.	4,990	306
	Omega Protein Corp.	8,842	225
^,*	Amplify Snack Brands Inc.	22,393	224
			916,307

Household Products (18.7%)
	Procter & Gamble Co.	5,080,317	462,664
	Colgate-Palmolive Co.	1,776,852	129,675
	Kimberly-Clark Corp.	760,365	100,786
	Clorox Co.	277,823	38,009
	Church & Dwight Co. Inc.	578,054	28,810
	Spectrum Brands Holdings
	Inc.	74,234	10,075
	Energizer Holdings Inc.	180,652	9,911
	HRG Group Inc.	317,547	5,836
*	Central Garden & Pet Co.
	Class A	172,664	5,517
	WD-40 Co.	48,041	5,280
*	Central Garden & Pet Co.	118,876	4,012
			800,575
Personal Products (2.5%)
	Estee Lauder Cos. Inc.
	Class A	483,390	40,049
	Coty Inc. Class A	1,079,178	20,267
*	Edgewell Personal Care
	Co.	149,702	11,054
^,*	Herbalife Ltd.	173,676	9,811
^	Nu Skin Enterprises Inc.
	Class A	165,294	8,189
*	Avon Products Inc.	1,410,653	6,207
	Inter Parfums Inc.	101,942	3,527
	Medifast Inc.	77,049	3,455
*	Revlon Inc. Class A	93,246	3,133
*	USANA Health Sciences
	Inc.	51,267	2,976
^	Natural Health Trends Corp.	8,172	227
			108,895
Tobacco (16.8%)
	Philip Morris International
	Inc.	2,966,984	324,440
	Altria Group Inc.	3,690,786	276,514
	Reynolds American Inc.	1,794,888	110,511
	Vector Group Ltd.	274,499	6,253
	Universal Corp.	76,397	5,172
			722,890
Total Common Stocks
(Cost $3,673,301)			4,292,555
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.864%
	(Cost $12,128)	121,279	12,129
Total Investments (100.3%)
(Cost $3,685,429)			4,304,684

18

Consumer Staples IndexFund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	290
Receivables for Investment Securities Sold	2,609
Receivables for Accrued Income	3,323
Receivables for Capital Shares Issued	1,107
Total Other Assets	7,329
Liabilities
Payables for Investment Securities
Purchased	(2,733)
Collateral for Securities on Loan	(12,128)
Payables for Capital Shares Redeemed	(1,068)
Payables to Vanguard	(1,515)
Other Liabilities	(1,309)
Total Liabilities	(18,753)
Net Assets (100%)	4,293,260

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,688,193
Undistributed Net Investment Income	9,177
Accumulated Net Realized Losses	(23,365)
Unrealized Appreciation (Depreciation)	619,255
Net Assets	4,293,260

ETF Shares—Net Assets
Applicable to 25,182,575 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,570,725
Net Asset Value Per Share—
ETF Shares	$141.79

Admiral Shares—Net Assets
Applicable to 10,334,766 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	722,535
Net Asset Value Per Share—
Admiral Shares	$69.91

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,718,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $12,128,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Consumer Staples IndexFund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	47,961
Interest [1]	3
Securities Lending—Net	588
Total Income	48,552
Expenses
The Vanguard Group—Note B
Investment Advisory Services	283
Management and Administrative—
ETF Shares	1,252
Management and Administrative—
Admiral Shares	258
Marketing and Distribution—
ETF Shares	114
Marketing and Distribution—
Admiral Shares	37
Custodian Fees	27
Shareholders’ Reports—ETF Shares	100
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	2,085
Net Investment Income	46,467
Realized Net Gain (Loss)
Investment Securities Sold[1]	90,082
Futures Contracts	(31)
Realized Net Gain (Loss)	90,051
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(31,301)
Futures Contracts	28
Change in Unrealized Appreciation
(Depreciation)	(31,273)
Net Increase (Decrease) in Net Assets
Resulting from Operations	105,245
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,000 and $1,000, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,467	84,850
Realized Net Gain (Loss)	90,051	117,518
Change in Unrealized Appreciation (Depreciation)	(31,273)	319,186
Net Increase (Decrease) in Net Assets Resulting from Operations	105,245	521,554
Distributions
Net Investment Income
ETF Shares	(45,515)	(98,108)
Admiral Shares	(9,418)	(14,792)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(54,933)	(112,900)
Capital Share Transactions
ETF Shares	10,888	774,804
Admiral Shares	(13,586)	349,687
Net Increase (Decrease) from Capital Share Transactions	(2,698)	1,124,491
Total Increase (Decrease)	47,614	1,533,145
Net Assets
Beginning of Period	4,245,646	2,712,501
End of Period [1]	4,293,260	4,245,646
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,177,000 and $17,643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Consumer Staples IndexFund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$139.97	$123.72	$117.12	$101.97	$90.12	$78.96
Investment Operations
Net Investment Income	1.534	3.189	2.903	2.602	2.606	2.180
Net Realized and Unrealized Gain (Loss)
on Investments	2.098	17.752	6.114	14.976	11.835	10.874
Total from Investment Operations	3.632	20.941	9.017	17.578	14.441	13.054
Distributions
Dividends from Net Investment Income	(1.812)	(4.691)	(2.417)	(2.428)	(2.591)	(1.894)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.812)	(4.691)	(2.417)	(2.428)	(2.591)	(1.894)
Net Asset Value, End of Period	$141.79	$139.97	$123.72	$117.12	$101.97	$90.12

Total Return	2.67%	17.36%	7.67%	17.42%	16.43%	16.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,571	$3,518	$2,393	$1,936	$1,481	$1,110
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.50%	2.53%	2.52%	2.80%	2.80%
Portfolio Turnover Rate[1]	3%	6%	6%	5%	10%	7%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples IndexFund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$69.02	$61.01	$57.74	$50.28	$44.44	$38.94
Investment Operations
Net Investment Income	.756	1.575	1.431	1.281	1.287	1.077
Net Realized and Unrealized Gain (Loss)
on Investments	1.029	8.752	3.025	7.379	5.832	5.357
Total from Investment Operations	1.785	10.327	4.456	8.660	7.119	6.434
Distributions
Dividends from Net Investment Income	(. 895)	(2.317)	(1.186)	(1.200)	(1.279)	(. 934)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 895)	(2.317)	(1.186)	(1.200)	(1.279)	(. 934)
Net Asset Value, End of Period	$69.91	$69.02	$61.01	$57.74	$50.28	$44.44

Total Return [1]	2.65%	17.37%	7.73%	17.41%	16.44%	16.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$723	$728	$319	$218	$175	$105
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.50%	2.53%	2.52%	2.80%	2.80%
Portfolio Turnover Rate[2]	3%	6%	6%	5%	10%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples IndexFund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy),

Consumer Staples IndexFund

the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability forthese costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $290,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Consumer Staples IndexFund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $89,035,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $24,410,000 to offset future net capital gains. Of this amount, $5,537,000 is subject to expiration on August 31, 2018. Capital losses of $18,873,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $3,685,429,000. Net unrealized appreciation of investment securities for tax purposes was $619,255,000, consisting of unrealized gains of $643,977,000 on securities that had risen in value since their purchase and $24,722,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2017, the fund purchased $290,705,000 of investment securities and sold $297,321,000 of investment securities, other than temporary cash investments. Purchases and sales include $199,183,000 and $236,019,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	247,076	1,802	1,104,521	8,312
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(236,188)	(1,750)	(329,717)	(2,525)
Net Increase (Decrease)—ETF Shares	10,888	52	774,804	5,787
Admiral Shares
Issued	176,333	2,645	482,450	7,328
Issued in Lieu of Cash Distributions	8,384	126	13,091	207
Redeemed	(198,303)	(2,984)	(145,854)	(2,219)
Net Increase (Decrease)—Admiral Shares	(13,586)	(213)	349,687	5,316

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDE	VENAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.41%	2.41%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	130	131	2,479
Median Market Cap	$53.4B	$50.1B	$57.6B
Price/Earnings Ratio	-107.3x	-112.7x	24.7x
Price/Book Ratio	2.0x	2.0x	3.0x
Return on Equity	8.1%	8.0%	16.5%
Earnings Growth Rate	-26.7%	-25.8%	7.6%
Dividend Yield	2.5%	2.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Short-Term Reserves	-0.3%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.31
Beta	0.99	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels	0.2%
Integrated Oil & Gas	38.9
Oil & Gas Drilling	2.1
Oil & Gas Equipment & Services	16.4
Oil & Gas Exploration & Production	27.6
Oil & Gas Refining & Marketing	7.9
Oil & Gas Storage & Transportation	6.9

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	21.6%
Chevron Corp.	Integrated Oil & Gas	13.8
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	7.3
ConocoPhillips	Oil & Gas Exploration
	& Production	3.8
EOG Resources	Oil & Gas Exploration
Inc.	& Production	3.7
Occidental
Petroleum Corp.	Integrated Oil & Gas	3.3
Halliburton Co.	Oil & Gas Equipment
	& Services	3.0
Kinder Morgan Inc. Oil & Gas Storage
	& Transportation	2.6
Phillips 66	Oil & Gas Refining
	& Marketing	2.4
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.4
Top Ten		63.9%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		28.93%	3.02%	3.98%
Net Asset Value		28.96	3.03	3.98
Admiral Shares	10/7/2004	28.94	3.04	3.97

See Financial Highlights for dividend and capital gains information

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%) [1]
Energy Equipment & Services (18.5%)
	Oil & Gas Drilling (2.1%)
^	Helmerich & Payne Inc.	361,561	24,720
*	Transocean Ltd.	1,199,770	16,581
	Patterson-UTI Energy Inc.	548,023	15,136
	Nabors Industries Ltd.	947,261	13,868
	Ensco plc Class A	1,012,706	9,864
*	Rowan Cos. plc Class A	398,125	7,214
	Noble Corp. plc	812,460	5,427
*	Unit Corp.	171,909	4,665
^,* Diamond Offshore Drilling
	Inc.	229,015	3,857
*	Atwood Oceanics Inc.	248,450	2,611
*	Pioneer Energy Services
	Corp.	356,974	1,874
*	Parker Drilling Co.	633,127	1,203

	Oil & Gas Equipment & Services (16.4%)
	Schlumberger Ltd.	4,652,271	373,856
	Halliburton Co.	2,890,682	154,536
	Baker Hughes Inc.	1,342,752	80,941
	National Oilwell Varco Inc.	1,262,064	51,013
*	TechnipFMC plc	1,481,202	47,872
*	Weatherford International
	plc	3,117,707	17,646
^	Core Laboratories NV	147,368	16,862
	US Silica Holdings Inc.	266,090	13,456
	Oceaneering International
	Inc.	327,675	9,280
*	Superior Energy Services
	Inc.	506,994	8,365
*	Dril-Quip Inc.	125,480	7,698
*	Oil States International Inc.	171,612	6,315
*	McDermott International
	Inc.	806,137	5,933
*	Fairmount Santrol Holdings
	Inc.	483,709	4,586
^	RPC Inc.	217,853	4,357
*	Forum Energy
	Technologies Inc.	198,450	4,306
*	Exterran Corp.	130,312	3,967
*	Helix Energy Solutions
	Group Inc.	457,705	3,781
*	SEACOR Holdings Inc.	54,902	3,780
	Archrock Inc.	220,730	3,013
*	Newpark Resources Inc.	312,430	2,406
^	Frank’s International NV	185,778	2,266
*	TETRA Technologies Inc.	424,718	1,907
	Bristow Group Inc.	111,093	1,745
*	Tesco Corp.	182,698	1,526
*	Matrix Service Co.	93,691	1,518
^,* CARBO Ceramics Inc.		111,427	1,430
*	Era Group Inc.	71,975	992
*	RigNet Inc.	49,165	868
*	PHI Inc.	49,774	721

^,* Hornbeck OffshoreServices
	Inc.	158,381	711
^,* Tidewater Inc.		242,408	330
			945,003
Oil, Gas & Consumable Fuels (81.2%)
	Coal & Consumable Fuels (0.2%)
*	CONSOL Energy Inc.	613,447	9,551
*	Westmoreland Coal Co.	51,933	750

	Integrated Oil & Gas (38.7%)
	Exxon Mobil Corp.	13,581,231	1,104,426
	Chevron Corp.	6,290,563	707,688
	Occidental Petroleum
	Corp.	2,555,326	167,502

	Oil & Gas Exploration & Production (27.5%)
	ConocoPhillips	4,143,139	197,089
	EOG Resources Inc.	1,928,015	186,998
	Anadarko Petroleum Corp.		120,822
	Pioneer Natural Resources	1,868,866
	Co.	567,658	105,567
	Devon Energy Corp.	1,575,699	68,322
	Apache Corp.	1,268,715	66,722
*	Concho Resources Inc.	488,431	64,693
	Noble Energy Inc.	1,436,740	52,312
	Hess Corp.	952,900	49,017
	Marathon Oil Corp.	2,830,356	45,286
	Cimarex Energy Co.	317,429	39,907
	EQT Corp.	577,489	34,586
	Cabot Oil & Gas Corp.	1,552,864	34,008
*	Diamondback Energy Inc.	295,991	29,854
*	Newfield Exploration Co.	664,872	24,241
*	Parsley Energy Inc.
	Class A	725,049	22,034
	Range Resources Corp.	619,602	17,113
*	Energen Corp.	324,446	17,033
*	WPX Energy Inc.	1,301,880	16,794
	Murphy Oil Corp.	546,826	15,470
^,*	Chesapeake Energy Corp.	2,672,606	14,566
*	Continental Resources Inc.	312,930	14,144
*	RSP Permian Inc.	339,472	13,406
*	PDC Energy Inc.	188,023	12,709
*	Antero Resources Corp.	525,911	12,611
*	Southwestern Energy Co.	1,655,261	12,431
*	QEP Resources Inc.	800,663	11,017
*	Oasis Petroleum Inc.	750,525	10,627
*	Whiting Petroleum Corp.	951,456	10,323
*	Rice Energy Inc.	541,793	10,104
*	Gulfport Energy Corp.	516,289	8,953
*	Callon Petroleum Co.	671,745	8,477
	SM Energy Co.	321,993	7,937
*	Laredo Petroleum Inc.	525,452	7,267
*	Matador Resources Co.	299,172	7,201
*	Carrizo Oil & Gas Inc.	206,702	6,728
^,* Synergy Resources Corp.		636,573	5,201
*	Kosmos Energy Ltd.	645,385	3,963

^,* Denbury Resources Inc.		1,330,895	3,607
*	Gran Tierra Energy Inc.	1,305,625	3,499
*	Sanchez Energy Corp.	231,347	2,661
^,* California Resources Corp.		137,462	2,456
*	Clayton Williams Energy
	Inc.	17,458	2,363
*	Ring Energy Inc.	166,711	2,061
*	Resolute Energy Corp.	39,455	1,837
*	Bill Barrett Corp.	245,598	1,353
^,* Northern Oil and Gas Inc.		332,718	998
*	Eclipse Resources Corp.	410,829	887
*	W&T Offshore Inc.	352,013	884
*	Cobalt International Energy
	Inc.	1,159,763	823
^,* Jones Energy Inc. Class A		215,649	690
*	Contango Oil & Gas Co.	86,484	642
*	EXCO Resources Inc.	868,075	484

	Oil & Gas Refining & Marketing (7.9%)
	Phillips 66	1,567,331	122,550
	Valero Energy Corp.	1,513,292	102,828
	Marathon Petroleum Corp. 1,764,751		87,532
	Tesoro Corp.	390,759	33,289
	HollyFrontier Corp.	560,477	16,411
	Western Refining Inc.	289,891	10,587
	PBF Energy Inc. Class A	361,349	8,849
	World Fuel Services Corp.	235,433	8,516
	Delek US Holdings Inc.	165,227	3,977
	Green Plains Inc.	121,683	3,048
*	REX American Resources
	Corp.	19,597	1,631
^	CVR Energy Inc.	57,789	1,324
*	Par Pacific Holdings Inc.	80,251	1,172
	Alon USA Energy Inc.	95,174	1,157
*	Clean Energy Fuels Corp.	403,946	990
*	Renewable Energy Group
	Inc.	109,596	975

	Oil & Gas Storage & Transportation (6.9%)
	Kinder Morgan Inc.	6,344,846	135,209
	Williams Cos. Inc.	2,728,413	77,323
	ONEOK Inc.	703,771	38,039
	Targa Resources Corp.	604,899	34,177
*	Cheniere Energy Inc.	667,713	32,084
	Plains GP Holdings LP
	Class A	475,854	15,641
	SemGroup Corp. Class A	220,802	7,761
^	Tallgrass Energy GP LP
	Class A	174,545	4,959
*	Enbridge Energy
	Management LLC	223,858	3,895
	EnLink Midstream LLC	180,273	3,461
*	Gener8 Maritime Inc.	156,498	764
*	International Seaways Inc.	35,269	661
			4,159,505
Total Common Stocks
(Cost $5,625,573)			5,104,508

Energy Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.8%) [1]
Money Market Fund (0.8%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%
(Cost $40,451)	404,494	40,453
Total Investments (100.5%)
(Cost $5,666,024)		5,144,961

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		379
Receivables for Investment Securities Sold		157,296
Receivables for Accrued Income		25,255
Receivables for Capital Shares Issued		8,435
Other Assets		6
Total Other Assets		191,371
Liabilities
Payables for Investment Securities
Purchased		(147,545)
Collateral for Securities on Loan		(40,449)
Payables for Capital Shares Redeemed		(1,946)
Payables to Vanguard		(2,426)
Other Liabilities		(22,596)
Total Liabilities		(214,962)
Net Assets (100%)		5,121,370

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,105,509
Undistributed Net Investment Income	24,970
Accumulated Net Realized Losses	(488,053)
Unrealized Appreciation(Depreciation)
Investment Securities	(521,063)
Futures Contracts	7
Net Assets	5,121,370

ETF Shares—Net Assets
Applicable to 42,614,518 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,191,318
Net Asset Value Per Share—
ETF Shares	$98.35

Admiral Shares—Net Assets
Applicable to 18,930,026 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	930,052
Net Asset Value Per Share—
Admiral Shares	$49.13

• See Note A in Notes toFinancial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $38,566,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $40,449,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	64,764
Interest [1]	6
Securities Lending—Net	321
Total Income	65,091
Expenses
The Vanguard Group—Note B
Investment Advisory Services	363
Management and Administrative—
ETF Shares	1,406
Management and Administrative—
Admiral Shares	334
Marketing and Distribution—
ETF Shares	159
Marketing and Distribution—
Admiral Shares	51
Custodian Fees	33
Shareholders’ Reports—ETF Shares	168
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	2
Total Expenses	2,530
Net Investment Income	62,561
Realized Net Gain (Loss) on
Investment Securities Sold [1]	(37,384)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	191,150
Futures Contracts	7
Change in Unrealized Appreciation
(Depreciation)	191,157
Net Increase (Decrease) in Net Assets
Resulting from Operations	216,334
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $5,000 and $2,000, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,561	129,797
Realized Net Gain (Loss)	(37,384)	(152,029)
Change in Unrealized Appreciation (Depreciation)	191,157	275,863
Net Increase (Decrease) in Net Assets Resulting from Operations	216,334	253,631
Distributions
Net Investment Income
ETF Shares	(49,909)	(161,400)
Admiral Shares	(11,285)	(32,917)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(61,194)	(194,317)
Capital Share Transactions
ETF Shares	123,740	192,098
Admiral Shares	4,659	117,493
Net Increase (Decrease) from Capital Share Transactions	128,399	309,591
Total Increase (Decrease)	283,539	368,905
Net Assets
Beginning of Period	4,837,831	4,468,926
End of Period [1]	5,121,370	4,837,831
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,970,000 and $23,603,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$95.06	$93.86	$142.26	$116.47	$103.35	$100.41
Investment Operations
Net Investment Income	1.211	2.470	2.953[1]	2.329	2.215	1.827
Net Realized and Unrealized Gain (Loss)
on Investments	3.274	2.587	(49.144)	25.655	12.899	2.731
Total from Investment Operations	4.485	5.057	(46.191)	27.984	15.114	4.558
Distributions
Dividends from Net Investment Income	(1.195)	(3.857)	(2.209)	(2.194)	(1.994)	(1.618)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.195)	(3.857)	(2.209)	(2.194)	(1.994)	(1.618)
Net Asset Value, End of Period	$98.35	$95.06	$93.86	$142.26	$116.47	$103.35

Total Return	4.73%	5.82%	-32.70%	24.31%	14.85%	4.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,191	$3,944	$3,736	$3,467	$2,255	$1,917
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.86%	2.65%	1.98%	2.02%	1.81%
Portfolio Turnover Rate[2]	12%	15%	4%	4%	9%	12%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$47.49	$46.89	$71.06	$58.18	$51.63	$50.17
Investment Operations
Net Investment Income	.604	1.234	1.495[1]	1.164	1.108	.913
Net Realized and Unrealized Gain (Loss)
on Investments	1.633	1.293	(24.561)	12.815	6.439	1.358
Total from Investment Operations	2.237	2.527	(23.066)	13.979	7.547	2.271
Distributions
Dividends from Net Investment Income	(. 597)	(1.927)	(1.104)	(1.099)	(. 997)	(.811)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 597)	(1.927)	(1.104)	(1.099)	(. 997)	(.811)
Net Asset Value, End of Period	$49.13	$47.49	$46.89	$71.06	$58.18	$51.63

Total Return [2]	4.70%	5.83%	-32.66%	24.32%	14.86%	4.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$930	$894	$733	$575	$460	$254
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.86%	2.65%	1.98%	2.02%	1.81%
Portfolio Turnover Rate[3]	12%	15%	4%	4%	9%	12%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Energy Index Fund

represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $379,000, representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	150	17,721	7

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Energy Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $42,497,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $408,172,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $339,888,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $5,666,024,000. Net unrealized depreciation of investment securities for tax purposes was $521,063,000, consisting of unrealized gains of $236,868,000 on securities that had risen in value since their purchase and $757,931,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $625,944,000 of investment securities and sold $514,642,000 of investment securities, other than temporary cash investments. Purchases and sales include $265,018,000 and $208,297,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	332,643	3,277	1,239,731	14,359
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(208,903)	(2,150)	(1,047,633)	(12,675)
Net Increase (Decrease)—ETF Shares	123,740	1,127	192,098	1,684
Admiral Shares
Issued	137,154	2,732	385,314	9,176
Issued in Lieu of Cash Distributions	10,116	204	30,038	689
Redeemed	(142,611)	(2,835)	(297,859)	(6,669)
Net Increase (Decrease)—Admiral Shares	4,659	101	117,493	3,196

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VFH	VFAIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.69%	1.71%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	399	398	2,479
Median Market Cap	$57.6B	$57.6B	$57.6B
Price/Earnings Ratio	17.0x	17.0x	24.7x
Price/Book Ratio	1.4x	1.5x	3.0x
Return on Equity	10.5%	10.5%	16.5%
Earnings Growth Rate	11.2%	11.2%	7.6%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.69
Beta	1.00	1.11
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.0%
Consumer Finance	5.4
Diversified Banks	30.8
Financial Exchanges & Data	4.6
Insurance Brokers	2.8
Investment Banking & Brokerage	6.9
Life & Health Insurance	5.3
Mortgage REITs	1.6
Multi-line Insurance	3.2
Multi-Sector Holdings	6.1
Property & Casualty Insurance	7.8
Regional Banks	15.5
Reinsurance	1.4
Thrifts & Mortgage Finance	1.4
Other Financials	0.2

Ten Largest Holdings (% of total net assets)

JPMorgan
Chase & Co.	Diversified Banks	8.9%
Wells Fargo & Co.	Diversified Banks	7.6
Bank of America
Corp.	Diversified Banks	6.8
Berkshire
Hathaway Inc.
Class B	Multi-Sector Holdings	5.8
Citigroup Inc.	Diversified Banks	4.7
US Bancorp	Diversified Banks	2.6
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.4
American
International
Group Inc.	Multi-line Insurance	1.8
Chubb Ltd.	Property & Casualty
	Insurance	1.8
Morgan Stanley	Investment Banking
	& Brokerage	1.8
Top Ten		44.2%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.

Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		24.75%	18.89%	1.18%
Net Asset Value		24.69	18.89	1.20
Admiral Shares	2/4/2004	24.68	18.90	1.19

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Banks (46.4%)
	JPMorgan Chase & Co.	6,146,910	557,033
	Wells Fargo & Co.	8,195,874	474,377
	Bank of America Corp.	17,358,998	428,420
	Citigroup Inc.	4,895,852	292,821
	US Bancorp	2,919,870	160,593
	PNC Financial Services
	Group Inc.	835,771	106,335
	BB&T Corp.	1,394,129	67,225
	SunTrust Banks Inc.	843,316	50,169
	M&T Bank Corp.	239,797	40,039
	Fifth Third Bancorp	1,298,681	35,636
	KeyCorp	1,855,964	34,836
	Citizens Financial Group
	Inc.	879,790	32,878
	Regions Financial Corp.	2,114,240	32,284
	Huntington Bancshares
	Inc.	1,862,874	26,341
	First Republic Bank	264,765	24,843
	Comerica Inc.	296,196	21,113
*	SVB Financial Group	89,520	17,088
	Zions Bancorporation	349,799	15,706
	CIT Group Inc.	347,080	14,890
*	Signature Bank	92,231	14,527
	East West Bancorp Inc.	247,622	13,401
	PacWest Bancorp	196,313	10,817
	People’s United Financial
	Inc.	534,769	10,268
	Bank of the Ozarks Inc.	176,931	9,683
	Commerce Bancshares Inc.	156,725	9,250
	Cullen/Frost Bankers Inc.	97,335	9,001
	Synovus Financial Corp.	210,430	8,884
	Webster Financial Corp.	157,613	8,658
	Prosperity Bancshares Inc.	113,392	8,452
*	Western Alliance Bancorp	162,470	8,390
	First Horizon National Corp.	400,575	7,987
	Popular Inc.	178,299	7,856
	Investors Bancorp Inc.	531,231	7,772
*	Texas Capital Bancshares
	Inc.	84,262	7,512
	PrivateBancorp Inc.	130,074	7,362
	Umpqua Holdings Corp.	378,163	7,113
	BankUnited Inc.	178,923	7,091
	Hancock Holding Co.	143,026	6,787
	Associated Banc-Corp	258,462	6,655
	Wintrust Financial Corp.	89,005	6,560
	Chemical Financial Corp.	121,233	6,458
	IBERIABANK Corp.	76,135	6,452
	United Bankshares Inc.	139,275	6,233
	Bank of Hawaii Corp.	73,326	6,193
	MB Financial Inc.	136,311	6,137
	Home BancShares Inc.	217,139	6,110
	UMB Financial Corp.	72,421	5,708
	Fulton Financial Corp.	297,584	5,691
	FNB Corp.	361,477	5,628

	Pinnacle Financial Partners
	Inc.	80,453	5,583
	Sterling Bancorp	220,562	5,459
	Valley National Bancorp	415,317	5,137
	Cathay General Bancorp	128,780	5,058
	TCF Financial Corp.	279,306	4,860
	Glacier Bancorp Inc.	131,455	4,853
	Hope Bancorp Inc.	220,646	4,722
	Community Bank System
	Inc.	76,256	4,530
	BancorpSouth Inc.	144,982	4,494
	First Citizens BancShares
	Inc. Class A	12,286	4,377
	Great Western Bancorp
	Inc.	100,846	4,310
	South State Corp.	47,714	4,270
	CVB Financial Corp.	176,452	4,191
	Old National Bancorp	220,275	4,042
	First Financial Bankshares
	Inc.	90,761	3,994
	Columbia Banking System
	Inc.	99,843	3,983
	Hilltop Holdings Inc.	135,423	3,843
	Trustmark Corp.	116,184	3,839
	International Bancshares
	Corp.	96,329	3,665
	First Midwest Bancorp Inc.	139,738	3,414
	United Community Banks
	Inc.	115,946	3,350
	LegacyTexas Financial
	Group Inc.	77,986	3,321
*	Eagle Bancorp Inc.	52,103	3,243
	ServisFirst Bancshares Inc.	76,845	3,194
	Towne Bank	96,465	3,140
	NBT Bancorp Inc.	74,321	3,001
	Renasant Corp.	72,371	2,970
	First Financial Bancorp	106,928	2,967
	Independent Bank Corp.	45,454	2,955
*	FCB Financial Holdings Inc.
	Class A	59,766	2,905
	WesBanco Inc.	71,905	2,902
	BNC Bancorp	80,684	2,901
	BOK Financial Corp.	34,089	2,811
	Simmons First National
	Corp. Class A	48,357	2,781
	Ameris Bancorp	57,277	2,766
	Union Bankshares Corp.	74,832	2,713
	First Merchants Corp.	66,938	2,686
	Westamerica
	Bancorporation	44,374	2,567
	Yadkin Financial Corp.	75,898	2,547
	Boston Private Financial
	Holdings Inc.	142,737	2,455
	Park National Corp.	22,393	2,406
	CenterState Banks Inc.	87,290	2,157
	S&T Bancorp Inc.	59,758	2,127

	First Commonwealth
	Financial Corp.	152,477	2,124
	Capital Bank Financial Corp.	48,839	1,993
	Tompkins Financial Corp.	21,996	1,974
	Lakeland Financial Corp.	43,435	1,972
	Brookline Bancorp Inc.	120,959	1,917
*	Pacific Premier Bancorp Inc.	47,556	1,902
	Berkshire Hills Bancorp Inc.	53,399	1,888
	Heartland Financial USA Inc.	37,912	1,879
	Hanmi Financial Corp.	55,874	1,866
*	First BanCorp	281,112	1,794
	Sandy Spring Bancorp Inc.	41,396	1,783
	Cardinal Financial Corp.	56,374	1,761
	City Holding Co.	25,796	1,690
	Banner Corp.	28,957	1,683
*	Customers Bancorp Inc.	48,899	1,679
	Central Pacific Financial
	Corp.	52,970	1,673
	Stock Yards Bancorp Inc.	37,032	1,637
	Southside Bancshares Inc.	46,430	1,636
	State Bank Financial Corp.	59,950	1,626
	First Busey Corp.	52,362	1,619
	First Interstate BancSystem
	Inc. Class A	35,126	1,540
	Enterprise Financial Services
	Corp.	34,206	1,503
	National Bank Holdings Corp.
	Class A	44,531	1,469
	Lakeland Bancorp Inc.	72,634	1,431
	Banc of California Inc.	72,408	1,408
*	Seacoast Banking Corp. of
	Florida	58,984	1,370
	MainSource Financial Group
	Inc.	39,696	1,360
	1st Source Corp.	29,056	1,357
	Washington Trust Bancorp
	Inc.	24,980	1,354
	Flushing Financial Corp.	46,633	1,303
	Heritage Financial Corp.	51,982	1,300
	TriCo Bancshares	35,148	1,277
	ConnectOne Bancorp Inc.	49,682	1,247
	Community Trust Bancorp
	Inc.	27,143	1,246
	Univest Corp. of
	Pennsylvania	43,842	1,221
	Independent Bank Group Inc.	19,203	1,216
	BancFirst Corp.	12,108	1,155
	Preferred Bank	20,465	1,149
	Bridge Bancorp Inc.	31,336	1,117
	CoBiz Financial Inc.	63,719	1,086
	Bryn Mawr Bank Corp.	26,370	1,083
	Guaranty Bancorp	41,313	1,023
	Stonegate Bank	21,954	1,018
	German American Bancorp
	Inc.	21,188	1,005
	First of Long Island Corp.	36,313	999

Financials Index Fund

			Market
			Value•
		Shares	($000)
	OFG Bancorp	75,687	976
	First Bancorp	31,409	944
*	TriState Capital Holdings
	Inc.	39,567	932
	Fidelity Southern Corp.	36,333	856
	Opus Bank	38,795	838
	Great Southern Bancorp
	Inc.	16,680	835
	Peoples Bancorp Inc.	25,346	824
	Southwest Bancorp Inc.	30,633	816
	Financial Institutions Inc.	23,494	804
	Blue Hills Bancorp Inc.	42,224	775
	Arrow Financial Corp.	20,979	732
*	First Foundation Inc.	44,427	729
	First Financial Corp.	15,607	725
	Midland States Bancorp
	Inc.	19,774	695
	Live Oak Bancshares Inc.	30,093	691
	Republic Bancorp Inc.
	Class A	17,939	620
*	Atlantic Capital Bancshares
	Inc.	30,947	557
*	HarborOne Bancorp Inc.	24,821	490
	Sun Bancorp Inc.	17,736	458
*	First NBC Bank Holding Co.	26,802	119
			2,906,501
Capital Markets (18.5%)
	Goldman Sachs Group Inc.	614,868	152,524
	Morgan Stanley	2,413,274	110,214
	Bank of New York Mellon
	Corp.	1,816,482	85,629
	Charles Schwab Corp.	2,049,608	82,825
	BlackRock Inc.	208,832	80,914
	CME Group Inc.	583,099	70,823
	Intercontinental Exchange
	Inc.	1,023,695	58,484
	S&P Global Inc.	445,173	57,637
	State Street Corp.	662,858	52,836
	Ameriprise Financial Inc.	271,635	35,720
	Moody’s Corp.	295,551	32,915
	Northern Trust Corp.	369,483	32,274
	T. Rowe Price Group Inc. 418,481		29,800
	Franklin Resources Inc.	635,518	27,353
	Invesco Ltd.	701,610	22,585
	TD Ameritrade Holding
	Corp.	451,783	17,665
	Raymond James Financial
	Inc.	219,451	17,240
*	E*TRADE Financial Corp.	470,278	16,229
	Affiliated Managers Group
	Inc.	94,148	15,810
	MSCI Inc. Class A	153,599	14,529
	Nasdaq Inc.	198,662	14,127
	CBOE Holdings Inc.	169,489	13,229
	MarketAxess Holdings Inc.	64,566	12,605
	FactSet Research Systems
	Inc.	68,741	12,229
	SEI Investments Co.	233,700	11,767
	Eaton Vance Corp.	195,021	9,094
*	Stifel Financial Corp.	113,824	6,142
	Legg Mason Inc.	156,137	5,889
	Evercore Partners Inc.
	Class A	66,890	5,321
	LPL Financial Holdings Inc.	130,063	5,143
	Federated Investors Inc.
	Class B	157,947	4,291
	Financial Engines Inc.	95,725	4,241

	Interactive Brokers Group
	Inc.	110,723	4,065
	BGC Partners Inc. Class A	356,241	4,018
	Janus Capital Group Inc.	251,042	3,178
	Waddell & Reed Financial
	Inc. Class A	142,274	2,737
	Morningstar Inc.	33,226	2,666
	Artisan Partners Asset
	Management Inc.
	Class A	73,830	2,100
	Piper Jaffray Cos.	26,044	1,843
	WisdomTree Investments
	Inc.	200,778	1,829
	Moelis & Co. Class A	43,956	1,618
*	KCG Holdings Inc. Class A	111,365	1,542
	OM Asset Management
	plc	98,270	1,465
	Greenhill & Co. Inc.	47,956	1,417
	Cohen & Steers Inc.	35,252	1,326
	Virtus Investment Partners
	Inc.	11,702	1,283
	Houlihan Lokey Inc.
	Class A	36,286	1,143
*	Donnelley Financial
	Solutions Inc.	47,570	1,099
	PJT Partners Inc.	29,358	1,087
	Diamond Hill Investment
	Group Inc.	5,303	1,063
	Virtu Financial Inc. Class A	60,902	1,057
*	INTL. FCStone Inc.	27,181	1,026
	Investment Technology
	Group Inc.	50,286	1,007
	Westwood Holdings
	Group Inc.	12,918	734
*	Cowen Group Inc. Class A	42,350	606
	Arlington Asset Investment
	Corp. Class A	39,324	580
*	Safeguard Scientifics Inc.	35,320	447
*	Ladenburg Thalmann
	Financial Services Inc.	186,578	414
	Associated Capital Group
	Inc. Class A	7,736	289
	Pzena Investment
	Management Inc.
	Class A	24,358	245
	GAMCO Investors Inc.
	Class A	7,231	215
	Fifth Street Asset
	Management Inc.	12,650	65
			1,160,248
Consumer Finance (5.4%)
	American Express Co.	1,336,517	107,002
	Capital One Financial Corp.	828,874	77,798
	Synchrony Financial	1,418,298	51,399
	Discover Financial
	Services	677,762	48,216
	Ally Financial Inc.	729,057	16,396
	Navient Corp.	520,617	8,023
*	SLM Corp.	597,414	7,163
	FirstCash Inc.	83,327	3,696
*	PRA Group Inc.	79,643	3,249
*	Santander Consumer USA
	Holdings Inc.	215,428	3,184
*	OneMain Holdings Inc.
	Class A	104,556	2,930
*,^ Credit Acceptance Corp.		12,230	2,452
*	Green Dot Corp. Class A	77,599	2,274
*	LendingClub Corp.	406,250	2,169

	Nelnet Inc. Class A	39,436	1,766
*	Encore Capital Group Inc.	41,846	1,393
*	EZCORP Inc. Class A	88,521	779
*	World Acceptance Corp.	11,586	608
*	Enova International Inc.	40,252	578
			341,075
Diversified Financial Services (6.3%)
*	Berkshire Hathaway Inc.
	Class B	2,103,507	360,583
	Leucadia National Corp.	556,491	14,814
	Voya Financial Inc.	334,300	13,783
	Texas Pacific Land Trust	13,664	4,079
*	PICO Holdings Inc.	37,474	513
*	NewStar Financial Inc.	35,232	351
*	On Deck Capital Inc.	51,039	273
			394,396
Insurance (20.4%)
	American International
	Group Inc.	1,765,065	112,823
	Chubb Ltd.	799,411	110,455
	MetLife Inc.	1,604,916	84,162
	Prudential Financial Inc.	738,781	81,665
	Marsh & McLennan
	Cos. Inc.	885,949	65,100
	Travelers Cos. Inc.	488,101	59,665
	Aon plc	452,091	52,284
	Allstate Corp.	632,791	51,990
	Aflac Inc.	700,927	50,712
	Progressive Corp.	996,661	39,049
	Hartford Financial Services
	Group Inc.	649,372	31,748
	Principal Financial Group
	Inc.	494,027	30,896
	Willis Towers Watson plc	223,223	28,669
	Lincoln National Corp.	392,550	27,541
*	Markel Corp.	24,035	23,548
	Loews Corp.	491,903	23,110
*	Arch Capital Group Ltd.	210,712	19,927
	Cincinnati Financial Corp.	268,773	19,610
	Unum Group	399,173	19,492
	XL Group Ltd.	462,121	18,711
	Arthur J Gallagher& Co.	305,923	17,422
*	Alleghany Corp.	26,505	17,117
	Everest Re Group Ltd.	70,208	16,509
	FNF Group	420,364	16,113
	Torchmark Corp.	193,583	15,008
	Reinsurance Group of
	America Inc. Class A	110,292	14,345
	WR Berkley Corp.	166,761	11,843
	American Financial Group
	Inc.	119,360	11,227
	Axis Capital Holdings Ltd.	151,841	10,523
	RenaissanceRe Holdings
	Ltd.	70,673	10,434
	Endurance Specialty
	Holdings Ltd.	110,342	10,254
	Assurant Inc.	98,179	9,720
	Assured Guaranty Ltd.	223,909	9,205
	Old Republic International
	Corp.	428,350	8,871
	Brown & Brown Inc.	204,726	8,824
	Allied World Assurance Co.
	Holdings AG	149,470	7,895
	Validus Holdings Ltd.	136,293	7,859
	First American Financial
	Corp.	188,644	7,370
	White Mountains
	Insurance Group Ltd.	7,838	7,338

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Hanover Insurance Group
	Inc.	73,059	6,577
	Primerica Inc.	78,589	6,346
	CNO Financial Group Inc.	298,472	6,241
	Aspen Insurance Holdings
	Ltd.	103,517	5,802
	ProAssurance Corp.	91,552	5,411
	Erie Indemnity Co.
	Class A	43,713	5,185
	Selective Insurance Group
	Inc.	99,372	4,402
	American Equity
	Investment Life Holding
	Co.	151,279	4,071
	RLI Corp.	67,982	3,974
*	Enstar Group Ltd.	18,158	3,518
*	Genworth Financial Inc.
	Class A	858,220	3,510
	Argo Group International
	Holdings Ltd.	51,489	3,447
	AmTrust Financial Services
	Inc.	146,564	3,371
	Kemper Corp.	70,534	2,994
	Horace Mann Educators
	Corp.	69,124	2,896
	Mercury General Corp.	47,470	2,783
	National General Holdings
	Corp.	100,523	2,447
	Navigators Group Inc.	42,606	2,345
*	MBIA Inc.	220,947	2,280
	AMERISAFE Inc.	33,130	2,130
	Employers Holdings Inc.	55,668	2,093
	Maiden Holdings Ltd.	125,542	1,940
	Infinity Property
	& Casualty Corp.	19,153	1,805
	Safety Insurance Group Inc.	24,941	1,771
	Stewart Information
	Services Corp.	38,410	1,706
	American National
	Insurance Co.	13,928	1,673
*	Ambac Financial Group Inc.	74,591	1,648
	United Fire Group Inc.	37,230	1,572
	Universal Insurance
	Holdings Inc.	57,205	1,542
*	FNFV Group	114,393	1,424
	National Western Life
	Group Inc. Class A	4,183	1,330
	James River Group
	Holdings Ltd.	30,427	1,309
	FBL Financial Group Inc.
	Class A	19,128	1,307
*	Third Point Reinsurance
	Ltd.	101,161	1,254
*	Greenlight Capital Re Ltd.
	Class A	53,420	1,191
	State Auto Financial Corp.	28,601	767
*,^	Citizens Inc. Class A	81,098	740
	HCI Group Inc.	14,795	729
	State National Cos. Inc.	50,968	712
	Heritage Insurance
	Holdings Inc.	46,075	680
*	Global Indemnity Ltd.	15,331	608
	OneBeacon Insurance
	Group Ltd. Class A	35,820	585
^	Fidelity & Guaranty Life	20,452	544
	United Insurance Holdings
	Corp.	29,726	503
*	WMIH Corp.	353,112	477

*,^	Trupanion Inc.	27,835	433
	EMC Insurance Group Inc.	14,975	416
	Baldwin & Lyons Inc.	15,691	373
	Donegal Group Inc. Class A	16,745	278
	Crawford & Co. Class B	18,599	201
*,^	Patriot National Inc.	15,256	70
			1,280,445
Mortgage Real Estate Investment Trusts
(REITs) (1.5%)
	AG Mortgage Investment
	Trust Inc.	48,529	867
	AGNC Investment Corp.	568,533	11,160
	Altisource Residential Corp.	92,991	1,248
	Annaly Capital
	Management Inc.	1,749,309	19,417
	Anworth Mortgage Asset
	Corp.	166,693	907
	Apollo Commercial Real
	Estate Finance Inc.	149,803	2,755
	Arbor Realty Trust Inc.	70,315	519
	Ares Commercial Real
	Estate Corp.	47,537	643
^	ARMOUR Residential REIT
	Inc.	63,472	1,427
	Blackstone Mortgage Trust
	Inc. Class A	161,324	5,024
	Capstead Mortgage Corp.	165,575	1,752
	Chimera Investment Corp.	306,344	5,894
	CYS Investments Inc.	261,710	2,099
	Dynex Capital Inc.	79,911	548
	Hannon Armstrong
	Sustainable Infrastructure
	Capital Inc.	77,253	1,529
	Invesco Mortgage Capital
	Inc.	191,662	2,980
	Ladder Capital Corp.
	Class A	98,446	1,421
	MFA Financial Inc.	637,396	5,112
	MTGE Investment Corp.	74,948	1,240
	New Residential
	Investment Corp.	515,190	8,691
^	New York Mortgage Trust
	Inc.	188,549	1,193
	PennyMac Mortgage
	Investment Trust	109,947	1,854
	Redwood Trust Inc.	131,717	2,156
	Resource Capital Corp.	53,865	452
	Starwood Property Trust
	Inc.	440,399	10,068
	Two Harbors Investment
	Corp.	596,987	5,552
	Western Asset Mortgage
	Capital Corp.	73,322	763
			97,271
Other (0.0%)[1]
	Winthrop Realty Trust	23,515	188

Thrifts & Mortgage Finance (1.4%)
	New York Community
	Bancorp Inc.	836,429	12,781
	Radian Group Inc.	368,317	6,854
*	MGIC Investment Corp.	582,076	6,199
	Washington Federal Inc.	152,934	5,177
*	Essent Group Ltd.	111,963	3,897
	EverBank Financial Corp.	196,037	3,811
	Capitol Federal Financial
	Inc.	224,948	3,394
*,^ BofI Holding Inc.		97,877	3,087

	Northwest Bancshares Inc.	165,247	2,998
	Astoria Financial Corp.	157,005	2,903
	Provident Financial Services
	Inc.	102,068	2,710
	Kearny Financial Corp.	153,064	2,349
	WSFS Financial Corp.	51,087	2,330
	Beneficial Bancorp Inc.	130,373	2,125
	TFS Financial Corp.	123,071	2,091
*	Walker & Dunlop Inc.	47,621	1,936
	Meridian Bancorp Inc.	87,988	1,676
*,^ LendingTree Inc.		13,308	1,576
	United Financial Bancorp Inc. 82,871		1,480
	Northfield Bancorp Inc.	74,354	1,395
	OceanFirst Financial Corp.	47,141	1,376
	TrustCo Bank Corp. NY	163,693	1,367
*	Nationstar Mortgage
	Holdings Inc.	67,256	1,221
	Meta Financial Group Inc.	13,834	1,184
	Dime Community
	Bancshares Inc.	54,848	1,179
*	PHH Corp.	92,572	1,168
	Oritani Financial Corp.	66,429	1,143
*	Flagstar Bancorp Inc.	38,851	1,103
*	HomeStreet Inc.	36,401	994
*	NMI Holdings Inc. Class A	82,161	912
	Federal Agricultural
	Mortgage Corp.	15,719	905
	Waterstone Financial Inc.	40,947	760
*	Ocwen Financial Corp.	160,753	709
	Clifton Bancorp Inc.	36,755	591
*	PennyMac Financial Services
	Inc. Class A	32,244	576
*	Walter Investment
	Management Corp.	33,920	115
			86,072
Total Common Stocks
(Cost $5,382,125)			6,266,196
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.864%
	(Cost $3,562)	35,618	3,562
Total Investments (100.0%)
(Cost $5,385,687)			6,269,758

Financials Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	408
Receivables for Investment Securities Sold	26,076
Receivables for Accrued Income	7,277
Receivables for Capital Shares Issued	1,817
Total Other Assets	35,578
Liabilities
Payables for Investment Securities
Purchased	(27,828)
Collateral for Securities on Loan	(3,561)
Payables for Capital Shares Redeemed	(540)
Payables to Vanguard	(1,617)
Other Liabilities	(2,846)
Total Liabilities	(36,392)
Net Assets (100%)	6,268,944

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,534,530
Undistributed Net Investment Income	7,435
Accumulated Net Realized Losses	(157,092)
Unrealized Appreciation (Depreciation)	884,071
Net Assets	6,268,944

ETF Shares—Net Assets
Applicable to 91,762,814 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,716,668
Net Asset Value Per Share—
ETF Shares	$62.30

Admiral Shares—Net Assets
Applicable to 17,689,426 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	552,276
Net Asset Value Per Share—
Admiral Shares	$31.22

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,410,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $3,561,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	36,180
Interest [1]	11
Securities Lending—Net	92
Total Income	36,283
Expenses
The Vanguard Group—Note B
Investment Advisory Services	361
Management and Administrative—
ETF Shares	1,532
Management and Administrative—
Admiral Shares	136
Marketing and Distribution—
ETF Shares	168
Marketing and Distribution—
Admiral Shares	18
Custodian Fees	41
Shareholders’ Reports—ETF Shares	82
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	2
Total Expenses	2,342
Net Investment Income	33,941
Realized Net Gain (Loss)
Investment Securities Sold[1]	90,323
Futures Contracts	(5)
Realized Net Gain (Loss)	90,318
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	848,397
Futures Contracts	7
Change in Unrealized Appreciation
(Depreciation)	848,404
Net Increase (Decrease) in Net Assets
Resulting from Operations	972,663
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $11,000 and $0, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,941	84,751
Realized Net Gain (Loss)	90,318	247,776
Change in Unrealized Appreciation (Depreciation)	848,404	11,898
Net Increase (Decrease) in Net Assets Resulting from Operations	972,663	344,425
Distributions
Net Investment Income
ETF Shares	(42,782)	(74,919)
Admiral Shares	(3,185)	(4,706)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(45,967)	(79,625)
Capital Share Transactions
ETF Shares	1,128,431	403,306
Admiral Shares	234,776	26,082
Net Increase (Decrease) from Capital Share Transactions	1,363,207	429,388
Total Increase (Decrease)	2,289,903	694,188
Net Assets
Beginning of Period	3,979,041	3,284,853
End of Period [1]	6,268,944	3,979,041
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,435,000 and $19,461,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$50.81	$47.70	$47.32	$39.80	$32.03	$28.25
Investment Operations
Net Investment Income	.381	1.108	.917	.876	.825	.639
Net Realized and Unrealized Gain (Loss)
on Investments	11.664	3.070	.349	7.494	7.747	3.747
Total from Investment Operations	12.045	4.178	1.266	8.370	8.572	4.386
Distributions
Dividends from Net Investment Income	(. 555)	(1.068)	(. 886)	(. 850)	(. 802)	(. 606)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 555)	(1.068)	(. 886)	(. 850)	(. 802)	(. 606)
Net Asset Value, End of Period	$62.30	$50.81	$47.70	$47.32	$39.80	$32.03

Total Return	23.89%	8.93%	2.63%	21.20%	27.10%	15.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,717	$3,735	$3,081	$2,191	$1,464	$768
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.62%	2.39%	1.99%	2.00%	2.26%	2.16%
Portfolio Turnover Rate[1]	3%	21%	4%	5%	9%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.47	$23.91	$23.72	$19.95	$16.05	$14.16
Investment Operations
Net Investment Income	.191	.556	.460	.438	.414	.320
Net Realized and Unrealized Gain (Loss)
on Investments	5.838	1.539	.174	3.758	3.888	1.874
Total from Investment Operations	6.029	2.095	.634	4.196	4.302	2.194
Distributions
Dividends from Net Investment Income	(. 279)	(. 535)	(. 444)	(. 426)	(. 402)	(. 304)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 279)	(. 535)	(. 444)	(. 426)	(. 402)	(. 304)
Net Asset Value, End of Period	$31.22	$25.47	$23.91	$23.72	$19.95	$16.05

Total Return [1]	23.85%	8.96%	2.64%	21.19%	27.13%	15.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$552	$244	$204	$155	$132	$73
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.62%	2.39%	1.99%	2.00%	2.26%	2.16%
Portfolio Turnover Rate[2]	3%	21%	4%	5%	9%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2017.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may

Financials Index Fund

experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $408,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’sinvestments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,266,008	—	188
Temporary Cash Investments	3,562	—	—
Total	6,269,570	—	188

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $90,002,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $157,415,000 to offset future net capital gains. Of this amount, $144,329,000 is subject to expiration dates; $76,963,000 may be used to offset future net capital gains through August 31, 2018, and $67,366,000 through August 31, 2019. Capital losses of $13,086,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $5,385,687,000. Net unrealized appreciation of investment securities for tax purposes was $884,071,000, consisting of unrealized gains of $920,316,000 on securities that had risen in value since their purchase and $36,245,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2017, the fund purchased $1,965,390,000 of investment securities and sold $614,359,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,630,130,000 and $535,090,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,674,450	29,211	1,621,931	34,106
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(546,019)	(10,950)	(1,218,625)	(25,200)
Net Increase (Decrease)—ETF Shares	1,128,431	18,261	403,306	8,906
Admiral Shares
Issued	303,215	10,469	110,433	4,670
Issued in Lieu of Cash Distributions	2,794	103	4,147	175
Redeemed	(71,233)	(2,478)	(88,498)	(3,771)
Net Increase (Decrease)—Admiral Shares	234,776	8,094	26,082	1,074

At February 28, 2017, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VHT	VHCIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.44%	1.44%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	358	358	2,479
Median Market Cap	$81.9B	$81.9B	$57.6B
Price/Earnings Ratio	26.2x	26.2x	24.7x
Price/Book Ratio	3.8x	3.8x	3.0x
Return on Equity	16.2%	16.2%	16.5%
Earnings Growth Rate	8.8%	8.8%	7.6%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.65
Beta	1.00	1.03
These measures show the degreeand timing ofthe fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	22.5%
Health Care Distributors	2.9
Health Care Equipment	17.8
Health Care Facilities	2.0
Health Care Services	3.4
Health Care Supplies	1.7
Health Care Technology	1.1
Life Sciences Tools & Services	5.3
Managed Health Care	10.2
Pharmaceuticals	33.1

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	10.0%
Pfizer Inc.	Pharmaceuticals	6.2
Merck & Co. Inc.	Pharmaceuticals	5.5
UnitedHealth Group Inc.	Managed
	Health Care	4.7
Amgen Inc.	Biotechnology	4.0
Medtronic plc	Health Care
	Equipment	3.4
AbbVie Inc.	Biotechnology	3.0
Celgene Corp.	Biotechnology	2.9
Bristol-Myers Squibb Co.	Pharmaceuticals	2.9
Gilead Sciences Inc.	Biotechnology	2.8
Top Ten		45.4%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28,2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-3.32%	17.16%	10.02%
Net Asset Value		-3.33	17.17	10.02
Admiral Shares	2/5/2004	-3.33	17.17	10.01

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (22.5%)
	Amgen Inc.	1,520,162	268,354
	AbbVie Inc.	3,320,729	205,354
*	Celgene Corp.	1,584,112	195,654
	Gilead Sciences Inc.	2,692,101	189,739
*	Biogen Inc.	444,598	128,311
*	Alexion Pharmaceuticals
	Inc.	458,296	60,151
*	Regeneron
	Pharmaceuticals Inc.	158,752	59,294
*	Incyte Corp.	346,494	46,118
*	Vertex Pharmaceuticals
	Inc.	506,826	45,929
*	BioMarin Pharmaceutical
	Inc.	351,538	33,020
*	Alkermes plc	310,865	17,564
*	TESARO Inc.	76,326	14,378
*	Seattle Genetics Inc.	202,334	13,283
*	United Therapeutics Corp.	86,593	12,792
*	Ionis Pharmaceuticals Inc.	247,547	12,320
*	Exelixis Inc.	555,264	11,955
	Bioverativ Inc.	223,690	11,650
*	Alnylam Pharmaceuticals
	Inc.	157,756	8,147
*	Neurocrine Biosciences
	Inc.	177,382	7,833
*	ACADIA Pharmaceuticals
	Inc.	197,813	7,539
*	Bluebird Bio Inc.	82,966	7,272
*	Ultragenyx Pharmaceutical
	Inc.	79,321	6,749
*,^	Kite Pharma Inc.	81,483	5,767
*,^	OPKO Health Inc.	683,019	5,731
*	Exact Sciences Corp.	221,371	4,764
*	Clovis Oncology Inc.	80,299	4,642
*,^	Intercept Pharmaceuticals
	Inc.	35,487	4,528
*	Sage Therapeutics Inc.	64,497	4,347
*	Ironwood Pharmaceuticals
	Inc. Class A	254,417	4,297
*	Ligand Pharmaceuticals
	Inc.	40,619	4,250
*	Portola Pharmaceuticals
	Inc.	115,501	4,006
*	Array BioPharma Inc.	309,690	3,561
*	Prothena Corp. plc	59,940	3,516
*	Agios Pharmaceuticals Inc.	68,679	3,327
*	Sarepta Therapeutics Inc.	105,929	3,296
*,^	Juno Therapeutics Inc.	129,773	3,120
*	Spark Therapeutics Inc.	47,202	3,011
*	Halozyme Therapeutics
	Inc.	224,716	2,881
*	Myriad Genetics Inc.	140,002	2,720
*,^	Intrexon Corp.	121,088	2,695
*	Radius Health Inc.	61,438	2,589
*	FibroGen Inc.	103,155	2,579
*	Acorda Therapeutics Inc.	94,853	2,509

*	Puma Biotechnology Inc.	67,716	2,485
*	Five Prime Therapeutics Inc.	52,312	2,400
*	Synergy Pharmaceuticals
	Inc.	411,531	2,383
*	Emergent BioSolutions Inc.	70,273	2,205
*	Repligen Corp.	69,094	2,177
*	Momenta Pharmaceuticals
	Inc.	138,918	2,146
*,^	Avexis Inc.	33,944	2,081
*	Xencor Inc.	80,056	1,989
*	Insmed Inc.	120,716	1,923
*	Alder Biopharmaceuticals
	Inc.	82,234	1,879
*,^ MiMedx Group Inc.		211,581	1,813
*	Global Blood Therapeutics
	Inc.	64,788	1,804
*	Blueprint Medicines Corp.	50,026	1,760
*,^	Amicus Therapeutics Inc.	263,833	1,712
*	Progenics Pharmaceuticals
	Inc.	142,999	1,607
*	AMAG Pharmaceuticals Inc.	70,441	1,581
*	Acceleron Pharma Inc.	58,358	1,559
*,^	Lexicon Pharmaceuticals
	Inc.	96,209	1,544
*	Coherus Biosciences Inc.	64,438	1,521
*	Loxo Oncology Inc.	33,758	1,500
*	Eagle Pharmaceuticals Inc.	19,043	1,460
*	Retrophin Inc.	65,504	1,393
*,^	ZIOPHARM Oncology Inc.	212,962	1,352
*,^	Heron Therapeutics Inc.	89,014	1,273
*	MacroGenics Inc.	57,198	1,209
*	Epizyme Inc.	83,656	1,188
*	Vanda Pharmaceuticals Inc.	80,756	1,151
*	Genomic Health Inc.	37,818	1,142
*	Versartis Inc.	50,463	1,103
*,^	Immunomedics Inc.	204,839	1,024
*,^	Inovio Pharmaceuticals Inc.	143,685	1,013
*	Spectrum Pharmaceuticals
	Inc.	147,219	942
*	Aimmune Therapeutics Inc.	45,918	931
*,^	Editas Medicine Inc.	37,038	923
*	Achillion Pharmaceuticals
	Inc.	219,955	882
*	Flexion Therapeutics Inc.	43,101	864
*	PTC Therapeutics Inc.	62,379	850
*	Novavax Inc.	550,205	831
*	Enanta Pharmaceuticals Inc.	28,775	829
*,^	Keryx Biopharmaceuticals
	Inc.	160,463	807
*,^ Merrimack Pharmaceuticals
	Inc.	256,158	786
*	Ardelyx Inc.	57,354	780
*	Arena Pharmaceuticals Inc.	488,265	772
*	REGENXBIO Inc.	40,235	740
*	BioCryst Pharmaceuticals
	Inc.	118,077	737
*,^	Celldex Therapeutics Inc.	206,476	731
*,^	Foundation Medicine Inc.	29,230	725
*	Esperion Therapeutics Inc.	27,391	717

*,^	Geron Corp.	330,057	710
*	NewLink Genetics Corp.	44,624	701
*	CoLucid Pharmaceuticals
	Inc.	15,044	700
	PDL BioPharma Inc.	321,495	688
*	Agenus Inc.	158,408	672
*	Axovant Sciences Ltd.	51,078	649
*,^	Organovo Holdings Inc.	205,587	641
*	Otonomy Inc.	42,229	627
*,^	Cara Therapeutics Inc.	38,628	619
*	Sangamo Therapeutics Inc.	135,144	615
*,^	Advaxis Inc.	69,214	608
*,^	ImmunoGen Inc.	176,030	599
*,^	Corbus Pharmaceuticals
	Holdings Inc.	69,681	596
*,^	Insys Therapeutics Inc.	43,357	553
*,^	Aduro Biotech Inc.	48,095	541
*	Atara Biotherapeutics Inc.	34,589	534
*	Karyopharm Therapeutics
	Inc.	50,552	524
*	TG Therapeutics Inc.	88,966	507
*,^	Sorrento Therapeutics Inc.	93,252	485
*,^	XBiotech Inc.	35,574	480
*	Chimerix Inc.	83,599	475
*	Natera Inc.	48,346	462
*	Minerva Neurosciences
	Inc.	49,290	431
*	OncoMed Pharmaceuticals
	Inc.	40,321	410
*	CytomX Therapeutics Inc.	32,458	406
*,^	Bellicum Pharmaceuticals
	Inc.	32,811	405
*	Intellia Therapeutics Inc.	25,487	364
*,^	Dynavax Technologies
	Corp.	73,731	332
*,^	MannKind Corp.	579,315	307
*,^	Arrowhead
	Pharmaceuticals Inc.	129,300	292
*,^	Voyager Therapeutics Inc.	21,782	282
*	Trevena Inc.	68,866	280
*	Seres Therapeutics Inc.	27,703	268
*	Infinity Pharmaceuticals
	Inc.	89,825	250
*	Corvus Pharmaceuticals
	Inc.	16,924	243
*,^	NantKwest Inc.	48,716	230
*,^	Osiris Therapeutics Inc.	36,856	212
*,^	Arbutus Biopharma Corp.	74,934	201
*	Ophthotech Corp.	54,075	194
*	Syros Pharmaceuticals Inc.	16,682	184
*	Zafgen Inc.	38,616	153
*	Adverum Biotechnologies
	Inc.	54,280	144
*	Immune Design Corp.	25,215	129
*	OvaScience Inc.	59,066	87
*,^	Dicerna Pharmaceuticals
	Inc.	25,154	72
*	Regulus Therapeutics Inc.	64,019	67
			1,525,695

Health Care Index Fund

			Market
			Value•
		Shares	($000)
Health Care Equipment & Supplies (19.5%)
	Medtronic plc	2,847,559	230,396
	Abbott Laboratories	3,516,879	158,541
	Danaher Corp.	1,272,086	108,827
	Stryker Corp.	688,741	88,545
	Becton Dickinson and Co.	433,777	79,403
*	Boston Scientific Corp.	2,782,673	68,315
*	Intuitive Surgical Inc.	79,156	58,338
	Baxter International Inc.	1,000,397	50,940
	Zimmer Biomet Holdings
	Inc.	409,413	47,934
*	Edwards Lifesciences
	Corp.	436,969	41,093
	CR Bard Inc.	150,254	36,848
	Dentsply Sirona Inc.	471,852	29,972
*	IDEXX Laboratories Inc.	183,360	26,576
*	Hologic Inc.	512,018	20,778
	ResMed Inc.	288,364	20,771
	Cooper Cos. Inc.	99,548	19,824
	Teleflex Inc.	90,006	17,207
*	Varian Medical Systems
	Inc.	190,801	16,006
*	Align Technology Inc.	146,724	15,077
*	DexCom Inc.	172,625	13,492
	West Pharmaceutical
	Services Inc.	149,633	12,340
	STERIS plc	174,383	12,229
*	ABIOMED Inc.	84,137	9,926
	Hill-Rom Holdings Inc.	134,208	8,918
*	Masimo Corp.	96,412	8,712
*	NuVasive Inc.	102,830	7,688
*	Alere Inc.	177,671	6,805
	Cantel Medical Corp.	76,668	6,295
*	Wright Medical Group NV	189,841	5,293
*	Integra LifeSciences
	Holdings Corp.	122,610	5,240
*	Insulet Corp.	117,340	5,111
*	Neogen Corp.	77,025	4,996
*	ICU Medical Inc.	31,746	4,775
*	LivaNova plc	89,536	4,513
*	Nevro Corp.	44,134	4,236
*,^ Penumbra Inc.		55,005	4,224
*	Globus Medical Inc.	146,871	4,084
*	Zeltiq Aesthetics Inc.	73,452	4,066
*	Haemonetics Corp.	105,546	3,940
*	NxStage Medical Inc.	132,010	3,770
*	Halyard Health Inc.	95,389	3,726
*	Cynosure Inc. Class A	48,973	3,232
*	Merit Medical Systems Inc.	91,705	2,824
*	Varex Imaging Corp.	75,922	2,644
*	Natus Medical Inc.	67,267	2,491
*	Spectranetics Corp.	88,204	2,454
	Abaxis Inc.	46,333	2,310
*	Inogen Inc.	32,962	2,262
	Analogic Corp.	25,384	2,090
*	Integer Holdings Corp.	56,867	2,056
	CONMED Corp.	48,355	2,012
*	Cardiovascular Systems
	Inc.	67,540	1,918
	Atrion Corp.	2,983	1,456
*	Anika Therapeutics Inc.	30,016	1,404
*	K2M Group Holdings Inc.	68,671	1,377
*	Orthofix International NV	36,518	1,304
*	OraSure Technologies Inc.	114,476	1,283
*	AtriCure Inc.	67,343	1,229
*	Quidel Corp.	56,696	1,191
*	AngioDynamics Inc.	66,950	1,095
	Meridian Bioscience Inc.	85,012	1,092
*	Glaukos Corp.	23,838	1,085

*	Endologix Inc.	154,569	1,022
*	GenMark Diagnostics Inc.	83,138	941
*	CryoLife Inc.	57,383	918
*	Accuray Inc.	168,849	870
*,^	Cerus Corp.	203,510	853
	Invacare Corp.	60,811	736
*	Novocure Ltd.	87,322	664
*	STAAR Surgical Co.	62,314	620
*,^	Rockwell Medical Inc.	97,943	582
*	ConforMIS Inc.	48,815	246
*	Tandem Diabetes Care Inc.	36,822	88
*	Wright Medical Group Inc.
	CVR	14,554	22
			1,326,141
Health Care Providers & Services (18.6%)
	UnitedHealth Group Inc.	1,944,983	321,661
	Aetna Inc.	717,116	92,336
*	Express Scripts Holding
	Co.	1,260,198	89,033
	Anthem Inc.	538,365	88,733
	Cigna Corp.	524,764	78,137
	McKesson Corp.	462,055	69,368
	Humana Inc.	304,711	64,370
*	HCA Holdings Inc.	612,348	53,421
	Cardinal Health Inc.	653,843	53,203
	AmerisourceBergen Corp.
	Class A	337,602	30,894
*	Laboratory Corp. of
	America Holdings	210,586	29,958
*	Henry Schein Inc.	164,537	28,228
	Quest Diagnostics Inc.	283,392	27,614
*	Centene Corp.	349,426	24,635
	Universal Health Services
	Inc. Class B	183,300	23,022
*	DaVita Inc.	328,460	22,798
*	Envision Healthcare Corp.	239,650	16,776
*	VCA Inc.	165,745	15,066
*	MEDNAX Inc.	191,189	13,611
*	WellCare Health Plans Inc.	90,481	12,776
	Patterson Cos. Inc.	171,991	7,817
	HealthSouth Corp.	183,416	7,762
*	Acadia Healthcare Co. Inc.	151,902	6,793
	Chemed Corp.	33,177	5,924
*	Brookdale Senior Living Inc. 379,892		5,470
*	LifePoint Health Inc.	81,910	5,246
	Owens & Minor Inc.	125,580	4,531
*	AMN Healthcare Services
	Inc.	98,013	4,033
*	HealthEquity Inc.	90,724	3,965
*	Molina Healthcare Inc.	81,081	3,933
*	Tenet Healthcare Corp.	203,470	3,927
*	Surgical Care Affiliates Inc.	57,604	3,267
*	Premier Inc. Class A	102,278	3,215
*	Magellan Health Inc.	46,321	3,203
*	Select Medical Holdings
	Corp.	216,185	3,113
*	Air Methods Corp.	73,180	2,770
*	Amedisys Inc.	55,153	2,659
*	Community Health
	Systems Inc.	231,216	2,254
*	Tivity Health Inc.	71,159	2,057
	US Physical Therapy Inc.	25,743	1,947
	Ensign Group Inc.	98,328	1,853
*	PharMerica Corp.	63,356	1,559
	Kindred Healthcare Inc.	173,164	1,558
*	Teladoc Inc.	69,892	1,541
*	LHC Group Inc.	31,637	1,519
	National HealthCare Corp.	20,140	1,503
*	BioTelemetry Inc.	54,768	1,394

*	Almost Family Inc.	23,193	1,152
*	Diplomat Pharmacy Inc.	82,594	1,119
	Landauer Inc.	19,536	1,021
*	Providence Service Corp.	24,573	998
	Aceto Corp.	62,275	955
*	Capital Senior Living Corp.	55,452	932
*	Triple-S Management Corp.
	Class B	48,414	904
*	Surgery Partners Inc.	40,010	900
*	CorVel Corp.	21,796	881
*	Universal American Corp.	86,700	863
*	Civitas Solutions Inc.	30,717	568
*	American Renal Associates
	Holdings Inc.	24,981	565
*	Quorum Health Corp.	59,499	509
*	Genesis Healthcare Inc.	90,408	291
*	Adeptus Health Inc.
	Class A	30,818	208
*,^ AAC Holdings Inc.		18,631	171
			1,262,490
Health Care Technology (1.1%)
*	Cerner Corp.	624,446	34,370
*	athenahealth Inc.	80,611	9,506
*	Veeva Systems Inc.
	Class A	186,020	8,127
*	Medidata Solutions Inc.	117,750	6,585
*	Allscripts Healthcare
	Solutions Inc.	358,899	4,371
*	HMS Holdings Corp.	172,477	3,213
*	Omnicell Inc.	74,618	2,837
*	Inovalon Holdings Inc.
	Class A	128,689	1,544
*	Quality Systems Inc.	94,733	1,446
*	Evolent Health Inc. Class A	64,351	1,268
*	HealthStream Inc.	51,627	1,263
*	Vocera Communications
	Inc.	50,299	1,041
^	Computer Programs
	& Systems Inc.	22,072	594
*	Castlight Health Inc.
	Class B	48,911	174
			76,339
Life Sciences Tools & Services (5.3%)
	Thermo Fisher Scientific
	Inc.	807,192	127,278
*	Illumina Inc.	300,215	50,256
	Agilent Technologies Inc.	662,982	34,011
*	Mettler-Toledo
	International Inc.	53,633	25,541
*	Waters Corp.	164,594	25,510
*	Quintiles IMS Holdings Inc.	301,977	23,370
	PerkinElmer Inc.	223,650	12,135
*	Charles River Laboratories
	International Inc.	96,723	8,412
*	Bio-Rad Laboratories Inc.
	Class A	42,389	8,251
	Bio-Techne Corp.	76,198	8,101
*	PAREXEL International
	Corp.	108,845	7,041
	Bruker Corp.	229,157	5,534
*	VWR Corp.	188,507	5,297
*	PRA Health Sciences Inc.	81,395	4,803
*	INC Research Holdings Inc.
	Class A	108,878	4,753
*	Cambrex Corp.	65,622	3,698
*,^	Accelerate Diagnostics Inc.	63,148	1,610
*	Luminex Corp.	80,060	1,488
*	NeoGenomics Inc.	152,313	1,229

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Pacific Biosciences of
	California Inc.	182,706	923
*,^	Albany Molecular
	Research Inc.	56,534	846
*	Fluidigm Corp.	52,550	345
			360,432
Other (0.0%) [1]
*	Dyax Corp CVR
	Exp. 12/31/2019	299,743	333
*	Durata Therapeutics Inc
	CVR Exp. 12/31/2018	48	—
*	Clinical Data Contingent
	Value Rights	8,685	—
*	Cubist Pharmaceuticals,
	Inc. CVR	31,107	—
			333
Pharmaceuticals (33.0%)
	Johnson & Johnson	5,559,211	679,391
	Pfizer Inc.	12,399,943	423,086
	Merck & Co. Inc.	5,633,964	371,109
	Bristol-Myers Squibb Co.	3,415,020	193,666
	Allergan plc	766,542	187,665
	Eli Lilly & Co.	2,030,212	168,122
	Zoetis Inc.	958,705	51,109
*	Mylan NV	929,449	38,897
	Perrigo Co. plc	293,207	21,923
*	Jazz Pharmaceuticals plc	122,568	16,255
*	Mallinckrodt plc	216,103	11,328
*	Medicines Co.	144,306	7,564
*	Catalent Inc.	254,779	7,312
*	Prestige Brands Holdings
	Inc.	108,481	6,142
*	Endo International plc	419,605	5,728
*	Horizon Pharma plc	296,372	4,757
*	Nektar Therapeutics
	Class A	312,077	4,082
*	Pacira Pharmaceuticals
	Inc	76 180	3 329
*	Akorn Inc.	154,011	3,205
*	Aerie Pharmaceuticals Inc.	57,934	2,743
*	Theravance Biopharma Inc.	79,133	2,423
*	Supernus Pharmaceuticals
	I	80 411	2 067
*	Depomed Inc.	125,758	2,061
*,^	TherapeuticsMD Inc.	321,707	2,020
*	Impax Laboratories Inc.	127,536	1,817
*,^	Innoviva Inc.	155,307	1,794
*	Dermira Inc.	47,259	1,592

*,^	Corcept Therapeutics Inc.	160,021	1,439
*,^	Lannett Co. Inc.	60,533	1,332
*	Amphastar
	Pharmaceuticals Inc.	74,585	1,154
*	Aclaris Therapeutics Inc.	36,235	1,132
*	ANI Pharmaceuticals Inc.	17,972	1,062
	Phibro Animal Health Corp.
	Class A	37,296	1,039
*,^ Omeros Corp.		82,271	1,001
*	SciClone Pharmaceuticals
	Inc.	97,836	969
*	Revance Therapeutics Inc.	41,219	866
*	Intra-Cellular Therapies Inc.
	Class A	65,515	855
*	Intersect ENT Inc.	42,728	581
*	Sucampo Pharmaceuticals
	Inc. Class A	46,321	544
*	Teligent Inc.	75,259	538
*,^	Collegium Pharmaceutical
	Inc.	37,690	500
*	Aratana Therapeutics Inc.	68,074	450
*,^	WaVe Life Sciences Ltd.	14,225	428
*	MyoKardia Inc.	32,141	390
*,^	Ocular Therapeutix Inc.	43,826	365
*	Tetraphase Pharmaceuticals
	Inc.	66,635	344
*	Cempra Inc.	84,276	287
*	Clearside Biomedical Inc.	34,855	274
*,^	BioDelivery Sciences
	International Inc.	100,758	201
			2,236,938
Total Common Stocks
(Cost $6,050,088)			6,788,368
Temporary Cash Investment (0.4%)

Money Market Fund (0.4%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.864%
	(Cost $24,223)	242,226	24,225
Total Investments (100.4%)
(Cost $6,074,311)			6,812,593

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	455
Receivables for Investment Securities Sold	22,744
Receivables for Accrued Income	12,283
Receivables for Capital Shares Issued	1,315
Other Assets[3]	64
Total Other Assets	36,861
Liabilities
Payables for Investment Securities
Purchased	(29,216)
Collateral for Securities on Loan	(24,289)
Payables for Capital Shares Redeemed	(956)
Payables to Vanguard	(2,390)
Other Liabilities	(5,063)
Total Liabilities	(61,914)
Net Assets (100%)	6,787,540

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,125,601
Undistributed Net Investment Income	13,753
Accumulated Net Realized Losses	(90,096)
Unrealized Appreciation (Depreciation)	738,282
Net Assets	6,787,540

ETF Shares—Net Assets
Applicable to 43,386,392 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,010,946
Net Asset Value Per Share—
ETF Shares	$138.54

Admiral Shares—Net Assets
Applicable to 11,205,842 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	776,594
Net Asset Value Per Share—
Admiral Shares	$69.30

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,697,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3Includes$24,289,000ofcollateralreceivedforsecuritiesonloan,ofwhich$64,000isheldincash.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	49,222
Interest [1]	5
Securities Lending—Net	546
Total Income	49,773
Expenses
The Vanguard Group—Note B
Investment Advisory Services	451
Management and Administrative—
ETF Shares	1,943
Management and Administrative—
Admiral Shares	271
Marketing and Distribution—
ETF Shares	199
Marketing and Distribution—
Admiral Shares	39
Custodian Fees	50
Shareholders’ Reports—ETF Shares	165
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	3
Total Expenses	3,125
Net Investment Income	46,648
Realized Net Gain (Loss) on Investment
Securities Sold[1]	132,476
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	124,810
Net Increase (Decrease) in Net Assets
Resulting from Operations	303,934
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $5,000 and $0, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,648	88,250
Realized Net Gain (Loss)	132,476	246,042
Change in Unrealized Appreciation (Depreciation)	124,810	(201,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	303,934	132,451
Distributions
Net Investment Income
ETF Shares	(43,769)	(106,021)
Admiral Shares	(5,957)	(15,301)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(49,726)	(121,322)
Capital Share Transactions
ETF Shares	75,844	(126,109)
Admiral Shares	(50,309)	(27,942)
Net Increase (Decrease) from Capital Share Transactions	25,535	(154,051)
Total Increase (Decrease)	279,743	(142,922)
Net Assets
Beginning of Period	6,507,797	6,650,719
End of Period [1]	6,787,540	6,507,797
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,753,000 and $16,826,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$133.25	$132.34	$117.17	$89.94	$70.32	$59.58
Investment Operations
Net Investment Income	.956	1.795	1.350	1.333	1.155	1.197
Net Realized and Unrealized Gain (Loss)
on Investments	5.353	1.559	15.105	27.033	19.663	10.592
Total from Investment Operations	6.309	3.354	16.455	28.366	20.818	11.789
Distributions
Dividends from Net Investment Income	(1.019)	(2.444)	(1.285)	(1.136)	(1.198)	(1.049)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.019)	(2.444)	(1.285)	(1.136)	(1.198)	(1.049)
Net Asset Value, End of Period	$138.54	$133.25	$132.34	$117.17	$89.94	$70.32

Total Return	4.79%	2.61%	14.08%	31.76%	30.01%	20.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,011	$5,708	$5,826	$3,319	$1,918	$894
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.09%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.40%	1.25%	1.40%	1.69%	1.92%
Portfolio Turnover Rate[1]	5%	7%	4%	5%	5%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.65	$66.20	$58.61	$44.99	$35.18	$29.81
Investment Operations
Net Investment Income	.477	.898	.676	.666	.580	.599
Net Realized and Unrealized Gain (Loss)
on Investments	2.682	.774	7.557	13.523	9.831	5.298
Total from Investment Operations	3.159	1.672	8.233	14.189	10.411	5.897
Distributions
Dividends from Net Investment Income	(. 509)	(1.222)	(. 643)	(. 569)	(. 601)	(. 527)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 509)	(1.222)	(. 643)	(. 569)	(. 601)	(. 527)
Net Asset Value, End of Period	$69.30	$66.65	$66.20	$58.61	$44.99	$35.18

Total Return [1]	4.79%	2.61%	14.11%	31.77%	30.00%	20.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$777	$800	$824	$413	$247	$98
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.40%	1.24%	1.40%	1.69%	1.92%
Portfolio Turnover Rate[2]	5%	7%	4%	5%	5%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Health Care Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $455,000, representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’sinvestments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,788,035	—	333
Temporary Cash Investments	24,225	—	—
Total	6,812,260	—	333

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $133,421,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $89,253,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $6,074,376,000. Net unrealized appreciation of investment securities for tax purposes was $738,217,000, consisting of unrealized gains of $1,050,837,000 on securities that had risen in value since their purchase and $312,620,000 in unrealized losses on securities that had fallen in value since their purchase.

Health Care Index Fund

E. During the six months ended February 28, 2017, the fund purchased $567,911,000 of investment securities and sold $546,063,000 of investment securities, other than temporary cash investments. Purchases and sales include $406,581,000 and $373,687,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	449,777	3,428	754,915	5,758
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(373,933)	(2,875)	(881,024)	(6,950)
Net Increase (Decrease)—ETF Shares	75,844	553	(126,109)	(1,192)
Admiral Shares
Issued	137,374	2,116	239,770	3,728
Issued in Lieu of Cash Distributions	5,411	83	14,078	219
Redeemed	(193,094)	(2,999)	(281,790)	(4,393)
Net Increase (Decrease)—Admiral Shares	(50,309)	(800)	(27,942)	(446)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VIS	VINAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.78%	1.79%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	347	347	2,479
Median Market Cap	$36.9B	$36.9B	$57.6B
Price/Earnings Ratio	23.5x	23.5x	24.7x
Price/Book Ratio	4.1x	4.1x	3.0x
Return on Equity	18.3%	18.2%	16.5%
Earnings Growth Rate	6.0%	6.0%	7.6%
Dividend Yield	1.9%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.86
Beta	1.00	1.10
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	20.1%
Agricultural & Farm Machinery	1.5
Air Freight & Logistics	5.8
Airlines	5.6
Building Products	4.2
Construction & Engineering	1.9
Construction Machinery & Heavy Trucks	5.5
Diversified Support Services	1.3
Electrical Components & Equipment	5.2
Environmental & Facilities Services	3.2
Industrial Conglomerates	18.5
Industrial Machinery	10.1
Railroads	6.9
Research & Consulting Services	3.0
Trading Companies & Distributors	3.3
Trucking	1.4
Other Industrials	2.5

Ten Largest Holdings (% of total net assets)

General Electric Co.	Industrial Conglomerates	9.8%
3M Co.	Industrial Conglomerates	4.2
Boeing Co.	Aerospace & Defense	3.9
Honeywell
International Inc.	Industrial Conglomerates	3.4
Union Pacific Corp.	Railroads	3.3
United Technologies
Corp.	Aerospace & Defense	3.3
United Parcel
Service Inc. Class B	Air Freight & Logistics	2.7
Lockheed Martin
Corp.	Aerospace & Defense	2.6
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	2.1
General Dynamics
Corp.	Aerospace & Defense	1.8
Top Ten		37.1%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.11% for Admiral Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		20.43%	15.93%	8.04%
Net Asset Value		20.37	15.92	8.05
Admiral Shares	5/8/2006	20.36	15.93	8.04

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Aerospace & Defense (20.0%)
	Boeing Co.	666,740	120,167
	United Technologies Corp.	889,551	100,119
	Lockheed Martin Corp.	299,850	79,934
	General Dynamics Corp.	294,349	55,870
	Raytheon Co.	333,929	51,475
	Northrop Grumman Corp.	190,422	47,051
	TransDigm Group Inc.	60,666	15,421
	L3 Technologies Inc.	87,914	14,798
	Textron Inc.	307,272	14,534
	Arconic Inc.	498,625	14,355
	Rockwell Collins Inc.	148,125	14,159
	Huntington Ingalls
	Industries Inc.	52,727	11,521
	Spirit AeroSystems
	Holdings Inc. Class A	138,418	8,528
	B/E Aerospace Inc.	115,654	7,356
	Orbital ATK Inc.	66,697	6,164
	Hexcel Corp.	104,418	5,741
*	Teledyne Technologies Inc.	37,656	4,948
	BWX Technologies Inc.	101,320	4,705
	Curtiss-Wright Corp.	47,811	4,677
	HEICO Corp. Class A	43,536	3,089
*	KLX Inc.	59,915	3,016
*	Esterline Technologies
	Corp.	31,873	2,834
*	Moog Inc. Class A	36,629	2,475
*	DigitalGlobe Inc.	70,390	2,228
*	Mercury Systems Inc.	53,571	2,001
	HEICO Corp.	23,006	1,890
*	TASER International Inc.	59,368	1,524
	Triumph Group Inc.	53,524	1,488
	Cubic Corp.	26,214	1,378
	AAR Corp.	37,454	1,289
*	Aerojet Rocketdyne
	Holdings Inc.	63,134	1,224
*	Wesco Aircraft Holdings
	Inc.	66,781	808
*	Engility Holdings Inc.	23,205	727
*	Aerovironment Inc.	23,729	641
*	Kratos Defense & Security
	Solutions Inc.	69,657	575
*	Astronics Corp.	17,083	572
*	National Presto Industries
	Inc.	5,400	538
*,^ KEYW Holding Corp.		50,056	497
*	Astronics Corp. Class B	5,016	172
			610,489
Air Freight & Logistics (5.8%)
	United Parcel Service Inc.
	Class B	783,924	82,908
	FedEx Corp.	287,104	55,405
	CH Robinson Worldwide
	Inc.	161,149	12,951
	Expeditors International of
	Washington Inc.	205,119	11,565
*	XPO Logistics Inc.	126,254	6,438

*	Hub Group Inc. Class A	37,912	1,914
	Forward Air Corp.	34,626	1,716
*	Atlas Air Worldwide
	Holdings Inc.	28,562	1,624
*	Air Transport Services
	Group Inc.	55,291	941
*	Echo Global Logistics Inc.	29,706	649
	Park-Ohio Holdings Corp.	9,075	405
			176,516
Airlines (5.6%)
	Delta Air Lines Inc.	851,637	42,522
	Southwest Airlines Co.	700,046	40,463
	American Airlines Group
	Inc.	589,211	27,316
*	United Continental
	Holdings Inc.	360,815	26,733
	Alaska Air Group Inc.	140,181	13,713
*	JetBlue Airways Corp.	368,504	7,355
*	Spirit Airlines Inc.	79,101	4,130
*	Hawaiian Holdings Inc.	57,579	2,801
	Allegiant Travel Co.
	Class A	15,017	2,614
	SkyWest Inc.	58,885	2,070
			169,717
Building Products (4.2%)
	Johnson Controls
	International plc	1,065,206	44,675
	Masco Corp.	373,344	12,612
	Fortune Brands Home
	& Security Inc.	175,480	10,148
	AO Smith Corp.	167,993	8,460
	Allegion plc	109,130	7,922
	Owens Corning	128,984	7,544
	Lennox International Inc.	44,101	7,260
*	USG Corp.	107,977	3,642
*	Masonite International
	Corp.	29,210	2,281
*	Trex Co. Inc.	33,521	2,280
	Universal Forest Products
	Inc.	23,121	2,215
*	Armstrong World Industries
	Inc.	47,244	2,173
	Simpson Manufacturing
	Co. Inc.	45,849	1,979
	Apogee Enterprises Inc.	33,025	1,888
	AAON Inc.	47,846	1,610
*	American Woodmark Corp.	16,735	1,447
*	Gibraltar Industries Inc.	33,837	1,403
*	Builders FirstSource Inc.	101,471	1,313
*	Patrick Industries Inc.	14,464	1,155
*	Continental Building
	Products Inc.	45,926	1,123
	Advanced Drainage
	Systems Inc.	47,407	1,045
	Griffon Corp.	33,704	848
	Insteel Industries Inc.	20,798	751
	Quanex Building Products
	Corp.	35,404	692

*	CSW Industrials Inc.	17,844	662
*	NCI Building Systems Inc.	40,317	645
*	PGT Innovations Inc.	56,578	569
*	Ply Gem Holdings Inc.	27,190	473
*	Armstrong Flooring Inc.	21,775	465
			129,280
Commercial Services & Supplies (5.6%)
	Waste Management Inc.	502,634	36,853
	Waste Connections Inc.	199,490	17,433
	Republic Services Inc.
	Class A	270,619	16,765
	Cintas Corp.	95,465	11,266
*	Stericycle Inc.	96,820	8,024
	KAR Auction Services Inc.	157,292	7,050
*	Copart Inc.	117,406	6,943
	Rollins Inc.	111,471	4,075
	Deluxe Corp.	55,200	4,062
*	Clean Harbors Inc.	62,060	3,597
	Healthcare Services Group
	Inc.	82,345	3,407
	Pitney Bowes Inc.	211,240	2,881
	Brink’s Co.	50,934	2,722
	MSA Safety Inc.	36,335	2,625
	Tetra Tech Inc.	65,081	2,620
	ABM Industries Inc.	59,981	2,447
	Matthews International Corp.
	Class A	36,697	2,417
	UniFirst Corp.	17,472	2,326
	HNI Corp.	50,525	2,315
	Covanta Holding Corp.	133,234	2,158
	G&K Services Inc. Class A	22,428	2,120
	Brady Corp. Class A	53,711	2,055
	Herman Miller Inc.	67,773	2,020
	Mobile Mini Inc.	50,693	1,650
*	ACCO Brands Corp.	122,261	1,638
	Steelcase Inc. Class A	99,231	1,588
	Interface Inc. Class A	73,567	1,390
	RR Donnelley & Sons Co.	79,928	1,340
	US Ecology Inc.	24,970	1,267
	West Corp.	52,437	1,254
	Knoll Inc.	55,960	1,251
	Multi-Color Corp.	15,515	1,112
	Viad Corp.	22,982	1,085
*	Team Inc.	31,270	1,074
	McGrath RentCorp	25,540	961
	Quad/Graphics Inc.	33,524	910
	LSC Communications Inc.	31,836	905
	Essendant Inc.	42,225	673
*	SP Plus Corp.	19,166	618
	Kimball International Inc.
	Class B	35,463	582
*	Civeo Corp.	136,836	480
	Ennis Inc.	29,305	479
*	InnerWorkings Inc.	46,138	448
	CECO Environmental Corp.	32,978	373
*	ARC Document Solutions
	Inc.	46,397	187
			169,446

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Construction & Engineering (1.9%)
	Fluor Corp.	158,415	8,775
	Jacobs Engineering Group
	Inc.	137,653	7,765
*	Quanta Services Inc.	171,725	6,409
*	AECOM	175,316	6,373
	EMCOR Group Inc.	68,966	4,240
	Valmont Industries Inc.	25,623	4,029
	Chicago Bridge & Iron Co.
	NV	113,544	3,812
*	MasTec Inc.	75,084	2,947
*	Dycom Industries Inc.	35,782	2,940
	KBR Inc.	161,847	2,436
	Granite Construction Inc.	45,037	2,387
	Comfort Systems USA
	Inc.	42,547	1,623
*	Tutor Perini Corp.	44,956	1,369
	Primoris Services Corp.	46,694	1,161
	Argan Inc.	15,508	1,068
*	Aegion Corp. Class A	39,356	896
*	MYR Group Inc.	18,480	693
*	NV5 Global Inc.	8,609	317
			59,240
Electrical Equipment (5.3%)
	Emerson Electric Co.	730,949	43,930
	Eaton Corp. plc	513,664	36,974
	Rockwell Automation Inc.	145,820	22,033
	AMETEK Inc.	263,179	14,204
	Acuity Brands Inc.	50,131	10,593
*	Sensata Technologies
	Holding NV	194,434	7,982
	Hubbell Inc. Class B	59,866	7,101
	Regal Beloit Corp.	50,987	3,796
	EnerSys	49,412	3,791
*	Generac Holdings Inc.	72,420	2,827
	AZZ Inc.	29,578	1,735
	Encore Wire Corp.	22,244	1,057
*	Atkore International Group
	Inc.	35,793	938
	General Cable Corp.	55,779	932
*	Babcock & Wilcox
	Enterprises Inc.	49,708	820
*	Thermon Group Holdings
	Inc.	36,689	740
*,^ Sunrun Inc.		63,613	362
	Powell Industries Inc.	10,547	344
*	Vicor Corp.	19,785	322
*,^ Plug Power Inc.		205,673	222
	Allied Motion Technologies
	Inc.	6,765	163
*,^ FuelCell Energy Inc.		27,949	43
*,^	Power Solutions
	International Inc.	4,763	25
			160,934
Industrial Conglomerates (18.5%)
	General Electric Co.	10,059,997	299,888
	3M Co.	683,974	127,459
	Honeywell International
	Inc.	823,332	102,505
	Roper Technologies Inc.	115,349	24,131
	Carlisle Cos. Inc.	73,353	7,577
	Raven Industries Inc.	41,231	1,218
			562,778
Machinery (17.1%)
	Caterpillar Inc.	665,327	64,311
	Illinois Tool Works Inc.	359,241	47,423
	Deere & Co.	303,920	33,276
	Cummins Inc.	181,791	26,994
	PACCAR Inc.	398,621	26,632

	Parker-Hannifin Corp.	151,697	23,489
	Ingersoll-Rand plc	293,767	23,313
	Stanley Black & Decker Inc. 171,359		21,788
	Fortive Corp.	353,849	20,399
	Dover Corp.	176,657	14,150
	Pentair plc	196,335	11,399
	Snap-on Inc.	65,985	11,196
	Xylem Inc.	204,022	9,818
*	Middleby Corp.	65,456	9,079
	Wabtec Corp.	101,356	8,121
	IDEX Corp.	86,758	7,998
	Toro Co.	124,422	7,491
	Nordson Corp.	58,534	7,026
	Flowserve Corp.	148,511	6,898
*	WABCO Holdings Inc.	59,586	6,690
	Donaldson Co. Inc.	143,333	6,156
	Graco Inc.	63,323	5,747
	Allison Transmission
	Holdings Inc.	159,475	5,738
	Oshkosh Corp.	84,474	5,735
	Lincoln Electric Holdings
	Inc.	67,415	5,677
	Trinity Industries Inc.	172,726	4,636
	AGCO Corp.	72,845	4,438
	Woodward Inc.	62,919	4,433
	ITT Inc.	100,058	4,099
*	Colfax Corp.	104,629	3,981
	Crane Co.	53,233	3,848
	Terex Corp.	120,139	3,753
	Timken Co.	79,687	3,522
	Kennametal Inc.	90,679	3,363
	Joy Global Inc.	111,628	3,147
	John Bean Technologies
	Corp.	33,157	2,964
	Barnes Group Inc.	57,865	2,900
*	Manitowoc Foodservice
	Inc.	149,268	2,845
	Hillenbrand Inc.	71,706	2,607
	Mueller Industries Inc.	61,988	2,592
*	Rexnord Corp.	116,273	2,578
*	RBC Bearings Inc.	26,888	2,509
	Mueller Water Products Inc.
	Class A	184,175	2,282
	Watts Water Technologies
	Inc. Class A	30,026	1,920
	Franklin Electric Co. Inc.	44,506	1,865
	Actuant Corp. Class A	66,578	1,768
*	SPX FLOW Inc.	47,348	1,610
	EnPro Industries Inc.	24,430	1,595
	ESCO Technologies Inc.	29,260	1,586
*	Proto Labs Inc.	28,309	1,546
*	Meritor Inc.	93,505	1,529
	Wabash National Corp.	70,377	1,488
	Albany International Corp.	32,721	1,484
	Standex International Corp.	14,398	1,375
*	Navistar International Corp.	50,729	1,371
^	Greenbrier Cos. Inc.	32,450	1,365
	Tennant Co.	19,060	1,339
	Astec Industries Inc.	20,853	1,317
*	Harsco Corp.	90,449	1,275
*	Chart Industries Inc.	34,973	1,245
*	SPX Corp.	47,156	1,244
*	TriMas Corp.	52,196	1,151
	Altra Industrial Motion Corp.	29,153	1,133
	Briggs & Stratton Corp.	48,142	1,030
	Federal Signal Corp.	67,629	1,006
	CIRCOR International Inc.	15,771	980
*	Lydall Inc.	19,301	979
	Lindsay Corp.	11,989	960

	Sun Hydraulics Corp.	25,726	952
*	Manitowoc Co. Inc.	151,079	919
	Douglas Dynamics Inc.	25,612	854
	Global Brass & Copper
	Holdings Inc.	24,729	832
	Alamo Group Inc.	11,005	827
	Kadant Inc.	12,362	765
	Gorman-Rupp Co.	22,542	702
	Titan International Inc.	52,025	689
*	Milacron Holdings Corp.	34,657	629
	Hyster-Yale Materials
	Handling Inc.	9,929	605
	NN Inc.	29,390	591
	Columbus McKinnon Corp.	21,869	564
	American Railcar Industries
	Inc.	9,763	435
*	Energy Recovery Inc.	38,693	325
*	Blue Bird Corp.	8,634	147
			521,038
Marine (0.2%)
*	Kirby Corp.	61,242	4,238
	Matson Inc.	48,504	1,646
			5,884
Professional Services (3.9%)
	Nielsen Holdings plc	406,459	18,031
	Equifax Inc.	136,188	17,856
*	IHS Markit Ltd.	407,855	16,233
*	Verisk Analytics Inc.
	Class A	180,901	15,000
	ManpowerGroup Inc.	76,330	7,407
	Robert Half International
	Inc.	146,735	7,078
*	TransUnion	123,498	4,581
	Dun & Bradstreet Corp.	41,729	4,404
*	WageWorks Inc.	41,668	3,208
	CEB Inc.	36,668	2,844
*	On Assignment Inc.	57,025	2,691
*	Advisory Board Co.	45,432	2,044
*	FTI Consulting Inc.	48,073	1,934
	Korn/Ferry International	59,071	1,826
	Exponent Inc.	29,171	1,676
	Insperity Inc.	17,021	1,417
*	TriNet Group Inc.	47,280	1,269
*	TrueBlue Inc.	48,681	1,263
*	Navigant Consulting Inc.	53,412	1,244
*	Huron Consulting Group
	Inc.	24,743	1,075
*	ICF International Inc.	20,658	887
*	CBIZ Inc.	58,159	774
	Kelly Services Inc. Class A	35,824	766
	Kforce Inc.	28,430	732
*	RPX Corp.	56,638	609
	Resources Connection Inc.	32,160	544
	Heidrick & Struggles
	International Inc.	19,452	476
*	Mistras Group Inc.	20,225	455
*	GP Strategies Corp.	15,023	370
*	Acacia Research Corp.	55,680	326
			119,020
Road & Rail (8.3%)
	Union Pacific Corp.	937,168	101,158
	CSX Corp.	1,065,156	51,724
	Norfolk Southern Corp.	331,990	40,181
	Kansas City Southern	122,337	10,843
	JB Hunt Transport
	Services Inc.	102,069	10,020
*	Old Dominion Freight Line
	Inc.	70,350	6,455

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Genesee & Wyoming Inc.
	Class A	69,709	5,168
	Ryder System Inc.	60,656	4,619
	Landstar System Inc.	47,473	4,121
*	Avis Budget Group Inc.	89,737	3,103
	AMERCO	7,805	3,015
	Knight Transportation Inc.	72,997	2,387
*	Swift Transportation Co.	93,739	2,036
	Werner Enterprises Inc.	53,319	1,493
*	Saia Inc.	28,789	1,392
*	Hertz Global Holdings Inc.	56,498	1,284
	Heartland Express Inc.	51,642	1,071
	ArcBest Corp.	27,948	820
	Marten Transport Ltd.	27,994	687
*	YRC Worldwide Inc.	32,025	411
	Celadon Group Inc.	32,361	261
*	Roadrunner Transportation
	Systems Inc.	33,332	251
			252,500
Trading Companies & Distributors (3.3%)
	Fastenal Co.	328,679	16,444
	WW Grainger Inc.	64,356	15,958
*	United Rentals Inc.	95,780	12,263
*	HD Supply Holdings Inc.	228,627	9,831
	Watsco Inc.	34,576	5,127
	MSC Industrial Direct
	Co. Inc. Class A	50,651	5,095
	Air Lease Corp. Class A	111,102	4,325
*	Univar Inc.	119,567	3,850
*	WESCO International Inc.	55,077	3,828
	Applied Industrial
	Technologies Inc.	42,197	2,660
*	Beacon Roofing Supply Inc.	58,025	2,637
	GATX Corp.	43,363	2,518
*	NOW Inc.	122,350	2,342
*	MRC Global Inc.	108,927	2,201
	Aircastle Ltd.	66,831	1,606
	Kaman Corp.	27,768	1,437
*	Herc Holdings Inc.	27,123	1,402
*	BMC Stock Holdings Inc.	64,082	1,346
*	Rush Enterprises Inc.
	Class A	34,280	1,182
	Triton International Ltd.	46,244	1,143
*	SiteOne Landscape
	Supply Inc.	24,780	972
	H&E Equipment Services
	Inc.	36,064	946
*	GMS Inc.	28,325	852
*	DXP Enterprises Inc.	18,684	654

* Veritiv Corp.	10,515	585
* CAI International Inc.	19,271	298
* Nexeo Solutions Inc.	29,592	274
* Rush Enterprises Inc.
Class B	6,037	193
		101,969
Transportation Infrastructure (0.2%)
Macquarie Infrastructure
Corp.	88,522	6,811
Total Common Stocks
(Cost $2,648,633)		3,045,622
Temporary Cash Investment (0.1%) [1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%
(Cost $786)	7,866	787
Total Investments (100.0%)
(Cost $2,649,419)		3,046,409

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		209
Receivables for Investment Securities Sold		9,951
Receivables for Accrued Income		9,712
Receivables for Capital Shares Issued		914
Other Assets[4]		185
Total Other Assets		20,971
Liabilities
Payables for Investment Securities
Purchased		(17,318)
Collateral for Securities on Loan		(783)
Payables for Capital Shares	Redeemed	(432)
Payables to Vanguard		(937)
Other Liabilities		(16)
Total Liabilities		(19,486)

Net Assets (100%)		3,047,894

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,664,742
Undistributed Net Investment Income	9,993
Accumulated Net Realized Losses	(23,827)
Unrealized Appreciation (Depreciation)
Investment Securities	396,990
Futures Contracts	(4)
Net Assets	3,047,894

ETF Shares—Net Assets
Applicable to 23,127,178 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,891,024
Net Asset Value Per Share—
ETF Shares	$125.01

Admiral Shares—Net Assets
Applicable to 2,442,584 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	156,870
Net Asset Value Per Share—
Admiral Shares	$64.22

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $605,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $783,000 of collateral received for securities on loan.
4 Cash of $180,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	28,973
Interest [1]	3
Securities Lending—Net	272
Total Income	29,248
Expenses
The Vanguard Group—Note B
Investment Advisory Services	193
Management and Administrative—
ETF Shares	925
Management and Administrative—
Admiral Shares	39
Marketing and Distribution—
ETF Shares	82
Marketing and Distribution—
Admiral Shares	6
Custodian Fees	50
Shareholders’ Reports—ETF Shares	34
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,331
Net Investment Income	27,917
Realized Net Gain (Loss)
Investment Securities Sold[1]	86,047
Futures Contracts	(42)
Realized Net Gain (Loss)	86,005
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	210,604
Futures Contracts	1
Change in Unrealized Appreciation
(Depreciation)	210,605
Net Increase (Decrease) in Net Assets
Resulting from Operations	324,527
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,000 and $0, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,917	44,292
Realized Net Gain (Loss)	86,005	57,227
Change in Unrealized Appreciation (Depreciation)	210,605	201,269
Net Increase (Decrease) in Net Assets Resulting from Operations	324,527	302,788
Distributions
Net Investment Income
ETF Shares	(25,724)	(58,676)
Admiral Shares	(1,014)	(1,953)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(26,738)	(60,629)
Capital Share Transactions
ETF Shares	267,929	205,564
Admiral Shares	67,204	3,504
Net Increase (Decrease) from Capital Share Transactions	335,133	209,068
Total Increase (Decrease)	632,922	451,227
Net Assets
Beginning of Period	2,414,972	1,963,745
End of Period [1]	3,047,894	2,414,972
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,993,000 and $8,799,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$111.57	$99.23	$103.95	$84.17	$67.82	$60.12
Investment Operations
Net Investment Income	1.177	2.083	1.914	1.508	1.517[1]	1.360
Net Realized and Unrealized Gain (Loss)
on Investments	13.438	13.204	(4.961)	19.332	16.321	7.557
Total from Investment Operations	14.615	15.287	(3.047)	20.840	17.838	8.917
Distributions
Dividends from Net Investment Income	(1.175)	(2.947)	(1.673)	(1.060)	(1.488)	(1.217)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.175)	(2.947)	(1.673)	(1.060)	(1.488)	(1.217)
Net Asset Value, End of Period	$125.01	$111.57	$99.23	$103.95	$84.17	$67.82

Total Return	13.21%	15.78%	-3.03%	24.83%	26.69%	15.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,891	$2,338	$1,898	$1,883	$1,104	$482
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.08%	1.83%	1.69%	1.97%	1.99%
Portfolio Turnover Rate[2]	6%	8%	4%	5%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$57.32	$50.98	$53.40	$43.24	$34.84	$30.89
Investment Operations
Net Investment Income	.607	1.069	.982	.780	.780[1]	.699
Net Realized and Unrealized Gain (Loss)
on Investments	6.897	6.783	(2.541)	9.922	8.382	3.878
Total from Investment Operations	7.504	7.852	(1.559)	10.702	9.162	4.577
Distributions
Dividends from Net Investment Income	(. 604)	(1.512)	(. 861)	(. 542)	(. 762)	(. 627)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 604)	(1.512)	(. 861)	(. 542)	(. 762)	(. 627)
Net Asset Value, End of Period	$64.22	$57.32	$50.98	$53.40	$43.24	$34.84

Total Return [2]	13.19%	15.77%	-2.98%	24.84%	26.70%	15.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$157	$77	$66	$71	$18	$14
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.08%	1.83%	1.69%	1.97%	1.99%
Portfolio Turnover Rate[3]	6%	8%	4%	5%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Industrials Index Fund

represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(suchasdeferredcompensation/benefitsandrisk/insurancecosts);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $209,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	16	1,890	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Industrials Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $93,187,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $16,635,000 to offset future net capital gains of $11,504,000 through August 31, 2018, and $5,131,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $2,649,509,000. Net unrealized appreciation of investment securities for tax purposes was $396,900,000, consisting of unrealized gains of $456,070,000 on securities that had risen in value since their purchase and $59,170,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $772,480,000 of investment securities and sold $435,353,000 of investment securities, other than temporary cash investments. Purchases and sales include $593,045,000 and $351,166,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	619,302	5,225	445,652	4,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(351,373)	(3,050)	(240,088)	(2,400)
Net Increase (Decrease)—ETF Shares	267,929	2,175	205,564	1,825
Admiral Shares
Issued	90,803	1,482	32,083	601
Issued in Lieu of Cash Distributions	931	16	1,846	36
Redeemed	(24,530)	(405)	(30,425)	(578)
Net Increase (Decrease)—Admiral Shares	67,204	1,093	3,504	59

At February 28, 2017, one shareholder was the record or beneficial owner of 46% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VGT	VITAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.21%	1.21%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	360	361	2,479
Median Market Cap $171.9B		$171.9B	$57.6B
Price/Earnings Ratio	26.3x	26.4x	24.7x
Price/Book Ratio	4.6x	4.6x	3.0x
Return on Equity	22.4%	22.4%	16.5%
Earnings Growth Rate	6.2%	6.2%	7.6%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.77
Beta	1.00	1.14
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	6.0%
Communications Equipment	5.6
Data Processing & Outsourced Services	11.1
Electronic Components	1.4
Electronic Manufacturing Services	1.2
Home Entertainment Software	1.2
Internet Software & Services	19.7
IT Consulting & Other Services	6.4
Semiconductor Equipment	2.0
Semiconductors	13.3
Systems Software	13.7
Technology Hardware, Storage & Peripherals	16.9
Other Information Technology	1.5

Ten Largest Holdings (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	14.2%
Alphabet Inc.	Internet Software
	& Services	9.8
Microsoft Corp.	Systems Software	9.2
Facebook Inc.	Internet Software
	& Services	6.2
Cisco Systems Inc. Communications
	Equipment	3.3
Intel Corp.	Semiconductors	3.3
Visa Inc.	Data Processing
	& Outsourced Services	3.2
International
Business	IT Consulting
Machines Corp.	& Other Services	3.2
Oracle Corp.	Systems Software	2.6
Mastercard Inc.	Data Processing
	& Outsourced Services	2.1
Top Ten		57.1%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		13.75%	16.05%	9.75%
Net Asset Value		13.73	16.05	9.75
Admiral Shares	3/25/2004	13.75	16.06	9.75

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Communications Equipment (5.6%)
	Cisco Systems Inc.	12,035,903	411,387
*	Palo Alto Networks Inc.	219,694	33,372
	Harris Corp.	298,129	32,764
	Motorola Solutions Inc.	357,786	28,254
	Juniper Networks Inc.	819,987	22,960
*	F5 Networks Inc.	156,395	22,407
*	CommScope Holding
	Co. Inc.	462,995	17,617
*	Arista Networks Inc.	109,392	13,017
	Brocade Communications
	Systems Inc.	965,695	11,888
*	ARRIS International plc	433,079	11,173
*	Finisar Corp.	264,727	8,863
*	Ciena Corp.	333,791	8,792
*	ViaSat Inc.	127,167	8,754
*	NetScout Systems Inc.	197,902	7,312
	InterDigital Inc.	81,928	6,886
*	EchoStar Corp. Class A	110,920	5,909
*	Viavi Solutions Inc.	556,571	5,577
*	Lumentum Holdings Inc.	115,697	5,310
*	NETGEAR Inc.	79,552	4,359
	Plantronics Inc.	80,127	4,292
*	Infinera Corp.	343,559	3,728
*	Oclaro Inc.	399,207	3,393
*	Ubiquiti Networks Inc.	68,696	3,376
*	Ixia	138,535	2,715
	ADTRAN Inc.	116,709	2,468
*	Mitel Networks Corp.	220,550	1,460
*	CalAmp Corp.	86,226	1,398
*	ShoreTel Inc.	161,475	1,050
*	Harmonic Inc.	184,353	995
*	Calix Inc.	103,451	714
*	Sonus Networks Inc.	114,430	675
	Comtech
	Telecommunications
	Corp.	53,525	611
			693,476
Electronic Equipment, Instruments
& Components (4.1%)
	TE Connectivity Ltd.	852,171	63,461
	Corning Inc.	2,281,887	63,003
	Amphenol Corp. Class A	739,836	51,204
*	Flex Ltd.	1,293,652	21,332
	CDW Corp.	346,094	20,385
*	Trimble Inc.	600,341	18,629
*	Arrow Electronics Inc.	214,545	15,490
*	Keysight Technologies Inc.	407,888	15,337
	Cognex Corp.	195,010	14,979
	Avnet Inc.	306,354	14,117
	FLIR Systems Inc.	328,532	12,060
*	Zebra Technologies Corp.	126,476	11,473
*	Coherent Inc.	58,860	10,747
*	IPG Photonics Corp.	89,254	10,559
	Jabil Circuit Inc.	400,168	10,208

	National Instruments Corp.	278,655	8,984
	Littelfuse Inc.	54,104	8,735
*	Universal Display Corp.	101,127	8,581
	SYNNEX Corp.	71,262	8,332
*	Tech Data Corp.	84,213	7,326
	Belden Inc.	100,595	7,107
*	Sanmina Corp.	176,731	6,892
	Dolby Laboratories Inc.
	Class A	136,776	6,687
*	Anixter International Inc.	71,282	5,938
*	Itron Inc.	87,200	5,642
*	VeriFone Systems Inc.	265,247	5,483
	Vishay Intertechnology Inc.	321,888	5,102
*	II-VI Inc.	134,752	4,797
*	Plexus Corp.	79,813	4,475
*,^	Knowles Corp.	213,383	4,039
*	Benchmark Electronics Inc.	116,552	3,625
*	Insight Enterprises Inc.	84,707	3,588
*	Rogers Corp.	43,077	3,554
	Methode Electronics Inc.	83,608	3,470
*	OSI Systems Inc.	43,656	3,292
*	Fabrinet	75,426	3,134
*	TTM Technologies Inc.	192,091	3,104
	Badger Meter Inc.	69,631	2,548
*	InvenSense Inc.	202,277	2,498
*	ScanSource Inc.	61,003	2,455
	MTS Systems Corp.	39,488	2,170
*,^	Fitbit Inc. Class A	346,240	2,150
*	ePlus Inc.	16,012	2,033
*	Novanta Inc.	78,448	1,906
	AVX Corp.	120,208	1,866
	CTS Corp.	73,959	1,620
*	FARO Technologies Inc.	39,328	1,357
*	Kimball Electronics Inc.	66,488	1,070
	Park Electrochemical Corp.	46,940	897
	Daktronics Inc.	89,919	843
	PC Connection Inc.	27,861	746
			499,030
Internet Software & Services (19.5%)
*	Facebook Inc. Class A	5,612,354	760,698
*	Alphabet Inc. Class C	744,662	613,013
*	Alphabet Inc. Class A	709,902	599,818
*	Yahoo! Inc.	2,173,554	99,245
*	eBay Inc.	2,546,783	86,336
*	Akamai Technologies Inc.	415,082	25,984
*,^	Twitter Inc.	1,370,105	21,607
	MercadoLibre Inc.	95,223	20,080
*	VeriSign Inc.	225,426	18,591
*	CoStar Group Inc.	78,211	15,891
*	IAC/InterActiveCorp	176,565	13,055
	LogMeIn Inc.	125,472	11,512
*,^ Zillow Group Inc.		275,862	9,363
	j2 Global Inc.	109,679	8,930
*	Pandora Media Inc.	532,484	6,592
*	Yelp Inc. Class A	187,873	6,331
*	GrubHub Inc.	163,589	5,735

*	Cornerstone OnDemand
	Inc.	127,509	5,326
*	Stamps.com Inc.	39,408	4,969
*	WebMD Health Corp.	90,122	4,677
*	GoDaddy Inc. Class A	125,729	4,633
*,^	Cimpress NV	57,182	4,587
*	Zillow Group Inc. Class A	123,537	4,155
*	Envestnet Inc.	93,284	3,605
	NIC Inc.	149,923	3,163
*	2U Inc.	83,969	3,069
*	SPS Commerce Inc.	40,611	2,247
*	Q2 Holdings Inc.	62,034	2,230
*	New Relic Inc.	62,907	2,213
*	Box Inc.	122,475	2,158
*	Quotient Technology Inc.	169,837	2,021
*	Shutterstock Inc.	45,971	2,005
*	Web.com Group Inc.	103,568	1,994
*	GTT Communications Inc.	66,293	1,850
*,^	Match Group Inc.	106,984	1,729
*,^	Twilio Inc. Class A	54,094	1,716
*,^	TrueCar Inc.	113,575	1,597
*	Five9 Inc.	95,559	1,520
*	Blucora Inc.	94,887	1,480
*	Endurance International
	Group Holdings Inc.	169,216	1,438
*,^	Gogo Inc.	134,346	1,424
*	Bankrate Inc.	130,304	1,420
*	CommerceHub Inc.	68,574	1,121
*	XO Group Inc.	60,348	1,112
*,^	Nutanix Inc.	36,292	1,088
*	Actua Corp.	74,324	1,018
*	LivePerson Inc.	130,343	919
*	Hortonworks Inc.	86,675	862
*	MINDBODY Inc. Class A	32,352	859
*	Benefitfocus Inc.	31,328	832
*	Bazaarvoice Inc.	170,803	760
*	Alarm.com Holdings Inc.	26,435	754
*	Instructure Inc.	29,654	679
*	RetailMeNot Inc.	74,715	669
*	DHI Group Inc.	113,228	561
*	CommerceHub Inc.
	Class A	30,826	509
*	Angie’s List Inc.	91,890	490
*	comScore Inc.	13,744	330
*	Appfolio Inc.	11,723	291
*	Internap Corp.	101,990	230
*	Rocket Fuel Inc.	59,950	169
			2,403,260
IT Services (17.6%)
	Visa Inc. Class A	4,478,108	393,805
	International Business
	Machines Corp.	2,165,972	389,485
	Mastercard Inc. Class A	2,308,076	254,950
	Accenture plc Class A	1,487,420	182,209
	Automatic Data
	Processing Inc.	1,081,900	111,025

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	PayPal Holdings Inc.	2,604,048	109,370
*	Cognizant Technology
	Solutions Corp. Class A	1,454,893	86,232
	Fidelity National
	Information Services Inc.	747,844	61,525
*	Fiserv Inc.	520,554	60,072
	Paychex Inc.	780,673	47,949
*	FleetCor Technologies Inc.	222,366	37,802
	Alliance Data Systems
	Corp.	124,616	30,279
	Global Payments Inc.	368,719	29,383
*	Vantiv Inc. Class A	385,896	25,230
	Computer Sciences Corp.	337,423	23,134
	Western Union Co.	1,166,403	22,908
	Total System Services Inc.	396,882	21,622
*	Gartner Inc.	198,209	20,457
	Broadridge Financial
	Solutions Inc.	285,245	19,776
	Jack Henry & Associates
	Inc.	187,014	17,536
	Leidos Holdings Inc.	324,775	17,310
	Booz Allen Hamilton
	Holding Corp. Class A	357,752	12,797
*	First Data Corp. Class A	769,840	12,394
	CSRA Inc.	391,504	11,675
*	WEX Inc.	102,599	11,412
	Sabre Corp.	504,494	11,053
*	Euronet Worldwide Inc.	119,134	9,862
*	Teradata Corp.	311,404	9,685
	MAXIMUS Inc.	154,892	9,242
	DST Systems Inc.	74,594	8,921
	Science Applications
	International Corp.	100,569	8,746
*	EPAM Systems Inc.	110,358	8,126
*	CoreLogic Inc.	206,903	8,109
*	CACI International Inc.
	Class A	58,216	7,300
*	Conduent Inc.	411,708	6,624
*	Square Inc.	377,874	6,545
*	Acxiom Corp.	185,600	5,293
	Convergys Corp.	228,235	4,994
*	Blackhawk Network
	Holdings Inc.	134,132	4,889
*	Cardtronics plc Class A	108,596	4,787
*	NeuStar Inc. Class A	131,421	4,357
	Travelport Worldwide Ltd.	295,960	3,759
*	ExlService Holdings Inc.	79,772	3,563
	CSG Systems
	International Inc.	77,615	3,059
	EVERTEC Inc.	151,343	2,550
*	Sykes Enterprises Inc.	93,333	2,541
	ManTech International
	Corp. Class A	61,166	2,240
*	Black Knight Financial
	Services Inc. Class A	57,685	2,221
*	Virtusa Corp.	68,286	2,118
*	Net 1 UEPS Technologies
	Inc.	130,951	1,742
	Cass Information Systems
	Inc.	26,363	1,718
*	Perficient Inc.	86,413	1,570
*	Unisys Corp.	112,765	1,567
	Syntel Inc.	80,182	1,418
	TeleTech Holdings Inc.	39,145	1,186
*	MoneyGram International
	Inc.	71,732	915
	Forrester Research Inc.	21,033	768
*	Everi Holdings Inc.	153,801	500
			2,162,305

Semiconductors & Semiconductor
Equipment (15.3%)
	Intel Corp.	11,362,424	411,320
	Broadcom Ltd.	964,615	203,466
	QUALCOMM Inc.	3,541,226	200,008
	Texas Instruments Inc.	2,396,633	183,630
	NVIDIA Corp.	1,292,474	131,160
	Applied Materials Inc.	2,591,923	93,879
	Analog Devices Inc.	739,024	60,548
*	Micron Technology Inc.	2,497,740	58,547
	Lam Research Corp.	390,591	46,301
	Skyworks Solutions Inc.	445,738	42,260
	Microchip Technology Inc.	517,568	37,534
	Linear Technology Corp.	575,812	37,186
	Xilinx Inc.	604,891	35,580
	KLA-Tencor Corp.	374,542	33,754
	Maxim Integrated Products
	Inc.	678,498	30,058
*	Advanced Micro Devices
	Inc.	1,887,027	27,286
*	Qorvo Inc.	305,950	20,223
	Marvell Technology Group
	Ltd.	1,044,293	16,291
*	ON Semiconductor Corp.	1,000,549	15,138
*	Microsemi Corp.	274,635	14,232
	Teradyne Inc.	483,667	13,756
*	Cavium Inc.	160,578	10,520
	Cypress Semiconductor
	Corp.	774,672	10,280
	MKS Instruments Inc.	128,227	8,412
*	Cirrus Logic Inc.	152,691	8,258
	Monolithic Power Systems
	Inc.	92,823	8,166
*	Integrated Device
	Technology Inc.	320,796	7,670
*	Versum Materials Inc.	246,138	7,460
*	Entegris Inc.	337,816	7,162
*	First Solar Inc.	187,223	6,776
*	Cree Inc.	241,286	6,549
*	Silicon Laboratories Inc.	95,303	6,433
*	Advanced Energy
	Industries Inc.	95,422	5,926
*	Semtech Corp.	157,815	5,279
*,^ Mellanox Technologies Ltd.		105,480	5,105
*,^ Ambarella Inc.		78,496	4,627
*	MACOM Technology
	Solutions Holdings Inc.	99,266	4,575
*	Synaptics Inc.	83,629	4,445
	Power Integrations Inc.	70,059	4,428
*	Inphi Corp.	89,299	4,192
	Xperi Corp.	116,022	4,159
	Cabot Microelectronics
	Corp.	59,205	4,098
*	MaxLinear Inc.	139,340	3,628
*	Kulicke & Soffa Industries
	Inc.	169,189	3,463
	Brooks Automation Inc.	164,533	3,432
*	Rambus Inc.	265,794	3,338
*	Veeco Instruments Inc.	97,960	2,679
*	Amkor Technology Inc.	256,095	2,515
*	Diodes Inc.	98,791	2,358
*	Lattice Semiconductor
	Corp.	289,294	2,045
*	Ultratech Inc.	61,314	1,769
*	Photronics Inc.	162,753	1,741
*	CEVA Inc.	51,314	1,714
*	FormFactor Inc.	159,510	1,699
*	Nanometrics Inc.	56,783	1,545
*	Rudolph Technologies Inc.	70,579	1,517

*	PDF Solutions Inc.	64,833	1,386
*,^	SunPower Corp. Class A	145,891	1,278
*	Xcerra Corp.	130,873	1,144
*	Exar Corp.	100,367	1,050
*	Alpha & Omega
	Semiconductor Ltd.	43,705	842
*,^ SolarEdge Technologies
	Inc.	54,631	800
	IXYS Corp.	58,377	721
*	NeoPhotonics Corp.	68,734	698
			1,888,039
Software (20.9%)
	Microsoft Corp.	17,710,483	1,133,117
	Oracle Corp.	7,383,182	314,450
*	Adobe Systems Inc.	1,192,279	141,094
*	salesforce.com Inc.	1,546,941	125,844
	Intuit Inc.	584,731	73,349
	Activision Blizzard Inc.	1,425,827	64,347
*	Electronic Arts Inc.	723,658	62,596
	Symantec Corp.	1,495,235	42,719
*	Autodesk Inc.	478,998	41,337
*	Red Hat Inc.	430,780	35,673
*	ServiceNow Inc.	397,690	34,567
*	Dell Technologies Inc.
	Class V	534,797	33,954
*	Citrix Systems Inc.	374,170	29,541
*	Synopsys Inc.	363,105	25,940
	CA Inc.	751,443	24,249
*	Workday Inc. Class A	292,274	24,238
*	ANSYS Inc.	207,262	22,127
*	Cadence Design Systems
	Inc.	686,927	21,226
	CDK Global Inc.	305,197	20,274
*	Splunk Inc.	322,335	19,898
	SS&C Technologies
	Holdings Inc.	437,323	15,315
*	PTC Inc.	277,001	14,928
*,^	VMware Inc. Class A	160,385	14,417
*	Fortinet Inc.	353,013	13,185
*	Ultimate Software Group
	Inc.	66,150	12,793
*	Tyler Technologies Inc.	83,440	12,654
*	Take-Two Interactive
	Software Inc.	207,784	11,839
*	Nuance Communications
	Inc.	654,913	11,153
*	Aspen Technology Inc.	185,054	10,759
*	Guidewire Software Inc.	176,193	9,627
	Fair Isaac Corp.	73,930	9,616
*	Manhattan Associates Inc.	170,986	8,575
	Mentor Graphics Corp.	223,029	8,274
	Blackbaud Inc.	113,823	8,141
*	Ellie Mae Inc.	80,709	7,712
*	Proofpoint Inc.	96,765	7,622
*	Tableau Software Inc.
	Class A	138,396	7,299
*	Verint Systems Inc.	151,781	5,730
*	ACI Worldwide Inc.	281,914	5,517
*	Paycom Software Inc.	100,338	5,401
*	TiVo Corp.	286,370	5,298
*	CommVault Systems Inc.	103,098	5,057
*	Zendesk Inc.	182,724	4,976
*	Zynga Inc. Class A	1,863,270	4,938
*	RealPage Inc.	135,027	4,557
*	MicroStrategy Inc.
	Class A	22,476	4,313
*	FireEye Inc.	366,974	4,132
	Pegasystems Inc.	91,778	3,946
^	Ebix Inc.	61,968	3,873

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	HubSpot Inc.	55,290	3,290
*	RingCentral Inc. Class A	122,284	3,265
*	8x8 Inc.	214,939	3,246
*	BroadSoft Inc.	72,551	3,105
	Progress Software Corp.	105,747	3,033
*	Imperva Inc.	70,584	2,894
*	Callidus Software Inc.	152,849	2,881
*	Synchronoss Technologies
	Inc.	96,721	2,619
*	Bottomline Technologies
	de Inc.	97,541	2,434
*	Qualys Inc.	68,858	2,407
*	Gigamon Inc.	69,662	2,372
	Monotype Imaging
	Holdings Inc.	100,444	2,024
*	Paylocity Holding Corp.	55,441	1,955
*	PROS Holdings Inc.	62,621	1,455
*	Barracuda Networks Inc.	56,759	1,343
*	A10 Networks Inc.	114,131	1,080
*	Silver Spring Networks Inc.	78,592	963
*	VASCO Data Security
	International Inc.	72,584	944
*	Workiva Inc.	51,296	767
*	Varonis Systems Inc.	27,684	758
*	Rubicon Project Inc.	79,568	695
	QAD Inc. Class A	24,124	662
*	Glu Mobile Inc.	268,306	518
*	Rapid7 Inc.	34,112	517
*	Jive Software Inc.	95,433	420
*	Tangoe Inc.	72,547	416
*	MobileIron Inc.	82,266	395
			2,578,645
Technology Hardware, Storage
& Peripherals (16.9%)
	Apple Inc.	12,785,354	1,751,466
	Hewlett Packard
	Enterprise Co.	3,994,949	91,165
	HP Inc.	4,102,739	71,265
	Western Digital Corp.	684,636	52,635
	Seagate Technology plc	705,610	34,003
	NetApp Inc.	668,462	27,962
	Xerox Corp.	2,062,635	15,346
*	NCR Corp.	297,825	14,316
* Electronics For Imaging
	Inc.	111,978	5,159
	Diebold Nixdorf Inc.	170,133	5,138

*,^ 3D Systems Corp.	256,217	3,894
* Super Micro Computer
Inc.	93,913	2,442
* Cray Inc.	97,147	2,025
* Nimble Storage Inc.	144,256	1,308
* Pure Storage Inc. Class A	92,162	1,051
* Eastman Kodak Co.	48,739	699
* Avid Technology Inc.	75,132	422
^ CPI Card Group Inc.	44,588	201
		2,080,497
Total Common Stocks
(Cost $9,004,162)		12,305,252
Temporary Cash Investment (0.2%) [1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%
(Cost $27,092)	270,909	27,094
Total Investments (100.1%)
(Cost $9,031,254)		12,332,346

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		815
Receivables for Investment Securities Sold 45,003
Receivables for Accrued Income		18,556
Receivables for Capital Shares Issued		6,855
Other Assets[4]		450
Total Other Assets		71,679
Liabilities
Payables for Investment Securities
Purchased		(53,135)
Collateral for Securities on Loan		(25,528)
Payables for Capital Shares Redeemed		(953)
Payables to Vanguard		(3,292)
Other Liabilities		(43)
Total Liabilities		(82,951)
Net Assets (100%)		12,321,074

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	9,056,556
Undistributed Net Investment Income	27,421
Accumulated Net Realized Losses	(63,966)
Unrealized Appreciation (Depreciation)
Investment Securities	3,301,092
Futures Contracts	(29)
Net Assets	12,321,074

ETF Shares—Net Assets
Applicable to 87,508,960 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,638,940

Net Asset Value Per Share—
ETF Shares	$133.00

Admiral Shares—Net Assets
Applicable to 10,015,551 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	682,134
Net Asset Value Per Share—
Admiral Shares	$68.11

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $24,088,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $25,528,000 of collateral received for securities on loan.
4 Cash of $450,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	75,523
Interest [1]	24
Securities Lending—Net	473
Total Income	76,020
Expenses
The Vanguard Group—Note B
Investment Advisory Services	708
Management and Administrative—
ETF Shares	4,067
Management and Administrative—
Admiral Shares	210
Marketing and Distribution—
ETF Shares	295
Marketing and Distribution—
Admiral Shares	29
Custodian Fees	40
Shareholders’ Reports—ETF Shares	179
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	4
Total Expenses	5,536
Net Investment Income	70,484
Realized Net Gain (Loss) on Investment
Securities Sold[1]	321,569
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	1,027,977
Futures Contracts	(29)
Change in Unrealized Appreciation
(Depreciation)	1,027,948
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,420,001
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $24,000 and $0, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,484	128,868
Realized Net Gain (Loss)	321,569	338,452
Change in Unrealized Appreciation (Depreciation)	1,027,948	916,055
Net Increase (Decrease) in Net Assets Resulting from Operations	1,420,001	1,383,375
Distributions
Net Investment Income
ETF Shares	(69,560)	(160,757)
Admiral Shares	(3,489)	(7,596)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(73,049)	(168,353)
Capital Share Transactions
ETF Shares	932,208	1,010,938
Admiral Shares	157,186	58,361
Net Increase (Decrease) from Capital Share Transactions	1,089,394	1,069,299
Total Increase (Decrease)	2,436,346	2,284,321
Net Assets
Beginning of Period	9,884,728	7,600,407
End of Period [1]	12,321,074	9,884,728
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,421,000 and $29,986,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$117.82	$102.35	$101.41	$77.63	$72.58	$59.17
Investment Operations
Net Investment Income	.775	1.566	1.277	1.135	1.011	.628
Net Realized and Unrealized Gain (Loss)
on Investments	15.241	16.049	.834	23.589	4.872	13.267
Total from Investment Operations	16.016	17.615	2.111	24.724	5.883	13.895
Distributions
Dividends from Net Investment Income	(. 836)	(2.145)	(1.171)	(. 944)	(. 833)	(. 485)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 836)	(2.145)	(1.171)	(. 944)	(. 833)	(. 485)
Net Asset Value, End of Period	$133.00	$117.82	$102.35	$101.41	$77.63	$72.58

Total Return	13.67%	17.48%	2.05%	32.04%	8.23%	23.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,639	$9,429	$7,259	$5,876	$3,497	$2,536
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.50%	1.35%	1.38%	1.53%	1.01%
Portfolio Turnover Rate[1]	6%	5%	3%	6%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$60.33	$52.41	$51.93	$39.75	$37.17	$30.30
Investment Operations
Net Investment Income	.397	.802	.655	.580	.521	.320
Net Realized and Unrealized Gain (Loss)
on Investments	7.811	8.216	.426	12.079	2.493	6.797
Total from Investment Operations	8.208	9.018	1.081	12.659	3.014	7.117
Distributions
Dividends from Net Investment Income	(. 428)	(1.098)	(. 601)	(. 479)	(. 434)	(. 247)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 428)	(1.098)	(. 601)	(. 479)	(. 434)	(. 247)
Net Asset Value, End of Period	$68.11	$60.33	$52.41	$51.93	$39.75	$37.17

Total Return [1]	13.68%	17.49%	2.09%	32.05%	8.24%	23.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$682	$456	$342	$241	$152	$95
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.50%	1.35%	1.38%	1.53%	1.01%
Portfolio Turnover Rate[2]	6%	5%	3%	6%	6%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal

Information Technology Index Fund

proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $815,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Information Technology Index Fund

The following table summarizes the market value of the fund’sinvestments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,305,252	—	—
Temporary Cash Investments	27,094	—	—
Futures Contracts—Liabilities[1]	(25)	—	—
Total	12,332,321	—	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	90	10,633	(29)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $302,803,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $82,732,000 to offset future net capital gains. Of this amount, $47,958,000 is subject to expiration dates; $7,582,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $34,774,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $9,031,254,000. Net unrealized appreciation of investment securities for tax purposes was $3,301,092,000, consisting of unrealized gains of $3,433,792,000 on securities that had risen in value since their purchase and $132,700,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $1,970,182,000 of investment securities and sold $895,116,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,455,059,000 and $588,213,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,526,902	12,376	1,784,206	16,565
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(594,694)	(4,900)	(773,268)	(7,450)
Net Increase (Decrease)—ETF Shares	932,208	7,476	1,010,938	9,115
Admiral Shares
Issued	222,783	3,510	172,599	3,127
Issued in Lieu of Cash Distributions	3,207	52	7,052	131
Redeemed	(68,804)	(1,097)	(121,290)	(2,228)
Net Increase (Decrease)—Admiral Shares	157,186	2,465	58,361	1,030

At February 28, 2017, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares

Ticker Symbol	VAW	VMIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.75%	1.75%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	123	123	2,479
Median Market Cap	$18.2B	$18.2B	$57.6B
Price/Earnings Ratio	25.8x	25.8x	24.7x
Price/Book Ratio	3.8x	3.8x	3.0x
Return on Equity	17.7%	17.7%	16.5%
Earnings Growth Rate	5.8%	5.8%	7.6%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.72
Beta	1.00	1.34
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Commodity Chemicals	6.2%
Construction Materials	4.7
Copper	2.1
Diversified Chemicals	19.4
Fertilizers & Agricultural Chemicals	9.7
Gold	2.8
Industrial Gases	7.6
Metal & Glass Containers	4.6
Paper Packaging	8.9
Paper Products	1.2
Specialty Chemicals	23.0
Steel	7.1
Other Materials	2.7

Ten Largest Holdings (% of total net assets)

Dow Chemical Co.	Diversified Chemicals	8.4%
EI du Pont de
Nemours & Co.	Diversified Chemicals	8.2
Monsanto Co.	Fertilizers & Agricultural
	Chemicals	6.0
Praxair Inc.	Industrial Gases	4.1
Ecolab Inc.	Specialty Chemicals	3.9
LyondellBasell
Industries NV	Commodity Chemicals	3.8
Air Products
& Chemicals Inc.	Industrial Gases	3.5
PPG Industries Inc.	Specialty Chemicals	3.3
Sherwin-Williams
Co.	Specialty Chemicals	2.9
International Paper
Co.	Paper Packaging	2.5
Top Ten		46.6%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		21.46%	11.13%	6.92%
Net Asset Value		21.43	11.10	6.92
Admiral Shares	2/11/2004	21.41	11.11	6.91

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%) [1]
Chemicals (65.9%)
	Dow Chemical Co.	3,124,311	194,520
	EI du Pont de Nemours
	& Co.	2,422,118	190,233
	Monsanto Co.	1,220,908	138,976
	Praxair Inc.	795,221	94,401
	Ecolab Inc.	731,116	90,636
	LyondellBasell Industries
	NV Class A	965,006	88,047
	Air Products & Chemicals
	Inc.	573,278	80,528
	PPG Industries Inc.	735,465	75,334
	Sherwin-Williams Co.	220,048	67,894
	Celanese Corp. Class A	398,878	35,568
	Eastman Chemical Co.	408,796	32,806
	Albemarle Corp.	313,436	31,817
	Mosaic Co.	927,124	28,917
	International Flavors
	& Fragrances Inc.	221,217	27,807
	Valspar Corp.	210,085	23,366
	FMC Corp.	372,636	21,471
	Ashland Global Holdings
	Inc.	173,323	20,913
	CF Industries Holdings Inc.	649,145	20,396
	RPM International Inc.	371,681	19,807
*	Axalta Coating Systems
	Ltd.	603,055	17,555
	Chemours Co.	506,715	17,056
	Olin Corp.	459,961	14,295
	WR Grace & Co.	195,212	13,829
	Huntsman Corp.	563,260	12,730
	NewMarket Corp.	26,379	11,493
	Scotts Miracle-Gro Co.	125,486	11,373
	Cabot Corp.	173,506	10,060
	Sensient Technologies
	Corp.	124,010	9,913
	Trinseo SA	124,402	8,602
	PolyOne Corp.	233,878	7,877
	Balchem Corp.	88,439	7,709
	Minerals Technologies Inc.	97,108	7,502
*	Platform Specialty Products
	Corp.	543,202	7,165
	HB Fuller Co.	140,250	6,930
	Westlake Chemical Corp.	107,814	6,839
*	Ingevity Corp.	117,340	6,333
*	Chemtura Corp.	166,951	5,534
*	GCP Applied Technologies
	Inc.	197,647	5,208
	Quaker Chemical Corp.	36,888	4,857
	Innospec Inc.	66,870	4,367
	Stepan Co.	56,025	4,236
	Tronox Ltd. Class A	180,570	3,129
*	Ferro Corp.	208,109	2,913

	Innophos Holdings Inc.	54,138	2,869
	A Schulman Inc.	81,656	2,756
^	Valvoline Inc.	113,521	2,545
*	Koppers Holdings Inc.	57,556	2,524
*	Kraton Corp.	85,851	2,338
*	AdvanSix Inc.	80,272	2,190
^,* Flotek Industries Inc.		148,904	2,013
	Calgon Carbon Corp.	141,111	1,990
	Chase Corp.	19,409	1,775
	Rayonier Advanced
	Materials Inc.	120,632	1,599
	Hawkins Inc.	26,358	1,303
	American Vanguard Corp.	73,032	1,150
	Tredegar Corp.	59,246	1,126
	Kronos Worldwide Inc.	63,827	885
	FutureFuel Corp.	66,391	878
^,* LSB Industries Inc.		70,439	766
*	Intrepid Potash Inc.	159,325	319
*	AgroFresh Solutions Inc.	60,235	163
			1,520,131
Construction Materials (4.7%)
	Vulcan Materials Co.	368,634	44,461
	Martin Marietta Materials
	Inc.	167,999	36,280
	Eagle Materials Inc.	134,338	13,932
*	Summit Materials Inc.
	Class A	287,817	6,876
*	Headwaters Inc.	206,267	4,744
*	US Concrete Inc.	41,625	2,622
	United States Lime
	& Minerals Inc.	6,097	464
			109,379
Containers & Packaging (13.5%)
	International Paper Co.	1,088,540	57,366
	WestRock Co.	699,565	37,581
	Ball Corp.	462,761	34,027
	Sealed Air Corp.	538,514	25,030
	Packaging Corp. of
	America	262,397	24,253
*	Crown Holdings Inc.	389,568	20,877
	Avery Dennison Corp.	248,017	20,018
*	Berry Plastics Group Inc.	358,281	18,032
	Sonoco Products Co.	278,195	14,834
	AptarGroup Inc.	174,598	13,009
	Bemis Co. Inc.	261,050	12,940
	Graphic Packaging Holding
	Co.	884,812	11,812
*	Owens-Illinois Inc.	428,441	8,483
	Silgan Holdings Inc.	107,243	6,394
	Greif Inc. Class A	71,821	4,096
*	Multi Packaging Solutions
	International Ltd.	86,201	1,536
	Myers Industries Inc.	66,602	936
			311,224

Metals & Mining (14.0%)
	Nucor Corp.	887,439	55,527
	Newmont Mining Corp.	1,478,857	50,636
*	Freeport-McMoRan Inc.	3,604,771	48,304
	Steel Dynamics Inc.	679,414	24,867
	United States Steel Corp.	480,681	18,612
	Reliance Steel
	& Aluminum Co.	202,206	17,117
*	Alcoa Corp.	406,433	14,058
	Royal Gold Inc.	181,766	12,006
*	Cliffs Natural Resources
	Inc.	761,429	8,117
*	AK Steel Holding Corp.	872,355	7,267
^	Compass Minerals
	International Inc.	94,108	7,133
	Commercial Metals Co.	321,988	6,804
	Worthington Industries Inc.	132,716	6,510
	Hecla Mining Co.	1,101,517	6,146
^	Allegheny Technologies
	Inc.	303,375	5,828
*	Stillwater Mining Co.	336,488	5,740
	Carpenter Technology
	Corp.	129,739	5,262
*	Coeur Mining Inc.	524,237	4,503
	Kaiser Aluminum Corp.	49,952	3,938
*	TimkenSteel Corp.	104,732	2,191
^	McEwen Mining Inc.	623,396	2,138
*	Century Aluminum Co.	144,712	2,038
	Materion Corp.	55,644	1,939
	Schnitzer Steel Industries
	Inc.	73,779	1,756
*	SunCoke Energy Inc.	169,525	1,653
	Haynes International Inc.	34,738	1,357
*	Ryerson Holding Corp.	45,518	494
			321,941
Paper & Forest Products (1.8%)
*	Louisiana-Pacific Corp.	395,299	9,321
	Domtar Corp.	174,196	6,635
	KapStone Paper and
	Packaging Corp.	255,236	5,768
	Schweitzer-Mauduit
	International Inc.	85,059	3,490
	Neenah Paper Inc.	46,702	3,421
*	Boise Cascade Co.	106,840	2,895
	PH Glatfelter Co.	121,125	2,677
*	Clearwater Paper Corp.	46,508	2,586
	Deltic Timber Corp.	30,327	2,254
	Mercer International Inc.	125,841	1,517
*	Resolute Forest Products
	Inc.	173,221	788
			41,352
Total Common Stocks
(Cost $2,173,567)			2,304,027

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.3%) [1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.864%
(Cost $6,726)	67,255	6,726
Total Investments (100.2%)
(Cost $2,180,293)		2,310,753

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		162
Receivables for Investment Securities Sold		5,983
Receivables for Accrued Income		3,402
Receivables for Capital Shares Issued		15,336
Other Assets [4]		59

Total Other Assets		24,942
Liabilities
Payables for Investment Securities
Purchased		(5,468)
Collateral for Securities on Loan		(6,725)
Payables for Capital Shares Redeemed		(345)
Payables to Vanguard		(900)
Other Liabilities		(15,019)
Total Liabilities		(28,457)
Net Assets (100%)		2,307,238

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,252,296
Undistributed Net Investment Income	6,061
Accumulated Net Realized Losses	(81,578)
Unrealized Appreciation(Depreciation)
Investment Securities	130,460
Futures Contracts	(1)
Net Assets	2,307,238

ETF Shares—Net Assets
Applicable to 16,962,563 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,018,591
Net Asset Value Per Share—
ETF Shares	$119.00

Admiral Shares—Net Assets
Applicable to 4,760,286 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	288,647
Net Asset Value Per Share—
Admiral Shares	$60.64

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,262,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $6,725,000 of collateral received for securities on loan.
4 Cash of $59,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	18,391
Interest [1]	2
Securities Lending—Net	54
Total Income	18,447
Expenses
The Vanguard Group—Note B
Investment Advisory Services	145
Management and Administrative—
ETF Shares	575
Management and Administrative—
Admiral Shares	94
Marketing and Distribution—
ETF Shares	57
Marketing and Distribution—
Admiral Shares	14
Custodian Fees	19
Shareholders’ Reports—ETF Shares	49
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	956
Net Investment Income	17,491
Realized Net Gain (Loss)
Investment Securities Sold[1]	30,173
Futures Contracts	(7)
Realized Net Gain (Loss)	30,166
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	145,782
Futures Contracts	(1)
Change in Unrealized Appreciation
(Depreciation)	145,781
Net Increase (Decrease) in Net Assets
Resulting from Operations	193,438
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $0, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,491	27,238
Realized Net Gain (Loss)	30,166	49,519
Change in Unrealized Appreciation (Depreciation)	145,781	121,531
Net Increase (Decrease) in Net Assets Resulting from Operations	193,438	198,288
Distributions
Net Investment Income
ETF Shares	(15,131)	(32,837)
Admiral Shares	(2,421)	(5,856)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(17,552)	(38,693)
Capital Share Transactions
ETF Shares	420,121	290,064
Admiral Shares	28,027	18,673
Net Increase (Decrease) from Capital Share Transactions	448,148	308,737
Total Increase (Decrease)	624,034	468,332
Net Assets
Beginning of Period	1,683,204	1,214,872
End of Period [1]	2,307,238	1,683,204
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,061,000 and $6,122,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$108.16	$96.39	$113.50	$90.94	$79.81	$77.59
Investment Operations
Net Investment Income	.987	1.980	2.126	1.847	1.993	1.537
Net Realized and Unrealized Gain (Loss)
on Investments	10.920	12.770	(17.344)	22.612	10.708	2.259
Total from Investment Operations	11.907	14.750	(15.218)	24.459	12.701	3.796
Distributions
Dividends from Net Investment Income	(1.067)	(2.980)	(1.892)	(1.899)	(1.571)	(1.576)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.067)	(2.980)	(1.892)	(1.899)	(1.571)	(1.576)
Net Asset Value, End of Period	$119.00	$108.16	$96.39	$113.50	$90.94	$79.81

Total Return	11.10%	15.83%	-13.56%	27.17%	16.08%	5.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,019	$1,448	$1,022	$1,323	$796	$642
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.87%	2.06%	1.86%	1.88%	2.32%	1.93%
Portfolio Turnover Rate[1]	5%	6%	4%	4%	7%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$55.11	$49.12	$57.84	$46.34	$40.66	$39.53
Investment Operations
Net Investment Income	.502	1.008	1.088	.936	1.014	.783
Net Realized and Unrealized Gain (Loss)
on Investments	5.572	6.505	(8.846)	11.528	5.464	1.151
Total from Investment Operations	6.074	7.513	(7.758)	12.464	6.478	1.934
Distributions
Dividends from Net Investment Income	(. 544)	(1.523)	(. 962)	(. 964)	(. 798)	(. 804)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 544)	(1.523)	(. 962)	(. 964)	(. 798)	(. 804)
Net Asset Value, End of Period	$60.64	$55.11	$49.12	$57.84	$46.34	$40.66

Total Return[1]	11.11%	15.80%	-13.54%	27.18%	16.12%	5.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$289	$235	$193	$175	$139	$123
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.87%	2.06%	1.86%	1.88%	2.32%	1.93%
Portfolio Turnover Rate[2]	5%	6%	4%	4%	7%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Materials Index Fund

represents feeschargedto borrowers plusincome earned oninvested cash collateral,less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $162,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	22	2,599	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Materials Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $48,482,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $63,262,000 to offset future net capital gains. Of this amount, $39,290,000 is subject to expiration dates; $18,156,000 may be used to offset future net capital gains through August 31, 2018, and $21,134,000 through August 31, 2019. Capital losses of $23,972,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $2,180,293,000. Net unrealized appreciation of investment securities for tax purposes was $130,460,000, consisting of unrealized gains of $269,021,000 on securities that had risen in value since their purchase and $138,561,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $630,458,000 of investment securities and sold $185,387,000 of investment securities, other than temporary cash investments. Purchases and sales include $530,653,000 and $141,925,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	562,228	4,850	490,113	4,832
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(142,107)	(1,275)	(200,049)	(2,050)
Net Increase (Decrease)—ETF Shares	420,121	3,575	290,064	2,782
Admiral Shares
Issued	75,125	1,302	86,862	1,723
Issued in Lieu of Cash Distributions	2,154	38	5,125	107
Redeemed	(49,252)	(848)	(73,314)	(1,482)
Net Increase (Decrease)—Admiral Shares	28,027	492	18,673	348

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VOX	VTCAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.05%	3.07%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	28	28	2,479
Median Market Cap	$51.4B	$51.4B	$57.6B
Price/Earnings Ratio	27.3x	28.1x	24.7x
Price/Book Ratio	2.3x	2.5x	3.0x
Return on Equity	6.4%	6.7%	16.5%
Earnings Growth Rate	25.0%	25.0%	7.6%
Dividend Yield	3.3%	3.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	23%	—	—
Short-Term Reserves	-0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.30
Beta	1.00	0.62
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	19.4%
Integrated Telecommunication Services	64.8
Wireless Telecommunication Services	15.8

Ten Largest Holdings (% of total net assets)

AT&T Inc.	Integrated
	Telecommunication
	Services	22.8%
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	22.6
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	4.5
Level 3
Communications Inc.	Alternative Carriers	4.5
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.0
Windstream	Integrated
Holdings Inc.	Telecommunication
	Services	3.3
Sprint Corp.	Wireless
	Telecommunication
	Services	3.1
Zayo Group
Holdings Inc.	Alternative Carriers	2.5
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	2.0
Lumos Networks
Corp.	Alternative Carriers	2.0
Top Ten		71.3%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Telecommunication Services IndexFund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		22.60%	13.69%	6.37%
Net Asset Value		22.56	13.66	6.37
Admiral Shares	3/11/2005	22.54	13.68	6.37

See Financial Highlights for dividend and capital gains information.

Telecommunication Services IndexFund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%) [1]
Diversified Telecommunication Services (84.0%)
	Alternative Carriers (19.4%)
*	Level 3 Communications
	Inc.	1,175,722	67,310
*	Zayo Group Holdings Inc.	1,203,522	37,935
*,2	Lumos Networks Corp.	1,663,081	29,453
	Cogent Communications
	Holdings Inc.	686,460	28,454
*	Vonage Holdings Corp.	4,516,013	27,186
*	ORBCOMM Inc.	3,097,538	26,546
*,^,2 pdvWireless Inc.		995,624	25,637
*,^ Globalstar Inc.		18,125,842	24,833
*,^ Iridium Communications
	Inc.	2,840,701	24,714

	Integrated Telecommunication Services (64.6%)
	AT&T Inc.	8,197,584	342,577
	Verizon Communications
	Inc.	6,863,278	340,625
	CenturyLink Inc.	2,500,168	60,654
^	Windstream Holdings Inc. 6,659,633		49,747
^	Frontier Communications
	Corp.	10,449,825	30,618
*	General Communication
	Inc. Class A	1,449,805	29,214
*	Cincinnati Bell Inc.	1,288,022	24,859
	IDT Corp. Class B	1,283,533	24,772
	Consolidated
	Communications
	Holdings Inc.	1,043,420	23,529
*,2	FairPoint Communications
	Inc.	1,447,434	22,942
	ATN International Inc.	325,493	22,260
			1,263,865
Equity Real Estate Investment Trusts (REITs) (0.0%)
	Specialized REITs (0.0%)
*	SBA Communications
	Corp. Class A	1,778	206

Wireless Telecommunication Services (15.7%)
*	T-Mobile US Inc.	1,081,081	67,600
*,^	Sprint Corp.	5,266,570	46,399
	Telephone & Data
	Systems Inc.	1,018,469	27,529
	Shenandoah
	Telecommunications Co.	928,399	26,088

2 Spok Holdings Inc.	1,317,047	23,970
*,2 NII Holdings Inc.	11,954,617	23,909
* United States Cellular
Corp.	559,855	20,933
		236,428
Total Common Stocks
(Cost $1,503,617)		1,500,499
Temporary Cash Investment (4.0%) [1]
Money Market Fund (4.0%)
[3,4] Vanguard Market
Liquidity Fund, 0.864%
(Cost $60,119)	601,146	60,121
Total Investments (103.7%)
(Cost $1,563,736)		1,560,620
Other Assets and Liabilities (-3.7%)
Other Assets		89,365
Liabilities[4]		(145,424)
		(56,059)
Net Assets (100%)		1,504,561

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		1,374,588
Affiliated Vanguard Funds		60,121
Other Affiliated Issuers		125,911
Total Investments in Securities		1,560,620
Investment in Vanguard		113
Receivables for Investment Securities Sold		87,998
Receivables for Accrued Income		323
Receivables for Capital Shares Issued		278
Other Assets		653
Total Assets		1,649,985
Liabilities
Payables for Investment Securities
Purchased		83,234
Collateral for Securities on Loan		60,071
Payables for Capital Shares	Redeemed	1,570
Payables to Vanguard		549
Total Liabilities		145,424
Net Assets		1,504,561

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,564,987
Undistributed Net Investment Income	8,708
Accumulated Net Realized Losses	(66,020)
Unrealized Appreciation (Depreciation)
Investment Securities	(3,116)
Futures Contracts	2
Net Assets	1,504,561

ETF Shares—Net Assets
Applicable to 14,787,497 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,445,076
Net Asset Value Per Share—
ETF Shares	$97.72

Admiral Shares—Net Assets
Applicable to 1,194,437 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	59,485
Net Asset Value Per Share—
Admiral Shares	$49.80

• See Note A in Notes toFinancial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $49,899,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 3.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $60,071,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services IndexFund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	22,203
Interest	6
Securities Lending—Net	414
Total Income	22,623
Expenses
The Vanguard Group—Note B
Investment Advisory Services	106
Management and Administrative—
ETF Shares	462
Management and Administrative—
Admiral Shares	22
Marketing and Distribution—
ETF Shares	57
Marketing and Distribution—
Admiral Shares	3
Custodian Fees	18
Shareholders’ Reports—ETF Shares	72
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	742
Net Investment Income	21,881
Realized Net Gain (Loss)
Investment Securities Sold	65,775
Futures Contracts	3
Realized Net Gain (Loss)	65,778
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(32,518)
Futures Contracts	2
Change in Unrealized Appreciation
(Depreciation)	(32,516)
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,143

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,881	38,141
Realized Net Gain (Loss)	65,778	88,022
Change in Unrealized Appreciation (Depreciation)	(32,516)	78,564
Net Increase (Decrease) in Net Assets Resulting from Operations	55,143	204,727
Distributions
Net Investment Income
ETF Shares	(23,701)	(46,291)
Admiral Shares	(1,053)	(1,424)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(24,754)	(47,715)
Capital Share Transactions
ETF Shares	(67,323)	535,585
Admiral Shares	(6,525)	35,852
Net Increase (Decrease) from Capital Share Transactions	(73,848)	571,437
Total Increase (Decrease)	(43,459)	728,449
Net Assets
Beginning of Period	1,548,020	819,571
End of Period [1]	1,504,561	1,548,020
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,708,000 and $11,581,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services IndexFund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$95.16	$83.80	$88.44	$78.54	$70.82	$65.11
Investment Operations
Net Investment Income	1.437	2.622	2.789	2.394	3.734[1]	2.105[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.706	12.811	(5.178)	10.749	6.455	5.614
Total from Investment Operations	4.143	15.433	(2.389)	13.143	10.189	7.719
Distributions
Dividends from Net Investment Income	(1.583)	(4.073)	(2.251)	(3.243)	(2.469)	(2.009)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.583)	(4.073)	(2.251)	(3.243)	(2.469)	(2.009)
Net Asset Value, End of Period	$97.72	$95.16	$83.80	$88.44	$78.54	$70.82

Total Return	4.41%	19.14%	-2.72%	17.08%	14.78%	12.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,445	$1,483	$795	$743	$511	$524
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.10%	3.20%	3.29%	4.56% [1]	3.24%
Portfolio Turnover Rate[3]	23%	20%	18%	19%	19%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
2 Calculated based on average shares outstanding
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services IndexFund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$48.50	$42.71	$45.07	$40.02	$36.09	$33.18
Investment Operations
Net Investment Income	.732	1.337	1.419	1.217	1.906[1]	1.082[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.375	6.529	(2.637)	5.486	3.284	2.845
Total from Investment Operations	2.107	7.866	(1.218)	6.703	5.190	3.927
Distributions
Dividends from Net Investment Income	(. 807)	(2.076)	(1.142)	(1.653)	(1.260)	(1.017)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 807)	(2.076)	(1.142)	(1.653)	(1.260)	(1.017)
Net Asset Value, End of Period	$49.80	$48.50	$42.71	$45.07	$40.02	$36.09

Total Return [3]	4.39%	19.14%	-2.66%	17.13%	14.80%	12.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59	$65	$24	$26	$21	$19
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.10%	3.20%	3.29%	4.56% [1]	3.24%
Portfolio Turnover Rate[4]	23%	20%	18%	19%	19%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services IndexFund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy),

Telecommunication Services IndexFund

the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securitiesloaned. The fundinvests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are onloan. Securitieslending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $113,000 representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Telecommunication Services IndexFund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	31	3,662	2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $54,098,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $77,701,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $32,416,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $1,563,736,000. Net unrealized depreciation of investment securities for tax purposes was $3,116,000, consisting of unrealized gains of $101,844,000 on securities that had risen in value since their purchase and $104,960,000 in unrealized losses on securities that had fallen in value since their purchase.

F. Duringthe six monthsendedFebruary 28, 2017,thefundpurchased $436,802,000 ofinvestment securitiesandsold$511,686,000ofinvestmentsecurities,otherthantemporarycashinvestments. Purchases and sales include $250,739,000 and $340,966,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	274,948	2,775	956,306	10,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(342,271)	(3,575)	(420,721)	(4,525)
Net Increase (Decrease)—ETF Shares	(67,323)	(800)	535,585	6,100
Admiral Shares
Issued	24,258	491	55,638	1,179
Issued in Lieu of Cash Distributions	944	19	1,210	28
Redeemed	(31,727)	(650)	(20,996)	(446)
Net Increase (Decrease)—Admiral Shares	(6,525)	(140)	35,852	761

Telecommunication Services IndexFund

At February 28, 2017, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds			Feb. 28,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
FairPoint Communications Inc.	21,062	4,984	5,627	—	—	22,942
Lumos Networks Corp.	24,351	6,011	7,379	—	—	29,453
NII Holdings Inc.	25,113	16,734	5,946	—	—	23,909
pdvWireless Inc.	22,562	7,614	4,381	—	—	25,637
Spok Holdings Inc.	21,005	6,371	5,158	447	—	23,970
Vanguard Market Liquidity Fund	71,748	NA2	NA2	6	—	60,121
Total	185,841			453	—	186,032
1 Includes net realized gain (loss) on affiliated investment securities sold of $1,038,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VPU	VUIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.33%	3.33%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	75	75	2,479
Median Market Cap	$25.0B	$25.0B	$57.6B
Price/Earnings Ratio	23.2x	23.2x	24.7x
Price/Book Ratio	2.0x	2.0x	3.0x
Return on Equity	9.5%	9.5%	16.5%
Earnings Growth Rate	2.6%	2.6%	7.6%
Dividend Yield	3.4%	3.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.04
Beta	1.00	0.26
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities	58.1%
Gas Utilities	5.7
Independent Power Producers
& Energy Traders	2.4
Multi-Utilities	29.8
Water Utilities	3.2
Other Utilities	0.8

Ten Largest Holdings (% of total net assets)

NextEra Energy Inc.	Electric Utilities	7.8%
Duke Energy Corp.	Electric Utilities	7.3
Southern Co.	Electric Utilities	6.4
Dominion Resources Inc.	Multi-Utilities	6.3
Exelon Corp.	Electric Utilities	4.3
PG&E Corp.	Electric Utilities	4.3
American Electric
Power Co. Inc.	Electric Utilities	4.2
Sempra Energy	Multi-Utilities	3.4
Edison International	Electric Utilities	3.3
PPL Corp.	Electric Utilities	3.2
Top Ten		50.5%
The holdings listedexcludeany temporary cashinvestments and
equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than theperformancedatacited.For performance data currenttothemostrecentmonth-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2006–February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		17.56%	10.71%	7.10%
Net Asset Value		17.52	10.71	7.11
Admiral Shares	4/28/2004	17.51	10.72	7.10

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.1%)
Electric Utilities (58.1%)
NextEra Energy Inc.	1,831,147	239,880
Duke Energy Corp.	2,706,587	223,429
Southern Co.	3,844,738	195,390
Exelon Corp.	3,625,395	133,088
PG&E Corp.	1,979,902	132,158
American Electric Power
Co. Inc.	1,931,694	129,366
Edison International	1,279,905	102,060
PPL Corp.	2,665,911	98,319
Xcel Energy Inc.	1,997,217	87,298
Eversource Energy	1,247,182	73,160
Entergy Corp.	704,400	53,999
FirstEnergy Corp.	1,637,033	53,089
Pinnacle West Capital
Corp.	437,167	35,931
Alliant Energy Corp.	893,931	35,292
Westar Energy Inc.
Class A	557,311	30,084
OGE Energy Corp.	785,274	28,922
Great Plains Energy Inc.	820,092	23,832
IDACORP Inc.	198,387	16,452
Portland General Electric
Co.	349,904	15,861
Hawaiian Electric
Industries Inc.	425,723	14,168
ALLETE Inc.	184,750	12,417
PNM Resources Inc.	317,146	11,512
Avangrid Inc.	244,592	10,694
MGE Energy Inc.	136,574	8,734
El Paso Electric Co.	160,028	7,817
Otter Tail Corp.	137,502	5,170
^ Spark Energy Inc.
Class A	23,469	634
		1,778,756
Gas Utilities (5.7%)
UGI Corp.	681,250	32,857
Atmos Energy Corp.	408,382	31,972
National Fuel Gas Co.	284,195	17,137
WGL Holdings Inc.	200,892	16,772
Southwest Gas Holdings
Inc.	186,917	15,987
ONE Gas Inc.	206,522	13,537
New Jersey Resources
Corp.	339,385	13,372
Spire Inc.	180,888	11,921

	South Jersey Industries
	Inc.	313,311	10,972
	Northwest Natural Gas Co.	109,019	6,552
	Chesapeake Utilities Corp.	60,666	4,183
			175,262
Independent Power and Renewable Electricity
Producers (3.3%)
	AES Corp.	2,616,030	30,137
	NRG Energy Inc.	1,246,249	20,638
*	Calpine Corp.	1,360,009	15,926
	Ormat Technologies Inc.	146,501	8,077
	NextEra Energy Partners
	LP	212,361	6,536
	Pattern Energy Group Inc.
	Class A	225,603	4,690
	NRG Yield Inc.	193,487	3,367
*	TerraForm Power Inc.
	Class A	216,056	2,487
*	Dynegy Inc.	299,264	2,406
^	8Point3 Energy Partners
	LP Class A	107,673	1,433
	TerraForm Global Inc.
	Class A	323,726	1,408
	NRG Yield Inc. Class A	81,149	1,364
^,* Vivint Solar Inc.		88,545	305
			98,774
Multi-Utilities (29.8%)
	Dominion Resources Inc.	2,466,969	191,535
	Sempra Energy	932,315	102,825
	Consolidated Edison Inc.	1,196,936	92,212
	Public Service Enterprise
	Group Inc.	1,989,239	91,465
	WEC Energy Group Inc.	1,241,020	74,796
	DTE Energy Co.	705,516	71,525
	Ameren Corp.	954,034	52,176
	CMS Energy Corp.	1,100,240	48,983
	CenterPoint Energy Inc.	1,608,710	43,950
	SCANA Corp.	533,816	37,020
	NiSource Inc.	1,269,588	30,356
	MDU Resources Group
	Inc.	730,111	19,793
	Vectren Corp.	325,765	18,357
	Black Hills Corp.	206,097	13,372
	NorthWestern Corp.	190,463	11,142
	Avista Corp.	251,534	10,029
	Unitil Corp.	52,660	2,349
			911,885

Water Utilities (3.2%)
American Water Works
Co. Inc.	699,525	54,563
Aqua America Inc.	697,499	22,139
California Water Service
Group	188,759	6,937
American States Water Co.	143,855	6,433
SJW Group	60,673	2,944
Connecticut Water Service
Inc.	44,464	2,537
Middlesex Water Co.	64,434	2,426
		97,979
Total Common Stocks
(Cost $2,844,331)		3,062,656
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.864%
(Cost $755)	7,554	754
Total Investments (100.1%)
(Cost $2,845,086)		3,063,410

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		212
Receivables for Accrued Income		14,349
Receivables for Capital Shares Issued		1,225
Total Other Assets		15,786
Liabilities
Payables for Investment Securities
Purchased		(2,135)
Collateral for Securities on Loan		(754)
Payables for Capital Shares Redeemed		(1,205)
Payables to Vanguard		(1,354)
Other Liabilities		(12,448)
Total Liabilities		(17,896)

Utilities Index Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,841,476
Undistributed Net Investment Income	16,543
Accumulated Net Realized Losses	(15,043)
Unrealized Appreciation (Depreciation)	218,324
Net Assets	3,061,300

ETF Shares—Net Assets
Applicable to 20,558,316 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,335,112
Net Asset Value Per Share—
ETF Shares	$113.58

Admiral Shares—Net Assets
Applicable to 12,743,531 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	726,188
Net Asset Value Per Share—
Admiral Shares	$56.98

• See Note A in Notes toFinancial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $700,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $754,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	49,299
Interest [1]	5
Securities Lending—Net	36
Total Income	49,340
Expenses
The Vanguard Group—Note B
Investment Advisory Services	206
Management and Administrative—
ETF Shares	736
Management and Administrative—
Admiral Shares	255
Marketing and Distribution—
ETF Shares	88
Marketing and Distribution—
Admiral Shares	35
Custodian Fees	28
Shareholders’ Reports—ETF Shares	74
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	1,429
Net Investment Income	47,911
Realized Net Gain (Loss)
Investment Securities Sold[1]	73,113
Futures Contracts	34
Realized Net Gain (Loss)	73,147
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	91,994
Net Increase (Decrease) in Net Assets
Resulting from Operations	213,052
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $5,000 and $0, respectively.

Statement of Changes in NetAssets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,911	88,162
Realized Net Gain (Loss)	73,147	206,278
Change in Unrealized Appreciation (Depreciation)	91,994	183,126
Net Increase (Decrease) in Net Assets Resulting from Operations	213,052	477,566
Distributions
Net Investment Income
ETF Shares	(38,192)	(65,440)
Admiral Shares	(12,102)	(17,938)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(50,294)	(83,378)
Capital Share Transactions
ETF Shares	(38,118)	357,214
Admiral Shares	(16,355)	172,991
Net Increase (Decrease) from Capital Share Transactions	(54,473)	530,205
Total Increase (Decrease)	108,285	924,393
Net Assets
Beginning of Period	2,953,015	2,028,622
End of Period [1]	3,061,300	2,953,015
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,543,000 and $18,926,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$107.35	$91.41	$94.61	$81.32	$77.69	$72.52
Investment Operations
Net Investment Income	1.788	3.355	3.337	3.127	3.043	2.880
Net Realized and Unrealized Gain (Loss)
on Investments	6.304	15.889	(3.261)	13.261	3.675	5.080
Total from Investment Operations	8.092	19.244	.076	16.388	6.718	7.960
Distributions
Dividends from Net Investment Income	(1.862)	(3.304)	(3.276)	(3.098)	(3.088)	(2.790)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.862)	(3.304)	(3.276)	(3.098)	(3.088)	(2.790)
Net Asset Value, End of Period	$113.58	$107.35	$91.41	$94.61	$81.32	$77.69

Total Return	7.66%	21.40%	-0.02%	20.55%	8.82%	11.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,335	$2,249	$1,581	$1,711	$1,356	$1,154
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.33%	3.38%	3.39%	3.59%	3.72%	3.93%
Portfolio Turnover Rate[1]	8%	3%	7%	7%	7%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$53.86	$45.86	$47.47	$40.80	$38.99	$36.40
Investment Operations
Net Investment Income	.895	1.683	1.676	1.569	1.529	1.452
Net Realized and Unrealized Gain (Loss)
on Investments	3.159	7.974	(1.641)	6.656	1.838	2.539
Total from Investment Operations	4.054	9.657	.035	8.225	3.367	3.991
Distributions
Dividends from Net Investment Income	(. 934)	(1.657)	(1.645)	(1.555)	(1.557)	(1.401)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 934)	(1.657)	(1.645)	(1.555)	(1.557)	(1.401)
Net Asset Value, End of Period	$56.98	$53.86	$45.86	$47.47	$40.80	$38.99

Total Return [1]	7.63%	21.42%	-0.01%	20.58%	8.83%	11.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$726	$704	$447	$442	$347	$310
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.33%	3.38%	3.39%	3.59%	3.72%	3.93%
Portfolio Turnover Rate[2]	8%	3%	7%	7%	7%	5%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. SecurityValuation:SecuritiesarevaluedasofthecloseoftradingontheNewYorkStockExchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at thelatestquoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for whichmarket quotations are not readily available, or whose valueshave been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fairvalue.InvestmentsinVanguard MarketLiquidityFundarevaluedatthatfund’snetassetvalue.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented 0% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell

Utilities Index Fund

or retain the collateral up to the net amount owed to the fund; however, such actions may be subject tolegal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experiencedelaysandcostsin recoveringthesecuritiesloaned.Thefundinvestscashcollateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income representsfeeschargedtoborrowers plusincome earnedoninvested cashcollateral,lessexpenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing,anddistributionservices atVanguard’scostofoperations (as defined bythe FSA).These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs ofoperations(such asdeferred compensation/benefitsand risk/insurance costs);thefund’sliability for these costs of operations isincluded in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017,the fund had contributedto Vanguard capitalinthe amountof $212,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Variousinputs may be used to determine the value of the fund’sinvestments. Theseinputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Utilities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $67,554,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $20,636,000 to offset future net capital gains. Of this amount, $6,018,000 is subject to expiration dates; $2,655,000 may be used to offset future net capital gains through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $14,618,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $2,845,086,000. Net unrealized appreciation of investment securities for tax purposes was $218,324,000, consisting of unrealized gains of $312,739,000 on securities that had risen in value since their purchase and $94,415,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2017, the fund purchased $387,514,000 of investment securities and sold $443,308,000 of investment securities, other than temporary cash investments. Purchases and sales include $262,690,000 and $325,774,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	287,940	2,684	1,178,906	11,352
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(326,058)	(3,075)	(821,692)	(7,700)
Net Increase (Decrease)—ETF Shares	(38,118)	(391)	357,214	3,652
Admiral Shares
Issued	123,850	2,317	305,428	5,854
Issued in Lieu of Cash Distributions	9,546	177	13,618	273
Redeemed	(149,751)	(2,821)	(146,055)	(2,814)
Net Increase (Decrease)—Admiral Shares	(16,355)	(327)	172,991	3,313

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2017
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2016	2/28/2017	Period[1]
Based on Actual Fund Return
Consumer Discretionary	ETF	$1,000.00	$1,084.30	$0.52
	Admiral	1,000.00	1,084.37	0.52
Consumer Staples	ETF	$1,000.00	$1,026.70	$0.50
	Admiral	1,000.00	1,026.55	0.50
Energy	ETF	$1,000.00	$1,047.28	$0.51
	Admiral	1,000.00	1,047.00	0.51
Financials	ETF	$1,000.00	$1,238.87	$0.56
	Admiral	1,000.00	1,238.50	0.56
Health Care	ETF	$1,000.00	$1,047.62	$0.51
	Admiral	1,000.00	1,047.92	0.51
Industrials	ETF	$1,000.00	$1,132.06	$0.53
	Admiral	1,000.00	1,131.92	0.58
Information Technology	ETF	$1,000.00	$1,136.67	$0.53
	Admiral	1,000.00	1,136.77	0.53
Materials	ETF	$1,000.00	$1,111.02	$0.52
	Admiral	1,000.00	1,111.07	0.52
Telecommunication Services	ETF	$1,000.00	$1,044.14	$0.51
	Admiral	1,000.00	1,043.90	0.51
Utilities	ETF	$1,000.00	$1,076.52	$0.51
	Admiral	1,000.00	1,076.30	0.51
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Consumer Staples	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Energy	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Financials	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Health Care	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Industrials	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.25	0.55
Information Technology	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Materials	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Telecommunication Services	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50
Utilities	ETF	$1,000.00	$1,024.30	$0.50
	Admiral	1,000.00	1,024.30	0.50

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for thatperiodare 0.10%fortheConsumer DiscretionaryIndexFundETFSharesand0.10%forthe AdmiralShares;0.10%fortheConsumer
StaplesIndex FundETF Shares and0.10% for the Admiral Shares; 0.10% for the EnergyIndex Fund ETF Shares and 0.10% for the Admiral
Shares; 0.10% for the Financials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Health Care Index Fund ETF Shares
and 0.10% for the Admiral Shares; 0.10% for the Industrials Index Fund ETF Shares and 0.11% for the Admiral Shares; 0.10% for the
Information TechnologyIndex Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Materials Index Fund ETF Shares and
0.10% for the Admiral Shares; 0.10% for the Telecommunication Services Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10%
for the Utilities IndexFund ETF Shares and 0.10% for the Admiral Shares. The dollar amounts shown as “Expenses Paid”are equal tothe annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdingsinshort-termreservesareexcluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (netincome divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary
through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through
February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010;
MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010;
MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010;
MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010;
MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index
through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010;
MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication
Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50
thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010;
MSCIUSIMI/Utilities 25/50thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguardfunds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Thomson Reuters Company, or Morningstar, Inc., unless
Direct Investor Account Services > 800-662-2739	otherwise noted.
Institutional Investor Services > 800-523-1036
Youcanobtain a freecopyofVanguard’sproxyvoting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
WhoAre DeaforHard of Hearing > 800-749-7273	bycallingVanguardat800-662-2739.Theguidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
the 12 months ended June 30. Toget the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s currentprospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	availableon theSEC’swebsite,andyoucanreceive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042017

Semiannual Report | February 28, 2017

Vanguard Extended Duration Treasury

Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• ETF Shares of Vanguard Extended Duration Treasury Index Fund returned –16.43% for the six months ended February 28, 2017, slightly better than the fund’s benchmark (–16.62%).

• The fund’s return trailed the average return of general U.S. Treasury securities because the broader Treasury market includes a wider range of maturities. Treasury prices declined across the maturity spectrum, but longer-term Treasuries (a focus of the fund) fell the most.

• U.S. bond prices declined as the markets grew more upbeat during the period about the prospect of faster growth and higher inflation. That sentiment accelerated following the November election of a new administration that promised more spending on infrastructure, greater deregulation, and possible changes in the federal tax code.

• The sell-off of longer-term Treasuries pushed down their prices and boosted their yields. The 30-day SEC yield of the fund’s ETF Shares began the period at 2.28% and ended it at 3.05%.

Total Returns: Six Months Ended February 28, 2017
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	3.05%
Market Price				-16.56%
Net Asset Value				-16.43
Institutional Shares	3.06	1.26%	-17.70%	-16.44
Institutional Plus Shares	3.09	1.27	-17.69	-16.42
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				-16.62
General U.S. Treasury Funds Average				-6.26
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.07%	0.06%	0.04%	0.42%
The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2017, the annualized expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and
0.04% for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

3

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
	Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

4

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2017

5

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics

			Institutional
	ETF	Institutional	Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.07%	0.06%	0.04%
30-Day SEC Yield	3.05%	3.06%	3.09%

Financial Attributes

		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	77	76

Yield to Maturity
(before expenses)	3.1%	3.1%

Average Coupon	0.0%	0.0%

Average Duration	24.4 years	24.6 years

Average Effective
Maturity	24.8 years	22.4 years

Short-Term Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
Bloomberg
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
10 - 20 Years	3.6%
20 - 30 Years	96.4%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for
Institutional Plus Shares.

6

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 28, 2017
		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38
2016	25.30	24.92
2017	-16.43	-16.62
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		1.69%	2.86%			7.71%
Net Asset Value		1.52	2.88			7.71
Institutional Shares	11/28/2007	1.53	2.91	3.66%	3.83%	7.49
Fee-Adjusted Returns		1.03	2.81			7.43
Institutional Plus Shares	8/28/2013	1.55	—	3.50	6.06	9.56
Fee-Adjusted Returns		1.04	—			9.40

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

7

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	2/15/37	5,015	2,765
United States Treasury Strip Coupon	0.000%	5/15/37	62,080	33,916
United States Treasury Strip Coupon	0.000%	8/15/37	49,990	27,041
United States Treasury Strip Coupon	0.000%	11/15/37	51,930	27,843
United States Treasury Strip Coupon	0.000%	2/15/38	47,960	25,516
United States Treasury Strip Coupon	0.000%	5/15/38	59,185	31,179
United States Treasury Strip Coupon	0.000%	8/15/38	38,155	19,909
United States Treasury Strip Coupon	0.000%	11/15/38	38,520	19,913
United States Treasury Strip Coupon	0.000%	2/15/39	30,860	15,799
United States Treasury Strip Coupon	0.000%	5/15/39	38,880	19,738
United States Treasury Strip Coupon	0.000%	8/15/39	29,955	15,066
United States Treasury Strip Coupon	0.000%	11/15/39	31,890	15,868
United States Treasury Strip Coupon	0.000%	2/15/40	34,380	16,964
United States Treasury Strip Coupon	0.000%	5/15/40	16,215	7,922
United States Treasury Strip Coupon	0.000%	8/15/40	30,850	14,921
United States Treasury Strip Coupon	0.000%	11/15/40	33,215	15,912
United States Treasury Strip Coupon	0.000%	2/15/41	44,505	21,136
United States Treasury Strip Coupon	0.000%	5/15/41	38,660	18,176
United States Treasury Strip Coupon	0.000%	8/15/41	42,735	19,885
United States Treasury Strip Coupon	0.000%	11/15/41	39,750	18,335
United States Treasury Strip Coupon	0.000%	2/15/42	42,565	19,480
United States Treasury Strip Coupon	0.000%	5/15/42	40,080	18,193
United States Treasury Strip Coupon	0.000%	8/15/42	47,080	21,190
United States Treasury Strip Coupon	0.000%	11/15/42	56,690	25,307
United States Treasury Strip Coupon	0.000%	2/15/43	54,625	24,138
United States Treasury Strip Coupon	0.000%	5/15/43	54,125	23,739
United States Treasury Strip Coupon	0.000%	8/15/43	43,290	18,794
United States Treasury Strip Coupon	0.000%	11/15/43	47,565	20,490
United States Treasury Strip Coupon	0.000%	2/15/44	49,075	21,003
United States Treasury Strip Coupon	0.000%	5/15/44	43,845	18,665
United States Treasury Strip Coupon	0.000%	8/15/44	43,930	18,625
United States Treasury Strip Coupon	0.000%	11/15/44	25,275	10,621
United States Treasury Strip Coupon	0.000%	2/15/45	26,870	11,224
United States Treasury Strip Coupon	0.000%	5/15/45	31,965	13,270
United States Treasury Strip Coupon	0.000%	8/15/45	36,355	15,025
United States Treasury Strip Coupon	0.000%	11/15/45	34,360	14,125
United States Treasury Strip Coupon	0.000%	2/15/46	30,425	12,422

8

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/46	27,150	11,008
United States Treasury Strip Coupon	0.000%	8/15/46	16,225	6,546
United States Treasury Strip Coupon	0.000%	11/15/46	1,150	462
United States Treasury Strip Coupon	0.000%	2/15/47	1,150	459
United States Treasury Strip Principal	0.000%	5/15/37	42,950	24,639
United States Treasury Strip Principal	0.000%	2/15/38	27,735	15,417
United States Treasury Strip Principal	0.000%	5/15/38	41,005	22,569
United States Treasury Strip Principal	0.000%	2/15/39	26,745	14,116
United States Treasury Strip Principal	0.000%	5/15/39	27,175	14,144
United States Treasury Strip Principal	0.000%	8/15/39	15,570	8,011
United States Treasury Strip Principal	0.000%	11/15/39	31,125	15,844
United States Treasury Strip Principal	0.000%	2/15/40	25,030	12,625
United States Treasury Strip Principal	0.000%	5/15/40	23,860	11,893
United States Treasury Strip Principal	0.000%	8/15/40	30,495	15,031
United States Treasury Strip Principal	0.000%	11/15/40	32,395	15,826
United States Treasury Strip Principal	0.000%	2/15/41	22,510	10,935
United States Treasury Strip Principal	0.000%	5/15/41	25,400	12,214
United States Treasury Strip Principal	0.000%	8/15/41	24,370	11,568
United States Treasury Strip Principal	0.000%	11/15/41	22,985	10,808
United States Treasury Strip Principal	0.000%	2/15/42	26,375	12,303
United States Treasury Strip Principal	0.000%	5/15/42	50,310	23,276
United States Treasury Strip Principal	0.000%	8/15/42	45,025	20,592
United States Treasury Strip Principal	0.000%	11/15/42	41,355	18,778
United States Treasury Strip Principal	0.000%	2/15/43	50,370	22,694
United States Treasury Strip Principal	0.000%	5/15/43	55,545	24,822
United States Treasury Strip Principal	0.000%	8/15/43	41,335	18,417
United States Treasury Strip Principal	0.000%	11/15/43	40,530	17,944
United States Treasury Strip Principal	0.000%	2/15/44	36,460	15,968
United States Treasury Strip Principal	0.000%	5/15/44	35,455	15,379
United States Treasury Strip Principal	0.000%	8/15/44	45,185	19,451
United States Treasury Strip Principal	0.000%	11/15/44	42,220	17,980
United States Treasury Strip Principal	0.000%	2/15/45	44,200	18,654
United States Treasury Strip Principal	0.000%	5/15/45	49,725	20,838
United States Treasury Strip Principal	0.000%	8/15/45	58,425	24,297
United States Treasury Strip Principal	0.000%	11/15/45	57,770	23,843
United States Treasury Strip Principal	0.000%	2/15/46	49,780	20,402
United States Treasury Strip Principal	0.000%	5/15/46	57,105	23,235
United States Treasury Strip Principal	0.000%	8/15/46	34,100	13,792
United States Treasury Strip Principal	0.000%	11/15/46	32,750	13,195
United States Treasury Strip Principal	0.000%	2/15/47	73,550	29,437
Total U.S. Government and Agency Obligations (Cost $1,319,180)				1,343,527

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $114)	0.864%		1,140	114
Total Investments (100.0%) (Cost $1,319,294)				1,343,641

9

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	94
Receivables for Investment Securities Sold	45,957
Receivables for Capital Shares Issued	4
Other Assets	2
Total Other Assets	46,057
Liabilities
Payables for Investment Securities Purchased	(45,606)
Payables for Capital Shares Redeemed	(416)
Payables to Vanguard	(522)
Total Liabilities	(46,544)
Net Assets (100%)	1,343,154

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,313,403
Undistributed Net Investment Income	6,038
Accumulated Net Realized Losses	(634)
Unrealized Appreciation (Depreciation)	24,347
Net Assets	1,343,154

ETF Shares—Net Assets
Applicable to 3,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	427,055
Net Asset Value Per Share—ETF Shares	$112.38

Institutional Shares—Net Assets
Applicable to 16,984,497 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	576,497
Net Asset Value Per Share—Institutional Shares	$33.94

Institutional Plus Shares—Net Assets
Applicable to 3,985,661 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	339,602
Net Asset Value Per Share—Institutional Plus Shares	$85.21

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Interest[1]	19,060
Total Income	19,060
Expenses
The Vanguard Group—Note B
Investment Advisory Services	21
Management and Administrative—ETF Shares	124
Management and Administrative—Institutional Shares	148
Management and Administrative—Institutional Plus Shares	48
Marketing and Distribution—ETF Shares	18
Marketing and Distribution—Institutional Shares	7
Marketing and Distribution—Institutional Plus Shares	1
Custodian Fees	1
Shareholders’ Reports—ETF Shares	17
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	386
Net Investment Income	18,674
Realized Net Gain (Loss) on Investment Securities Sold[1]	22,281
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(277,808)
Net Increase (Decrease) in Net Assets Resulting from Operations	(236,853)
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,674	35,248
Realized Net Gain (Loss)	22,281	45,970
Change in Unrealized Appreciation (Depreciation)	(277,808)	212,836
Net Increase (Decrease) in Net Assets Resulting from Operations	(236,853)	294,054
Distributions
Net Investment Income
ETF Shares	(7,991)	(12,598)
Institutional Shares	(8,824)	(14,501)
Institutional Plus Shares	(3,421)	(7,073)
Realized Capital Gain[1]
ETF Shares	(9,446)	(4,079)
Institutional Shares	(12,810)	(5,279)
Institutional Plus Shares	(4,467)	(2,699)
Total Distributions	(46,959)	(46,229)
Capital Share Transactions
ETF Shares	(66,545)	154,937
Institutional Shares	36,268	70,728
Institutional Plus Shares	124,562	(40,014)
Net Increase (Decrease) from Capital Share Transactions	94,289	185,651
Total Increase (Decrease)	(189,523)	433,476
Net Assets
Beginning of Period	1,532,677	1,099,201
End of Period[2]	1,343,154	1,532,677
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $372,000 and $289,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,038,000 and $7,600,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$139.77	$116.00	$113.24	$95.57	$131.02	$100.09
Investment Operations
Net Investment Income	1.660	3.420	3.524	3.311	3.695	3.566
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(24.746)	25.019	3.113	18.824	(30.430)	33.594
Total from Investment Operations	(23.086)	28.439	6.637	22.135	(26.735)	37.160
Distributions
Dividends from Net Investment Income	(1.850)	(3.414)	(3.506)	(3.236)	(3.779)	(3.628)
Distributions from Realized Capital Gains	(2.454)	(1.255)	(.371)	(1.229)	(4.936)	(2.602)
Total Distributions	(4.304)	(4.669)	(3.877)	(4.465)	(8.715)	(6.230)
Net Asset Value, End of Period	$112.38	$139.77	$116.00	$113.24	$95.57	$131.02

Total Return	-16.43%	25.30%	5.90%	24.17%	-21.34%	37.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$427	$615	$365	$249	$158	$203
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.77%	2.93%	3.59%	3.15%	3.06%
Portfolio Turnover Rate [2]	20%	20%	16%	17%	31%	47%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase and redemption fees of $0.20, $0.06, $0.05, $0.19, $0.10, and $0.18. Effective May 23, 2012, the
redemption fee was eliminated.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.20	$35.02	$34.18	$28.85	$39.55	$30.19
Investment Operations
Net Investment Income	.504	1.036	1.069	1.006	1.121	1.084
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(7.464)	7.558	.947	5.678	(9.183)	10.162
Total from Investment Operations	(6.960)	8.594	2.016	6.684	(8.062)	11.246
Distributions
Dividends from Net Investment Income	(.560)	(1.035)	(1.064)	(.983)	(1.148)	(1.101)
Distributions from Realized Capital Gains	(.740)	(. 379)	(.112)	(. 371)	(1.490)	(.785)
Total Distributions	(1.300)	(1.414)	(1.176)	(1.354)	(2.638)	(1.886)
Net Asset Value, End of Period	$33.94	$42.20	$35.02	$34.18	$28.85	$39.55

Total Return[2]	-16.44%	25.33%	5.89%	24.27%	-21.30%	37.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$576	$660	$484	$529	$375	$586
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.08%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.78%	2.95%	3.61%	3.17%	3.08%
Portfolio Turnover Rate [3]	20%	20%	16%	17%	31%	47%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase and redemption fees of $0.05, $0.02, $0.01, $0.06, $0.03, and $0.05. Effective May 23, 2012, the
redemption fee was eliminated.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months				Aug. 28,
	Ended				2013[1] to
	February 28,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$105.93	$87.92	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	1.272	2.620	2.701	2.542	—
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(18.716)	18.958	2.389	14.260	.960
Total from Investment Operations	(17.444)	21.578	5.090	16.802	.960
Distributions
Dividends from Net Investment Income	(1.416)	(2.616)	(2.688)	(2.491)	—
Distributions from Realized Capital Gains	(1.860)	(.952)	(.282)	(.931)	—
Total Distributions	(3.276)	(3.568)	(2.970)	(3.422)	—
Net Asset Value, End of Period	$85.21	$105.93	$87.92	$85.80	$72.42

Total Return[3]	-16.42%	25.34%	5.93%	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$340	$258	$250	$324	$25
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.06%	0.08%	0.08%[4]
Ratio of Net Investment Income to
Average Net Assets	2.89%	2.80%	2.97%	3.63%	3.19%[4]
Portfolio Turnover Rate [5]	20%	20%	16%	17%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Includes increases from purchase fees of $0.10, $0.05, $0.04, $0.15, and $0.07.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in capital.

16

Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $94,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,343,527	—
Temporary Cash Investments	114	—	—
Total	114	1,343,527	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

17

Extended Duration Treasury Index Fund

During the six months ended February 28, 2017, the fund realized $22,386,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At February 28, 2017, the cost of investment securities for tax purposes was $1,319,294,000. Net unrealized appreciation of investment securities for tax purposes was $24,347,000, consisting of unrealized gains of $58,255,000 on securities that had risen in value since their purchase and $33,908,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2017, the fund purchased $322,030,000 of investment securities and sold $274,848,000 of investment securities, other than temporary cash investments. Purchases and sales include $11,217,000 and $139,305,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	73,391	550	241,630	1,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(139,936)	(1,150)	(86,693)	(700)
Net Increase (Decrease)—ETF Shares	(66,545)	(600)	154,937	1,250
Institutional Shares
Issued[1]	229,707	6,844	120,369	3,103
Issued in Lieu of Cash Distributions	21,073	631	19,486	545
Redeemed	(214,512)	(6,135)	(69,127)	(1,832)
Net Increase (Decrease) —Institutional Shares	36,268	1,340	70,728	1,816
Institutional Plus Shares
Issued[1]	122,156	1,517	—	—
Issued in Lieu of Cash Distributions	7,888	94	9,772	109
Redeemed	(5,482)	(56)	(49,786)	(516)
Net Increase (Decrease) —Institutional Plus Shares	124,562	1,555	(40,014)	(407)
1 Includes purchase fees for fiscal 2017 and 2016 of $2,020,000 and $653,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to
February 28, 2017, that would require recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$835.67	$0.32
Institutional Shares	1,000.00	835.60	0.27
Institutional Plus Shares	1,000.00	835.83	0.18
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.45	$0.35
Institutional Shares	1,000.00	1,024.50	0.30
Institutional Plus Shares	1,000.00	1,024.60	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

21

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

22

Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk
Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Extended Duration Treasury Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Duration Treasury Index Fund
particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Extended Duration Treasury Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Extended Duration Treasury Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Extended Duration Treasury Index
Fund or any owners or purchasers of Vanguard Extended Duration Treasury Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Extended Duration Treasury Index Fund, or the owners of Vanguard Extended Duration Treasury
Index Fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Extended Duration Treasury
Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Extended Duration Treasury Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD EXTENDED DURATION
TREASURY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED
THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE
RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION
OF THE BLOOMBERG BARCLAYS U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX, AND BARCLAYS SHALL NOT
BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT
TO THE BLOOMBERG BARCLAYS U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX. BARCLAYS MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR
CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042017

Semiannual Report | February 28, 2017

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Mega Cap Index Fund.	6
Mega Cap Growth Index Fund.	22
Mega Cap Value Index Fund.	36
About Your Fund’s Expenses.	50
Glossary.	52

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Value stocks generally outperformed their growth brethren over the six months ended February 28, 2017. This trend was reflected in the performance of the Vanguard Mega Cap Index Funds.

• Results for the half year ranged from about 11% for the Value Index Fund to about 9% for the Growth Index Fund. The Mega Cap Index Fund, which includes both value and growth stocks, returned about 10%.

• All three funds closely tracked their target indexes. The Mega Cap Index and Growth Index Funds exceeded the average returns of their peers, while the Value Index Fund slightly trailed its peers.

• Across all three funds, only the consumer services sector of the Value Index Fund posted negative returns.

• Financials was the top contributor for the Mega Cap Index and Value Index Funds, while technology contributed the most to the Growth Index Fund.

Total Returns: Six Months Ended February 28, 2017
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	10.32%
Net Asset Value	10.32
Institutional Shares	10.33
CRSP US Mega Cap Index	10.36
Large-Cap Core Funds Average	9.23
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	9.37%
Net Asset Value	9.37
Institutional Shares	9.38
CRSP US Mega Cap Growth Index	9.41
Large-Cap Growth Funds Average	7.44
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	11.17%
Net Asset Value	11.18
Institutional Shares	11.19
CRSP US Mega Cap Value Index	11.22
Large-Cap Value Funds Average	11.57

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.07%	0.06%	1.07%
Mega Cap Growth Index Fund	0.07	0.06	1.14
Mega Cap Value Index Fund	0.07	0.06	1.09

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2017, the annualized expense ratios were: for the Mega Cap Index Fund, 0.07% for ETF Shares and
0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the
Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the
Mega Cap Value Index Fund, Large-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, a Vanguard client asked us to help improve its defined contribution retirement plan. New hires were participating in the plan at lower rates than in previous years, and the client wanted to reverse this trend. Another priority was to help more participants invest their retirement savings in balanced portfolios.

The overall goal of this longtime client: Give employees a better chance to achieve financial security in retirement.

Today, that plan automatically enrolls employees at a 5% contribution rate, puts them in a low-cost target-date fund that takes on less risk as they near retirement, and offers a comprehensive suite of advice services. On top of that, employees get an employer contribution of 5% and are eligible for a company match.

Because of this combination of attractive features and generous employer contributions, nearly all new hires now participate in the plan, 81% of plan participants invest their retirement savings in balanced portfolios, and 87% of participants meet or exceed Vanguard’s recommended total retirement savings target. (Vanguard generally recommends that retirement investors save 12%–15% of pay, including company matches.)

3

Changing the retirement landscape

Am I singling out an isolated Vanguard success story? Absolutely not.

Stories like these are becoming increasingly common with employer-based retirement plans, particularly among large and midsize companies. Solutions such as automatic enrollment, automatic contribution increases, and default investment in target-date funds are having a positive effect.

Insights from the relatively new discipline of behavioral finance have contributed to the advances. Simply put, retirement plans are making natural human inertia work for future retirees, rather than against them, by putting savings on autopilot as much as possible.

More than 60% of Vanguard participants are in plans with automatic enrollment, which has led to a big jump in participation. Today, more than four-fifths of eligible employees are saving for retirement, compared with only two-thirds ten years ago.

In addition, many plans have adopted automatic-escalation features, which increase plan contributions at regular intervals until a maximum level is reached or an employee opts out. Automatic increases are a crucial tool for boosting retirement savings rates.

The growing use of target-date funds is another enormous benefit. More than 70% of all participants in Vanguard plans invest at least part of their retirement savings in

Market Barometer
	Total Returns
		Periods Ended February 28, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.10%	25.53%	13.94%
Russell 2000 Index (Small-caps)	12.61	36.11	12.89
Russell 3000 Index (Broad U.S. market)	10.29	26.29	13.85
FTSE All-World ex US Index (International)	5.40	19.87	4.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.19%	1.42%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.80	0.25	3.07
Citigroup Three-Month U.S. Treasury Bill Index	0.19	0.32	0.10

CPI
Consumer Price Index	1.14%	2.74%	1.36%

4

these age-appropriate, diversified strategies. And nearly 50% of Vanguard participants are invested solely in a single target-date fund.

Consider a do-it-yourself autopilot

But what if you don’t have access to a world-class, employer-based retirement plan? Unfortunately, not everyone does, which is an important policy issue.

However, you can still put the features of these plans to work. For example, you can set up automatic contributions from your paycheck to an IRA. And you can adopt your own automatic escalation by investing any pay raises.

You can also take a page from top-quality retirement plans by considering a low-cost, globally diversified target-date fund. The beauty of this approach is that you don’t need to remember to rebalance your portfolio—the fund does it for you.

Of course, you can take a more active role in picking your own investments, and this can be a good choice for some. But keep in mind the lessons from successful employer-based plans: Busy workers, faced with a lot of competing priorities, are often best served by putting their retirement savings on autopilot.

Winning by default

In highlighting some recent successes in retirement savings, I don’t want to minimize the challenges we still face. We’re living in a slow-growth, uncertain world, and investment returns for both stocks and bonds could well be modest in the coming decade.

But I believe the innovations we’ve seen in the last ten years in many retirement plans—you might call it the “default revolution”—point the way toward a solution. And that even goes for people whose employers don’t have a world-class retirement plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2017

5

Mega Cap Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGC	VMCTX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	2.01%	2.01%

Portfolio Characteristics
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Number of Stocks	275	276	3,807
Median Market Cap	$111.3B	$111.3B	$57.6B
Price/Earnings Ratio	23.1x	23.1x	24.8x
Price/Book Ratio	3.1x	3.2x	3.0x
Return on Equity	17.9%	17.7%	16.4%
Earnings Growth
Rate	6.7%	7.1%	7.6%
Dividend Yield	2.1%	2.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	2.6%
Consumer Goods	9.7	9.7	9.8
Consumer Services	13.7	13.7	13.1
Financials	18.9	18.9	20.6
Health Care	13.9	13.9	12.6
Industrials	10.9	10.9	12.8
Oil & Gas	6.7	6.7	6.2
Technology	18.8	18.8	17.1
Telecommunications	2.8	2.8	2.1
Utilities	2.7	2.7	3.1

Volatility Measures
		DJ
	CRSP US	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.96
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.9%
Alphabet Inc.	Internet	2.8
Microsoft Corp.	Software	2.7
Amazon.com Inc.	Broadline Retailers	1.9
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
Johnson & Johnson	Pharmaceuticals	1.9
Berkshire Hathaway Inc. Reinsurance		1.9
JPMorgan Chase & Co.	Banks	1.8
Facebook Inc.	Internet	1.8
General Electric Co.	Diversified Industrials	1.5
Top Ten		22.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

6

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		11.80%	14.55%	7.18%
Net Asset Value		11.78	14.54	7.17
Institutional Shares	2/22/2008	11.79	14.57	8.12

See Financial Highlights for dividend and capital gains information.

7

Mega Cap Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.9%)
Dow Chemical Co.	80,806	5,031
EI du Pont de
Nemours & Co.	62,811	4,933
Praxair Inc.	20,625	2,448
Ecolab Inc.	18,868	2,339
Air Products &
Chemicals Inc.	15,686	2,204
LyondellBasell Industries
NV Class A	23,495	2,144
PPG Industries Inc.	18,971	1,943
International Paper Co.	29,711	1,566
Nucor Corp.	23,030	1,441
		24,049
Consumer Goods (9.7%)
Procter & Gamble Co.	193,102	17,586
Philip Morris
International Inc.	111,949	12,242
Coca-Cola Co.	280,037	11,750
PepsiCo Inc.	103,445	11,418
Altria Group Inc.	140,787	10,548
NIKE Inc. Class B	96,449	5,513
Colgate-Palmolive Co.	64,128	4,680
Mondelez International Inc.
Class A	105,681	4,641
Kraft Heinz Co.	43,869	4,014
Reynolds American Inc.	61,687	3,798
Monsanto Co.	31,671	3,605
Ford Motor Co.	281,317	3,525
General Motors Co.	93,352	3,439
Kimberly-Clark Corp.	25,851	3,427
General Mills Inc.	42,616	2,573
Activision Blizzard Inc.	48,276	2,179
^,* Tesla Inc.	8,689	2,172
Archer-Daniels-Midland Co.	41,403	1,945
Constellation Brands Inc.
Class A	12,199	1,937
Stanley Black & Decker Inc.	10,905	1,387

	Estee Lauder Cos. Inc.
	Class A	15,984	1,324
	Kellogg Co.	17,791	1,318
*	Monster Beverage Corp.	30,803	1,276
	Mead Johnson Nutrition Co.	13,368	1,174
	Hershey Co.	9,801	1,062
	VF Corp.	19,350	1,015
	Campbell Soup Co.	14,496	860
	Delphi Automotive plc	9,878	752
	Tyson Foods Inc. Class A	10,376	649
	Brown-Forman Corp.
	Class B	13,131	640
			122,449
Consumer Services (13.7%)
*	Amazon.com Inc.	29,138	24,623
	Comcast Corp. Class A	343,922	12,869
	Home Depot Inc.	87,845	12,730
	Walt Disney Co.	103,385	11,382
	Wal-Mart Stores Inc.	111,504	7,909
	McDonald’s Corp.	59,924	7,649
	CVS Health Corp.	76,871	6,194
*	Priceline Group Inc.	3,555	6,129
	Walgreens Boots
	Alliance Inc.	66,368	5,733
	Starbucks Corp.	99,716	5,671
	Costco Wholesale Corp.	31,551	5,590
	Time Warner Inc.	52,816	5,187
*	Charter Communications
	Inc. Class A	14,633	4,727
	Lowe’s Cos. Inc.	63,184	4,699
*	Netflix Inc.	29,404	4,179
	TJX Cos. Inc.	44,962	3,527
	Delta Air Lines Inc.	54,072	2,700
*	eBay Inc.	76,534	2,594
	Southwest Airlines Co.	44,447	2,569
	McKesson Corp.	16,330	2,452
	Target Corp.	40,408	2,375
	Twenty-First Century
	Fox Inc. Class A	76,129	2,278
	Kroger Co.	67,984	2,162
	Cardinal Health Inc.	23,100	1,880

8

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Sysco Corp.	35,486	1,871
*	O’Reilly Automotive Inc.	6,812	1,851
	Marriott International Inc.
	Class A	21,150	1,840
	CBS Corp. Class B	27,307	1,800
	American Airlines Group Inc.	35,470	1,644
	Yum! Brands Inc.	25,166	1,644
*	AutoZone Inc.	2,072	1,526
	Las Vegas Sands Corp.	28,684	1,519
	Carnival Corp.	27,088	1,516
	Dollar General Corp.	20,396	1,489
	Omnicom Group Inc.	17,029	1,449
	Viacom Inc. Class B	25,830	1,122
	Ross Stores Inc.	14,294	980
*	DISH Network Corp.
	Class A	15,639	970
	L Brands Inc.	17,389	915
	Twenty-First Century
	Fox Inc.	28,912	849
*	Hilton Worldwide
	Holdings Inc.	14,340	820
*	United Continental
	Holdings Inc.	9,970	739
^	Sirius XM Holdings Inc.	123,203	627
	AmerisourceBergen Corp.
	Class A	5,902	540
			173,519
Financials (18.8%)
*	Berkshire Hathaway Inc.
	Class B	137,832	23,627
	JPMorgan Chase & Co.	258,168	23,395
	Wells Fargo & Co.	326,153	18,878
	Bank of America Corp.	729,066	17,993
	Citigroup Inc.	205,633	12,299
	Visa Inc. Class A	134,671	11,843
	Mastercard Inc. Class A	69,453	7,672
	US Bancorp	116,396	6,402
	Goldman Sachs Group Inc.	25,796	6,399
	American International
	Group Inc.	74,038	4,733
	Morgan Stanley	101,257	4,624
	American Express Co.	56,214	4,501
	PNC Financial Services
	Group Inc.	35,048	4,459
	Chubb Ltd.	31,836	4,399
	Simon Property Group Inc.	22,704	4,187
	American Tower
	Corporation	30,806	3,536
	Charles Schwab Corp.	86,006	3,476
	Prudential Financial Inc.	30,957	3,422
	Bank of New York
	Mellon Corp.	72,346	3,410
	MetLife Inc.	63,373	3,323
	Capital One Financial Corp.	34,745	3,261
	BlackRock Inc.	7,603	2,946
	CME Group Inc.	23,328	2,834

	BB&T Corp.	58,601	2,826
	Marsh & McLennan
	Cos. Inc.	37,221	2,735
	Travelers Cos. Inc.	20,479	2,503
	Intercontinental
	Exchange Inc.	42,989	2,456
	Crown Castle
	International Corp.	26,099	2,441
	S&P Global Inc.	18,713	2,423
	Public Storage	10,601	2,411
	Aon plc	18,955	2,192
	Allstate Corp.	26,500	2,177
	Synchrony Financial	59,597	2,160
	Aflac Inc.	29,471	2,132
	SunTrust Banks Inc.	35,287	2,099
	Discover Financial Services	28,428	2,022
	State Street Corp.	24,995	1,992
	Prologis Inc.	37,969	1,938
	Welltower Inc.	26,053	1,834
	Weyerhaeuser Co.	53,771	1,813
	Ventas Inc.	25,621	1,667
	Equity Residential	26,405	1,665
	Progressive Corp.	41,723	1,635
	Boston Properties Inc.	11,115	1,545
	Ameriprise Financial Inc.	11,390	1,498
	Fifth Third Bancorp	54,448	1,494
	Northern Trust Corp.	15,490	1,353
	Vornado Realty Trust	12,233	1,344
	T. Rowe Price Group Inc.	16,677	1,188
	GGP Inc.	44,771	1,113
	HCP Inc.	33,925	1,112
	Franklin Resources Inc.	24,494	1,054
	Loews Corp.	20,718	973
	AvalonBay Communities Inc.	4,922	905
	TD Ameritrade
	Holding Corp.	17,175	672
*	Berkshire Hathaway Inc.
	Class A	1	257
			239,248
Health Care (13.9%)
	Johnson & Johnson	196,304	23,990
	Pfizer Inc.	437,874	14,940
	Merck & Co. Inc.	198,801	13,095
	UnitedHealth Group Inc.	68,712	11,364
	Amgen Inc.	53,680	9,476
	Medtronic plc	99,735	8,069
	AbbVie Inc.	117,296	7,253
*	Celgene Corp.	55,874	6,901
	Bristol-Myers Squibb Co.	120,536	6,836
	Gilead Sciences Inc.	95,010	6,696
	Allergan plc	27,035	6,619
	Eli Lilly & Co.	71,617	5,931
	Abbott Laboratories	124,064	5,593
*	Biogen Inc.	15,684	4,526
	Thermo Fisher Scientific Inc.	28,473	4,490
	Aetna Inc.	25,255	3,252

9

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Express Scripts Holding Co.	44,408	3,137
	Anthem Inc.	18,988	3,130
	Becton Dickinson and Co.	15,304	2,801
	Stryker Corp.	21,645	2,783
	Cigna Corp.	18,491	2,753
*	Boston Scientific Corp.	98,318	2,414
	Humana Inc.	10,747	2,270
*	Regeneron
	Pharmaceuticals Inc.	5,610	2,095
*	Intuitive Surgical Inc.	2,795	2,060
*	Alexion Pharmaceuticals Inc.	15,327	2,012
	Zoetis Inc.	35,691	1,903
*	HCA Holdings Inc.	21,607	1,885
	Baxter International Inc.	35,345	1,800
*	Illumina Inc.	10,643	1,782
	Zimmer Biomet
	Holdings Inc.	14,531	1,701
*	Vertex Pharmaceuticals Inc.	17,959	1,627
*	Mylan NV	30,817	1,290
			176,474
Industrials (10.8%)
	General Electric Co.	638,205	19,025
	3M Co.	43,436	8,094
	Boeing Co.	42,354	7,633
	Honeywell International Inc.	54,958	6,842
	Union Pacific Corp.	59,476	6,420
	United Technologies Corp.	53,451	6,016
	Accenture plc Class A	44,734	5,480
	United Parcel Service Inc.
	Class B	49,698	5,256
	Lockheed Martin Corp.	17,951	4,785
	Caterpillar Inc.	42,231	4,082
	Danaher Corp.	44,886	3,840
	General Dynamics Corp.	18,688	3,547
*	PayPal Holdings Inc.	82,609	3,470
	FedEx Corp.	17,306	3,340
	CSX Corp.	67,475	3,277
	Raytheon Co.	21,154	3,261
	Automatic Data
	Processing Inc.	30,924	3,173
	Northrop Grumman Corp.	12,698	3,138
	Illinois Tool Works Inc.	22,783	3,008
	Johnson Controls
	International plc	67,469	2,830
	Emerson Electric Co.	46,312	2,783
	Norfolk Southern Corp.	21,093	2,553
	Deere & Co.	21,570	2,362
	Eaton Corp. plc	32,516	2,340
	Waste Management Inc.	31,787	2,331
	Fidelity National Information
	Services Inc.	23,733	1,952
	TE Connectivity Ltd.	25,603	1,907
	Cummins Inc.	12,090	1,795
	Sherwin-Williams Co.	5,707	1,761
	PACCAR Inc.	25,192	1,683
	Parker-Hannifin Corp.	9,652	1,494

	Ingersoll-Rand plc	18,671	1,482
	Paychex Inc.	23,445	1,440
	Rockwell Automation Inc.	9,206	1,391
	Fortive Corp.	22,548	1,300
	Agilent Technologies Inc.	23,431	1,202
	Republic Services Inc.
	Class A	17,225	1,067
			137,360
Oil & Gas (6.7%)
	Exxon Mobil Corp.	299,190	24,330
	Chevron Corp.	136,207	15,323
	Schlumberger Ltd.	100,400	8,068
	ConocoPhillips	89,325	4,249
	EOG Resources Inc.	41,582	4,033
	Occidental Petroleum Corp.	55,059	3,609
	Halliburton Co.	59,326	3,172
	Kinder Morgan Inc.	136,782	2,915
	Anadarko Petroleum Corp.	40,344	2,608
	Phillips 66	32,035	2,505
	Pioneer Natural
	Resources Co.	12,294	2,286
	Valero Energy Corp.	32,542	2,211
	Marathon Petroleum Corp.	37,945	1,882
	Baker Hughes Inc.	30,417	1,834
	Williams Cos. Inc.	58,912	1,670
	Apache Corp.	27,323	1,437
	Noble Energy Inc.	31,058	1,131
	Hess Corp.	20,471	1,053
	Devon Energy Corp.	18,037	782
*	Continental Resources Inc.	3,414	154
	Enbridge Inc.	285	12
			85,264
Technology (18.8%)
	Apple Inc.	365,516	50,072
	Microsoft Corp.	532,908	34,095
*	Facebook Inc. Class A	168,876	22,889
*	Alphabet Inc. Class A	21,369	18,055
*	Alphabet Inc. Class C	21,169	17,427
	Cisco Systems Inc.	362,211	12,380
	Intel Corp.	341,910	12,377
	International Business
	Machines Corp.	61,714	11,097
	Oracle Corp.	221,992	9,455
	QUALCOMM Inc.	106,498	6,015
	Broadcom Ltd.	27,234	5,744
	Texas Instruments Inc.	72,042	5,520
*	Adobe Systems Inc.	35,910	4,250
*	salesforce.com Inc.	47,754	3,885
	NVIDIA Corp.	36,934	3,748
*	Yahoo! Inc.	61,965	2,829
	Applied Materials Inc.	78,039	2,827
	Hewlett Packard
	Enterprise Co.	120,250	2,744
*	Cognizant Technology
	Solutions Corp. Class A	43,800	2,596
	Intuit Inc.	17,610	2,209

10

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	HP Inc.	123,286	2,142
	Corning Inc.	68,512	1,892
	Analog Devices Inc.	22,227	1,821
*	Micron Technology Inc.	37,696	884
	CA Inc.	22,774	735
^,*	VMware Inc. Class A	4,938	444
			238,132
Telecommunications (2.8%)
	AT&T Inc.	443,098	18,517
	Verizon
	Communications Inc.	294,158	14,599
*	T-Mobile US Inc.	20,843	1,303
	CenturyLink Inc.	39,454	957
*	Sprint Corp.	42,601	376
			35,752
Utilities (2.7%)
	NextEra Energy Inc.	34,587	4,531
	Duke Energy Corp.	49,656	4,099
	Southern Co.	70,820	3,599
	Dominion Resources Inc.	45,298	3,517
	Exelon Corp.	66,553	2,443
	PG&E Corp.	36,408	2,430
	American Electric
	Power Co. Inc.	35,544	2,381
	Sempra Energy	18,063	1,992
	Edison International	23,600	1,882
	PPL Corp.	49,031	1,808
	Consolidated Edison Inc.	22,031	1,697
	Public Service Enterprise
	Group Inc.	36,604	1,683
	Xcel Energy Inc.	36,770	1,607
	FirstEnergy Corp.	30,791	999
			34,668
Total Common Stocks
(Cost $855,916)			1,266,915
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.864%	29,356	2,936

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 0.564%, 5/4/17	200	200
Total Temporary Cash Investments
(Cost $3,136)		3,136
Total Investments (100.0%)
(Cost $859,052)		1,270,051

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		87
Receivables for Investment Securities Sold 2,002
Receivables for Accrued Income		2,763
Other Assets		1
Total Other Assets		4,853
Liabilities
Payables for Investment
Securities Purchased		(2,699)
Collateral for Securities on Loan		(1,653)
Payables to Vanguard		(541)
Other Liabilities		(9)
Total Liabilities		(4,902)
Net Assets (100%)		1,270,002

11

Mega Cap Index Fund

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	895,047
Undistributed Net Investment Income	3,249
Accumulated Net Realized Losses	(39,430)
Unrealized Appreciation (Depreciation)
Investment Securities	410,999
Futures Contracts	137
Net Assets	1,270,002

ETF Shares—Net Assets
Applicable to 14,375,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,162,702
Net Asset Value Per Share—
ETF Shares	$80.88

Institutional Shares—Net Assets
Applicable to 672,862 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	107,300
Net Asset Value Per Share—
Institutional Shares	$159.47

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,534,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $1,653,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Mega Cap Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	12,691
Interest[1]	13
Securities Lending—Net	32
Total Income	12,736
Expenses
The Vanguard Group—Note B
Investment Advisory Services	84
Management and Administrative—ETF Shares	220
Management and Administrative—Institutional Shares	25
Marketing and Distribution—ETF Shares	32
Marketing and Distribution—Institutional Shares	1
Custodian Fees	11
Shareholders’ Reports—ETF Shares	35
Shareholders’ Reports—Institutional Shares	—
Total Expenses	408
Net Investment Income	12,328
Realized Net Gain (Loss)
Investment Securities Sold[1]	19,005
Futures Contracts	313
Realized Net Gain (Loss)	19,318
Change in Unrealized Appreciation (Depreciation)
Investment Securities	88,005
Futures Contracts	(85)
Change in Unrealized Appreciation (Depreciation)	87,920
Net Increase (Decrease) in Net Assets Resulting from Operations	119,566
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $13,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,328	26,379
Realized Net Gain (Loss)	19,318	76,699
Change in Unrealized Appreciation (Depreciation)	87,920	34,213
Net Increase (Decrease) in Net Assets Resulting from Operations	119,566	137,291
Distributions
Net Investment Income
ETF Shares	(12,750)	(21,835)
Institutional Shares	(1,515)	(4,593)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(14,265)	(26,428)
Capital Share Transactions
ETF Shares	10,390	(10,659)
Institutional Shares	(36,031)	(177,997)
Net Increase (Decrease) from Capital Share Transactions	(25,641)	(188,656)
Total Increase (Decrease)	79,660	(77,793)
Net Assets
Beginning of Period	1,190,342	1,268,135
End of Period[1]	1,270,002	1,190,342
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,249,000 and $5,186,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$74.19	$67.35	$68.69	$55.99	$48.52	$41.80
Investment Operations
Net Investment Income	.776	1.582	1.399	1.250	1.189	1.000
Net Realized and Unrealized Gain (Loss)
on Investments	6.807	6.793	(1.377)	12.687	7.471	6.648
Total from Investment Operations	7.583	8.375	.022	13.937	8.660	7.648
Distributions
Dividends from Net Investment Income	(.893)	(1.535)	(1.362)	(1.237)	(1.190)	(.928)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.893)	(1.535)	(1.362)	(1.237)	(1.190)	(.928)
Net Asset Value, End of Period	$80.88	$74.19	$67.35	$68.69	$55.99	$48.52

Total Return	10.32%	12.61%	-0.05%	25.13%	18.10%	18.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,163	$1,057	$970	$810	$588	$442
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.23%	2.02%	2.00%	2.26%	2.24%
Portfolio Turnover Rate[1]	7%	7%	8%	6%	10%	19%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$146.25	$132.77	$135.41	$110.38	$95.66	$82.40
Investment Operations
Net Investment Income	1.536	3.117	2.798	2.498	2.373	2.000
Net Realized and Unrealized Gain (Loss)
on Investments	13.427	13.419	(2.717)	25.000	14.727	13.113
Total from Investment Operations	14.963	16.536	.081	27.498	17.100	15.113
Distributions
Dividends from Net Investment Income	(1.743)	(3.056)	(2.721)	(2.468)	(2.380)	(1.853)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.743)	(3.056)	(2.721)	(2.468)	(2.380)	(1.853)
Net Asset Value, End of Period	$159.47	$146.25	$132.77	$135.41	$110.38	$95.66

Total Return	10.33%	12.63%	-0.01%	25.15%	18.13%	18.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$107	$133	$298	$314	$339	$250
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.24%	2.05%	2.03%	2.29%	2.28%
Portfolio Turnover Rate[1]	7%	7%	8%	6%	10%	19%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

17

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

18

Mega Cap Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $87,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,266,915	—	—
Temporary Cash Investments	2,936	200	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	1,269,843	200	—
1 Represents variation margin on the last day of the reporting period.

19

Mega Cap Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	28	3,308	137

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $17,716,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $40,810,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018 and $6,203,000 through August 31, 2019. Capital losses of $22,031,000 realized beginning in 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $859,052,000.

Net unrealized appreciation of investment securities for tax purposes was $410,999,000, consisting of unrealized gains of $424,825,000 on securities that had risen in value since their purchase and $13,826,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $63,564,000 of investment securities and sold $77,962,000 of investment securities, other than temporary cash investments. Purchases and sales include $23,203,000 and $37,268,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Mega Cap Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	48,169	625	205,540	2,975
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(37,779)	(500)	(216,199)	(3,125)
Net Increase (Decrease)—ETF Shares	10,390	125	(10,659)	(150)
Institutional Shares
Issued	1,565	12	30,619	218
Issued in Lieu of Cash Distributions	1,515	10	4,396	32
Redeemed	(39,111)	(259)	(213,012)	(1,587)
Net Increase (Decrease)—Institutional Shares	(36,031)	(237)	(177,997)	(1,337)

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

21

Mega Cap Growth Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGK	VMGAX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	1.48%	1.49%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	143	143	3,807
Median Market Cap	$94.7B	$94.7B	$57.6B
Price/Earnings Ratio	27.2x	27.2x	24.8x
Price/Book Ratio	5.3x	5.3x	3.0x
Return on Equity	21.9%	21.4%	16.4%
Earnings Growth
Rate	11.2%	12.1%	7.6%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Basic Materials	1.6%	1.6%	2.6%
Consumer Goods	11.2	11.2	9.8
Consumer Services	23.4	23.4	13.1
Financials	10.7	10.7	20.6
Health Care	13.9	13.9	12.6
Industrials	9.5	9.5	12.8
Oil & Gas	3.5	3.5	6.2
Technology	26.0	26.0	17.1
Telecommunications	0.2	0.2	2.1
Utilities	0.0	0.0	3.1

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	8.5%
Alphabet Inc.	Internet	6.0
Amazon.com Inc.	Broadline Retailers	4.2
Facebook Inc.	Internet	3.9
Comcast Corp.	Broadcasting &
	Entertainment	2.2
Home Depot Inc.	Home Improvement
	Retailers	2.2
Philip Morris
International Inc.	Tobacco	2.1
Visa Inc.	Consumer Finance	2.0
Coca-Cola Co.	Soft Drinks	2.0
Walt Disney Co.	Broadcasting &
	Entertainment	1.9
Top Ten		35.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

22

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		6.47%	14.28%	8.06%
Net Asset Value		6.40	14.27	8.06
Institutional Shares	4/3/2008	6.42	14.28	8.99

See Financial Highlights for dividend and capital gains information.

23

Mega Cap Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.6%)
Praxair Inc.	91,137	10,819
Ecolab Inc.	83,718	10,379
PPG Industries Inc.	84,195	8,624
Nucor Corp.	101,732	6,365
Air Products &
Chemicals Inc.	34,681	4,872
		41,059
Consumer Goods (11.2%)
Philip Morris
International Inc.	495,115	54,141
Coca-Cola Co.	1,238,732	51,977
NIKE Inc. Class B	426,503	24,379
Altria Group Inc.	311,240	23,318
Colgate-Palmolive Co.	283,681	20,703
Kraft Heinz Co.	194,143	17,766
Reynolds American Inc.	273,088	16,814
Monsanto Co.	139,791	15,912
Activision Blizzard Inc.	213,553	9,638
^,* Tesla Inc.	38,536	9,634
Constellation Brands Inc.
Class A	53,968	8,571
Stanley Black & Decker Inc.	48,056	6,110
Estee Lauder Cos. Inc.
Class A	70,991	5,882
* Monster Beverage Corp.	136,420	5,653
Mead Johnson Nutrition Co.	58,965	5,176
Hershey Co.	43,560	4,720
VF Corp.	85,895	4,505
Delphi Automotive plc	43,249	3,293
Brown-Forman Corp.
Class B	58,330	2,844
		291,036
Consumer Services (23.4%)
* Amazon.com Inc.	128,895	108,921
Comcast Corp. Class A	1,521,232	56,925
Home Depot Inc.	388,825	56,345
Walt Disney Co.	457,116	50,324
McDonald’s Corp.	265,119	33,843

*	Priceline Group Inc.	15,746	27,148
	Walgreens Boots
	Alliance Inc.	293,881	25,386
	Starbucks Corp.	441,318	25,098
	Costco Wholesale Corp.	139,515	24,719
	Time Warner Inc.	233,837	22,965
*	Charter Communications
	Inc. Class A	64,756	20,920
	Lowe’s Cos. Inc.	279,154	20,761
*	Netflix Inc.	130,089	18,490
	TJX Cos. Inc.	199,032	15,614
	Southwest Airlines Co.	196,837	11,377
	Twenty-First Century
	Fox Inc. Class A	337,670	10,103
*	O’Reilly Automotive Inc.	30,153	8,193
	Marriott International Inc.
	Class A	93,395	8,124
	CBS Corp. Class B	121,062	7,980
	Yum! Brands Inc.	111,089	7,256
*	AutoZone Inc.	9,236	6,803
	Las Vegas Sands Corp.	126,746	6,711
	Dollar General Corp.	89,779	6,556
	Ross Stores Inc.	63,184	4,333
*	DISH Network Corp. Class A	68,636	4,255
	L Brands Inc.	77,689	4,088
	Twenty-First Century
	Fox Inc.	127,168	3,732
*	Hilton Worldwide
	Holdings Inc.	63,050	3,607
	Carnival Corp.	59,860	3,349
^	Sirius XM Holdings Inc.	537,660	2,737
	AmerisourceBergen Corp.
	Class A	26,218	2,399
	CBS Corp. Class A	141	9
			609,071
Financials (10.7%)
	Visa Inc. Class A	596,027	52,415
	Mastercard Inc. Class A	307,197	33,933
	Simon Property Group Inc.	100,281	18,492
	American Tower
	Corporation	135,804	15,589

24

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
	Charles Schwab Corp.	380,561	15,378
	BlackRock Inc.	33,618	13,026
	Marsh & McLennan
	Cos. Inc.	164,482	12,086
	Intercontinental
	Exchange Inc.	190,019	10,856
	Crown Castle
	International Corp.	115,113	10,766
	S&P Global Inc.	82,657	10,702
	Public Storage	47,035	10,698
	Aon plc	83,941	9,708
	Prologis Inc.	167,354	8,543
	Welltower Inc.	115,526	8,131
	Weyerhaeuser Co.	238,474	8,041
	Ventas Inc.	113,084	7,356
	Boston Properties Inc.	49,121	6,829
	Vornado Realty Trust	54,206	5,956
	T. Rowe Price Group Inc.	73,930	5,264
*	GGP Inc.	197,504	4,910
	AvalonBay
	Communities Inc.	21,970	4,038
	TD Ameritrade Holding Corp.	75,515	2,953
	HCP Inc.	75,856	2,487
			278,157
Health Care (13.9%)
	Amgen Inc.	237,406	41,909
	Medtronic plc	441,076	35,687
	AbbVie Inc.	518,704	32,077
*	Celgene Corp.	247,466	30,564
	Bristol-Myers Squibb Co.	533,353	30,246
	Gilead Sciences Inc.	420,290	29,622
	Allergan plc	119,713	29,308
*	Biogen Inc.	69,438	20,040
	Thermo Fisher Scientific Inc.	126,057	19,877
	Becton Dickinson and Co.	67,794	12,410
	Stryker Corp.	95,601	12,290
*	Boston Scientific Corp.	434,339	10,663
*	Regeneron
	Pharmaceuticals Inc.	24,797	9,262
*	Intuitive Surgical Inc.	12,362	9,111
*	Alexion Pharmaceuticals Inc.	68,074	8,935
	Zoetis Inc.	157,546	8,399
*	Illumina Inc.	46,904	7,852
*	Vertex Pharmaceuticals Inc.	79,018	7,160
*	Mylan NV	136,677	5,720
			361,132
Industrials (9.4%)
	3M Co.	191,949	35,770
	Boeing Co.	187,144	33,729
	Union Pacific Corp.	262,915	28,379
	Accenture plc Class A	197,966	24,251
	United Parcel Service Inc.
	Class B	220,014	23,269
	Danaher Corp.	198,639	16,994
*	PayPal Holdings Inc.	365,646	15,357

	Automatic Data
	Processing Inc.	136,759	14,034
	Fidelity National
	Information Services Inc.	104,782	8,620
	Sherwin-Williams Co.	25,208	7,778
	FedEx Corp.	38,175	7,367
	Illinois Tool Works Inc.	50,347	6,646
	Paychex Inc.	103,729	6,371
	Rockwell Automation Inc.	40,890	6,178
	Fortive Corp.	99,170	5,717
	Agilent Technologies Inc.	103,393	5,304
			245,764
Oil & Gas (3.5%)
	Schlumberger Ltd.	221,965	17,837
	EOG Resources Inc.	183,860	17,833
	Kinder Morgan Inc.	605,251	12,898
	Anadarko Petroleum Corp.	178,280	11,526
	Pioneer Natural
	Resources Co.	54,165	10,073
	Williams Cos. Inc.	260,044	7,370
	Halliburton Co.	130,866	6,996
	Noble Energy Inc.	136,901	4,984
	Devon Energy Corp.	39,632	1,718
*	Continental Resources Inc.	15,352	694
			91,929
Technology (25.9%)
	Apple Inc.	1,616,611	221,460
*	Facebook Inc. Class A	747,074	101,258
*	Alphabet Inc. Class A	94,493	79,840
*	Alphabet Inc. Class C	93,608	77,059
	Broadcom Ltd.	120,468	25,410
	Texas Instruments Inc.	318,823	24,428
	Oracle Corp.	491,347	20,927
*	Adobe Systems Inc.	158,725	18,784
*	salesforce.com Inc.	211,142	17,176
	NVIDIA Corp.	163,343	16,576
	QUALCOMM Inc.	235,727	13,314
*	Yahoo! Inc.	273,970	12,510
	Applied Materials Inc.	344,738	12,486
*	Cognizant Technology
	Solutions Corp. Class A	193,468	11,467
	Intuit Inc.	77,730	9,750
	Analog Devices Inc.	98,214	8,047
*	Micron Technology Inc.	165,889	3,888
^,*	VMware Inc. Class A	21,279	1,913
			676,293
Telecommunications (0.2%)
*	T-Mobile US Inc.	91,852	5,744
Total Common Stocks
(Cost $1,916,174)			2,600,185
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.864%	130,182	13,019

25

Mega Cap Growth Index Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 0.557%–0.601%,
4/27/17	200	200
Total Temporary Cash Investments
(Cost $13,219)		13,219
Total Investments (100.3%)
(Cost $1,929,393)		2,613,404

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		175
Receivables for Accrued Income		2,492
Receivables for Capital Shares Issued		5
Other Assets [4]		62
Total Other Assets		2,734
Liabilities
Payables for Investment
Securities Purchased		(1,501)
Collateral for Securities on Loan		(7,226)
Payables for Capital Shares Redeemed		(1)
Payables to Vanguard		(827)
Other Liabilities		(17)
Total Liabilities		(9,572)
Net Assets (100%)		2,606,566

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,969,787
Undistributed Net Investment Income	2,440
Accumulated Net Realized Losses	(49,895)
Unrealized Appreciation (Depreciation)
Investment Securities	684,011
Futures Contracts	223
Net Assets	2,606,566

ETF Shares—Net Assets
Applicable to 27,239,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,574,391
Net Asset Value Per Share—
ETF Shares	$94.51

Institutional Shares—Net Assets
Applicable to 171,407 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,175
Net Asset Value Per Share—
Institutional Shares	$187.71

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,715,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $7,226,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 and cash of $62,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

26

Mega Cap Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	16,560
Interest[1]	15
Securities Lending—Net	58
Total Income	16,633
Expenses
The Vanguard Group—Note B
Investment Advisory Services	167
Management and Administrative—ETF Shares	518
Management and Administrative—Institutional Shares	6
Marketing and Distribution—ETF Shares	68
Marketing and Distribution—Institutional Shares	1
Custodian Fees	10
Shareholders’ Reports—ETF Shares	46
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	817
Net Investment Income	15,816
Realized Net Gain (Loss)
Investment Securities Sold[1]	19,521
Futures Contracts	357
Realized Net Gain (Loss)	19,878
Change in Unrealized Appreciation (Depreciation)
Investment Securities	184,000
Futures Contracts	(54)
Change in Unrealized Appreciation (Depreciation)	183,946
Net Increase (Decrease) in Net Assets Resulting from Operations	219,640
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $15,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,816	32,752
Realized Net Gain (Loss)	19,878	52,526
Change in Unrealized Appreciation (Depreciation)	183,946	112,174
Net Increase (Decrease) in Net Assets Resulting from Operations	219,640	197,452
Distributions
Net Investment Income
ETF Shares	(19,532)	(31,000)
Institutional Shares	(255)	(520)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,787)	(31,520)
Capital Share Transactions
ETF Shares	129,794	155,971
Institutional Shares	(958)	(7,135)
Net Increase (Decrease) from Capital Share Transactions	128,836	148,836
Total Increase (Decrease)	328,689	314,768
Net Assets
Beginning of Period	2,277,877	1,963,109
End of Period[1]	2,606,566	2,277,877
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,440,000 and $6,411,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$87.15	$80.22	$79.16	$62.69	$55.92	$46.87
Investment Operations
Net Investment Income	.585	1.269	1.148	.994	1.006	.771[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.517	6.897	1.013	16.475	6.751	8.966
Total from Investment Operations	8.102	8.166	2.161	17.469	7.757	9.737
Distributions
Dividends from Net Investment Income	(.742)	(1.236)	(1.101)	(.999)	(.987)	(.687)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.742)	(1.236)	(1.101)	(.999)	(.987)	(.687)
Net Asset Value, End of Period	$94.51	$87.15	$80.22	$79.16	$62.69	$55.92

Total Return	9.37%	10.28%	2.70%	28.05%	14.04%	20.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,574	$2,247	$1,928	$1,520	$1,034	$884
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.55%	1.43%	1.40%	1.69%	1.49%
Portfolio Turnover Rate [2]	8%	12%	9%	11%	41%	16%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$173.07	$159.31	$157.21	$124.49	$110.67	$92.75
Investment Operations
Net Investment Income	1.169	2.528	2.293	1.978	2.027	1.453[1]
Net Realized and Unrealized Gain (Loss)
on Investments	14.946	13.693	2.011	32.732	13.374	17.831
Total from Investment Operations	16.115	16.221	4.304	34.710	15.401	19.284
Distributions
Dividends from Net Investment Income	(1.475)	(2.461)	(2.204)	(1.990)	(1.581)	(1.364)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.475)	(2.461)	(2.204)	(1.990)	(1.581)	(1.364)
Net Asset Value, End of Period	$187.71	$173.07	$159.31	$157.21	$124.49	$110.67

Total Return	9.38%	10.28%	2.71%	28.07%	14.05%	21.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32	$30	$35	$15	$21	$0.2
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.08%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.56%	1.44%	1.41%	1.70%	1.52%
Portfolio Turnover Rate [2]	8%	12%	9%	11%	41%	16%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

31

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

32

Mega Cap Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $175,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,600,185	—	—
Temporary Cash Investments	13,019	200	—
Futures Contracts—Liabilities[1]	(14)	—	—
Total	2,613,190	200	—
1 Represents variation margin on the last day of the reporting period.

33

Mega Cap Growth Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	52	6,143	223

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $23,562,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $45,935,000 to offset future net capital gains. Of this amount,$4,562,000 is subject to expiration on August 31, 2019. Capital losses of $41,373,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $1,929,393,000.

Net unrealized appreciation of investment securities for tax purposes was $684,011,000, consisting of unrealized gains of $716,141,000 on securities that had risen in value since their purchase and $32,130,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $277,238,000 of investment securities and sold $145,144,000 of investment securities, other than temporary cash investments. Purchases and sales include $166,693,000 and $51,622,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

34

Mega Cap Growth Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2017, such purchases and sales were $9,163,000 and $31,571,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	182,318	2,050	345,671	4,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(52,524)	(600)	(189,700)	(2,350)
Net Increase (Decrease)—ETF Shares	129,794	1,450	155,971	1,750
Institutional Shares
Issued	5,630	33	15,163	94
Issued in Lieu of Cash Distributions	180	1	377	2
Redeemed	(6,768)	(39)	(22,675)	(137)
Net Increase (Decrease)—Institutional Shares	(958)	(5)	(7,135)	(41)

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

35

Mega Cap Value Index Fund

Fund Profile
As of February 28, 2017

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGV	VMVLX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	2.48%	2.47%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	144	144	3,807
Median Market Cap $165.8B		$165.8B	$57.6B
Price/Earnings Ratio	20.3x	20.3x	24.8x
Price/Book Ratio	2.3x	2.3x	3.0x
Return on Equity	14.9%	14.9%	16.4%
Earnings Growth
Rate	3.3%	3.3%	7.6%
Dividend Yield	2.5%	2.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Basic Materials	2.2%	2.2%	2.6%
Consumer Goods	8.3	8.3	9.8
Consumer Services	5.3	5.3	13.1
Financials	25.9	26.0	20.6
Health Care	14.0	14.0	12.6
Industrials	12.0	12.0	12.8
Oil & Gas	9.5	9.5	6.2
Technology	12.6	12.5	17.1
Telecommunications	5.1	5.1	2.1
Utilities	5.1	5.1	3.1

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.89
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	5.0%
Exxon Mobil Corp.	Integrated Oil & Gas	3.6
Johnson & Johnson	Pharmaceuticals	3.5
Berkshire Hathaway Inc. Reinsurance		3.5
JPMorgan Chase & Co.	Banks	3.4
General Electric Co.	Diversified Industrials	2.8
Wells Fargo & Co.	Banks	2.8
AT&T Inc.	Fixed Line
	Telecommunications	2.7
Bank of America Corp.	Banks	2.6
Procter & Gamble Co.	Nondurable
	Household Products	2.6
Top Ten		32.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2017, the annualized expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

36

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended February 28, 2017.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		16.67%	14.85%	6.28%
Net Asset Value		16.62	14.84	6.27
Institutional Shares	3/5/2008	16.64	14.87	7.48

See Financial Highlights for dividend and capital gains information.

37

Mega Cap Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (2.2%)
Dow Chemical Co.	207,520	12,920
EI du Pont de
Nemours & Co.	160,897	12,637
LyondellBasell Industries
NV Class A	60,433	5,514
International Paper Co.	75,994	4,005
Air Products &
Chemicals Inc.	20,153	2,831
		37,907
Consumer Goods (8.3%)
Procter & Gamble Co.	495,673	45,141
PepsiCo Inc.	265,681	29,326
Altria Group Inc.	180,609	13,531
Mondelez International Inc.
Class A	271,517	11,925
Ford Motor Co.	722,383	9,052
General Motors Co.	239,770	8,833
Kimberly-Clark Corp.	66,347	8,794
General Mills Inc.	109,383	6,603
Archer-Daniels-Midland Co.	106,466	5,001
Kellogg Co.	45,557	3,374
Campbell Soup Co.	37,161	2,206
Tyson Foods Inc. Class A	27,003	1,689
		145,475
Consumer Services (5.3%)
Wal-Mart Stores Inc.	286,525	20,323
CVS Health Corp.	197,564	15,920
Delta Air Lines Inc.	138,568	6,919
* eBay Inc.	196,429	6,659
McKesson Corp.	41,826	6,279
Target Corp.	103,882	6,105
Kroger Co.	174,683	5,555
Cardinal Health Inc.	59,210	4,818
Sysco Corp.	91,067	4,801
American Airlines
Group Inc.	91,025	4,220
Omnicom Group Inc.	43,716	3,720

Viacom Inc. Class B	66,272	2,880
Carnival Corp.	34,766	1,945
* United Continental
Holdings Inc.	25,373	1,880
		92,024
Financials (25.9%)
* Berkshire Hathaway Inc.
Class B	356,140	61,049
JPMorgan Chase & Co.	662,716	60,055
Wells Fargo & Co.	837,147	48,454
Bank of America Corp.	1,871,449	46,187
Citigroup Inc.	527,803	31,568
US Bancorp	299,133	16,452
Goldman Sachs Group Inc.	66,243	16,432
American International
Group Inc.	190,075	12,150
Morgan Stanley	259,920	11,871
American Express Co.	143,969	11,526
PNC Financial Services
Group Inc.	90,169	11,472
Chubb Ltd.	81,959	11,324
Prudential Financial Inc.	79,567	8,795
Bank of New York
Mellon Corp.	185,822	8,760
MetLife Inc.	162,718	8,533
Capital One Financial Corp.	89,365	8,388
BB&T Corp.	150,373	7,251
CME Group Inc.	59,663	7,247
Travelers Cos. Inc.	52,565	6,426
Allstate Corp.	68,275	5,609
Synchrony Financial	152,686	5,533
Aflac Inc.	75,644	5,473
SunTrust Banks Inc.	90,741	5,398
Discover Financial Services	72,922	5,188
State Street Corp.	64,359	5,130
Equity Residential	67,592	4,263
Progressive Corp.	107,401	4,208
Ameriprise Financial Inc.	29,314	3,855
Fifth Third Bancorp	140,155	3,846
Northern Trust Corp.	39,882	3,484

38

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Franklin Resources Inc.	63,324	2,725
	Loews Corp.	52,934	2,487
	HCP Inc.	43,361	1,422
*	Berkshire Hathaway Inc.
	Class A	1	257
			452,818
Health Care (13.9%)
	Johnson & Johnson	503,866	61,577
	Pfizer Inc.	1,123,877	38,347
	Merck & Co. Inc.	510,642	33,636
	UnitedHealth Group Inc.	176,285	29,154
	Eli Lilly & Co.	184,017	15,238
	Abbott Laboratories	318,558	14,361
	Aetna Inc.	65,010	8,371
*	Express Scripts Holding Co.	114,248	8,072
	Anthem Inc.	48,752	8,035
	Cigna Corp.	47,501	7,073
	Humana Inc.	27,584	5,827
*	HCA Holdings Inc.	55,601	4,851
	Baxter International Inc.	90,735	4,620
	Zimmer Biomet
	Holdings Inc.	37,149	4,349
			243,511
Industrials (12.0%)
	General Electric Co.	1,638,326	48,839
	Honeywell
	International Inc.	141,195	17,579
	United Technologies Corp.	137,166	15,438
	Lockheed Martin Corp.	46,096	12,288
	Caterpillar Inc.	108,445	10,482
	General Dynamics Corp.	48,026	9,116
	CSX Corp.	173,314	8,416
	Raytheon Co.	54,395	8,385
	Northrop Grumman Corp.	32,615	8,059
	Johnson Controls
	International plc	173,279	7,267
	Emerson Electric Co.	118,886	7,145
	Norfolk Southern Corp.	54,124	6,551
	Deere & Co.	55,404	6,066
	Eaton Corp. plc	83,530	6,012
	Waste Management Inc.	81,737	5,993
	TE Connectivity Ltd.	65,744	4,896
	Cummins Inc.	31,199	4,633
	PACCAR Inc.	64,978	4,341
	FedEx Corp.	22,186	4,281
	Illinois Tool Works Inc.	29,325	3,871
	Parker-Hannifin Corp.	24,803	3,841
	Ingersoll-Rand plc	47,903	3,802
	Republic Services Inc.
	Class A	44,194	2,738
			210,039
Oil & Gas (9.4%)
	Exxon Mobil Corp.	767,931	62,448
	Chevron Corp.	349,665	39,337
	ConocoPhillips	229,260	10,906

Schlumberger Ltd.	128,907	10,359
Occidental Petroleum Corp.	141,395	9,268
Phillips 66	82,069	6,417
Valero Energy Corp.	83,719	5,689
Marathon Petroleum Corp.	97,656	4,844
Baker Hughes Inc.	78,203	4,714
Halliburton Co.	76,126	4,070
Apache Corp.	70,113	3,687
Hess Corp.	52,877	2,720
Devon Energy Corp.	23,058	1,000
Enbridge Inc.	732	31
		165,490
Technology (12.5%)
Microsoft Corp.	1,367,952	87,522
Cisco Systems Inc.	929,725	31,778
Intel Corp.	877,716	31,773
International Business
Machines Corp.	158,500	28,501
Oracle Corp.	284,946	12,136
QUALCOMM Inc.	136,612	7,716
Hewlett Packard
Enterprise Co.	308,262	7,035
HP Inc.	316,340	5,495
Corning Inc.	175,968	4,858
CA Inc.	58,210	1,878
		218,692
Telecommunications (5.0%)
AT&T Inc.	1,137,319	47,529
Verizon
Communications Inc.	755,050	37,473
CenturyLink Inc.	101,395	2,460
* Sprint Corp.	111,507	982
		88,444
Utilities (5.1%)
NextEra Energy Inc.	88,843	11,638
Duke Energy Corp.	127,654	10,538
Southern Co.	181,350	9,216
Dominion Resources Inc.	115,991	9,006
Exelon Corp.	170,552	6,261
PG&E Corp.	93,523	6,243
American Electric
Power Co. Inc.	90,966	6,092
Sempra Energy	46,384	5,116
Edison International	60,400	4,816
PPL Corp.	125,474	4,627
Consolidated Edison Inc.	56,353	4,341
Public Service Enterprise
Group Inc.	93,477	4,298
Xcel Energy Inc.	93,883	4,104
FirstEnergy Corp.	78,717	2,553
		88,849
Total Common Stocks
(Cost $1,359,418)		1,743,249

39

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2 Vanguard Market
Liquidity Fund, 0.864%	3	—

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3 United States Treasury
Bill, 0.597%, 5/25/17	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (99.6%)
(Cost $1,359,518)		1,743,349

		Amount
		($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard		121
Receivables for Investment Securities Sold		5,148
Receivables for Accrued Income		5,650
Receivables for Capital Shares Issued		5
Other Assets [3]		141
Total Other Assets		11,065
Liabilities
Payables for Investment Securities
Purchased		(2,001)
Payables for Capital Shares Redeemed		(298)
Payables to Vanguard		(559)
Other Liabilities		(1,974)
Total Liabilities		(4,832)
Net Assets (100%)		1,749,582

At February 28, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,382,454
Undistributed Net Investment Income	7,378
Accumulated Net Realized Losses	(24,143)
Unrealized Appreciation (Depreciation)
Investment Securities	383,831
Futures Contracts	62
Net Assets	1,749,582

ETF Shares—Net Assets
Applicable to 23,054,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,605,353
Net Asset Value Per Share—
ETF Shares	$69.63

Institutional Shares—Net Assets
Applicable to 1,044,621 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	144,229
Net Asset Value Per Share—
Institutional Shares	$138.07

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Securities with a value of $100,000 and cash of $141,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Mega Cap Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2017
($000)
Investment Income
Income
Dividends	22,103
Interest[1]	2
Securities Lending—Net	46
Total Income	22,151
Expenses
The Vanguard Group—Note B
Investment Advisory Services	113
Management and Administrative—ETF Shares	323
Management and Administrative—Institutional Shares	31
Marketing and Distribution—ETF Shares	41
Marketing and Distribution—Institutional Shares	2
Custodian Fees	24
Shareholders’ Reports—ETF Shares	19
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	556
Net Investment Income	21,595
Realized Net Gain (Loss)
Investment Securities Sold[1]	13,997
Futures Contracts	68
Realized Net Gain (Loss)	14,065
Change in Unrealized Appreciation (Depreciation)
Investment Securities	137,257
Futures Contracts	38
Change in Unrealized Appreciation (Depreciation)	137,295
Net Increase (Decrease) in Net Assets Resulting from Operations	172,955
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,595	37,496
Realized Net Gain (Loss)	14,065	18,515
Change in Unrealized Appreciation (Depreciation)	137,295	130,325
Net Increase (Decrease) in Net Assets Resulting from Operations	172,955	186,336
Distributions
Net Investment Income
ETF Shares	(20,053)	(29,412)
Institutional Shares	(2,646)	(5,913)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(22,699)	(35,325)
Capital Share Transactions
ETF Shares	148,249	237,968
Institutional Shares	(77,595)	(30,150)
Net Increase (Decrease) from Capital Share Transactions	70,654	207,818
Total Increase (Decrease)	220,910	358,829
Net Assets
Beginning of Period	1,528,672	1,169,843
End of Period[1]	1,749,582	1,528,672
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,378,000 and $8,482,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$63.52	$56.89	$59.60	$49.65	$41.80	$37.09
Investment Operations
Net Investment Income	.864	1.638	1.484	1.338	1.272[1]	1.164
Net Realized and Unrealized Gain (Loss)
on Investments	6.169	6.583	(2.733)	9.911	7.809	4.689
Total from Investment Operations	7.033	8.221	(1.249)	11.249	9.081	5.853
Distributions
Dividends from Net Investment Income	(.923)	(1.591)	(1.461)	(1.299)	(1.231)	(1.143)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.923)	(1.591)	(1.461)	(1.299)	(1.231)	(1.143)
Net Asset Value, End of Period	$69.63	$63.52	$56.89	$59.60	$49.65	$41.80

Total Return	11.18%	14.71%	-2.22%	22.92%	22.05%	16.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,605	$1,322	$957	$870	$611	$414
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.84%	2.51%	2.47%	2.72%	2.97%
Portfolio Turnover Rate [2]	6%	8%	5%	8%	34%	17%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$125.94	$112.80	$118.18	$98.45	$82.90	$73.55
Investment Operations
Net Investment Income	1.717	3.259	2.976	2.687	2.531[1]	2.339
Net Realized and Unrealized Gain (Loss)
on Investments	12.239	13.063	(5.427)	19.649	15.493	9.303
Total from Investment Operations	13.956	16.322	(2.451)	22.336	18.024	11.642
Distributions
Dividends from Net Investment Income	(1.826)	(3.182)	(2.929)	(2.606)	(2.474)	(2.292)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.826)	(3.182)	(2.929)	(2.606)	(2.474)	(2.292)
Net Asset Value, End of Period	$138.07	$125.94	$112.80	$118.18	$98.45	$82.90

Total Return	11.19%	14.72%	-2.19%	22.95%	22.07%	16.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$207	$213	$212	$164	$110
Ratio of Total Expenses to
Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.72%	2.85%	2.54%	2.50%	2.75%	3.01%
Portfolio Turnover Rate [2]	6%	8%	5%	8%	34%	17%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

45

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended February 28, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

46

Mega Cap Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2017, the fund had contributed to Vanguard capital in the amount of $121,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,743,249	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	(13)	—	—
Total	1,743,236	100	—
1 Represents variation margin on the last day of the reporting period.

47

Mega Cap Value Index Fund

D. At February 28, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	48	5,671	62

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2017, the fund realized $16,780,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2016, the fund had available capital losses totaling $21,404,000 to offset future net capital gains. Of this amount, $4,326,000 is subject to expiration on August 31, 2019. Capital losses of $17,078,000 realized beginning in 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2017, the cost of investment securities for tax purposes was $1,359,518,000.

Net unrealized appreciation of investment securities for tax purposes was $383,831,000, consisting of unrealized gains of $400,539,000 on securities that had risen in value since their purchase and $16,708,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2017, the fund purchased $224,726,000 of investment securities and sold $160,060,000 of investment securities, other than temporary cash investments. Purchases and sales include $174,614,000 and $45,687,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

48

Mega Cap Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	195,991	2,975	364,263	6,137
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(47,742)	(725)	(126,295)	(2,150)
Net Increase (Decrease)—ETF Shares	148,249	2,250	237,968	3,987
Institutional Shares
Issued	5,597	45	22,320	195
Issued in Lieu of Cash Distributions	1,837	14	4,297	37
Redeemed	(85,029)	(659)	(56,767)	(477)
Net Increase (Decrease)—Institutional Shares	(77,595)	(600)	(30,150)	(245)

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2017, that would require recognition or disclosure in these financial statements.

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended February 28, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2016	2/28/2017	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,103.17	$0.37
Institutional Shares	1,000.00	1,103.29	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,093.67	$0.36
Institutional Shares	1,000.00	1,093.85	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,111.83	$0.37
Institutional Shares	1,000.00	1,111.95	0.31
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Institutional Shares	1,000.00	1,024.50	0.30
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Institutional Shares	1,000.00	1,024.50	0.30
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Institutional Shares	1,000.00	1,024.50	0.30

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund,
0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for
Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP
US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US
Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US
Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: April 17, 2017
VANGUARD WORLD FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 17, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.